UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811- 07343

Exact name of registrant as specified in charter:	The Prudential Investment Portfolios, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2019

Date of reporting period:	9/30/2019

Item 1 – Reports to Stockholders

PGIM BALANCED FUND

ANNUAL REPORT

SEPTEMBER 30, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Income and long-term growth of capital

Highlights (unaudited)

•	The segment of the Fund invested in bonds outperformed the Bloomberg Barclays US Aggregate Bond Index by 0.25% during the reporting period.

•

Sector allocation within the fixed income portion of the Fund was a strong contributor to performance, highlighted by overweights in commercial mortgage-backed securities, collateralized loan obligations, and emerging market bonds.

•	The equity segment of the Fund underperformed the blended equity benchmark by 3.81% during the period.

•

Within the equity segment of the Fund, relatively expensive stocks outperformed their cheaper counterparts, detracting from performance. Overweighting companies with better growth prospects and higher-quality financial metrics also detracted within large-capitalization stocks.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser and Prudential Financial company. QMA is the primary business name of QMA LLC, a wholly owned subsidiary of PGIM. © 2019 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM Balanced Fund	3

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Balanced Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2019.

While the US economy remained healthy, with rising corporate profits and strong job growth, the Federal Reserve cut interest rates late in the period for the first time since the Great Recession more than a decade ago. After nine rate increases in recent years, the cut was a proactive attempt by the Fed to extend the longest domestic economic expansion on record as growth in many other regions weakened. China in particular showed signs of slowing amid trade tensions with the US, and turmoil in the United Kingdom continued as it negotiated an exit from the European Union.

Despite the growing US economy, volatility returned to the equity markets during the period. After corporate tax cuts and regulatory reforms helped boost US stocks early in the period, equities declined significantly at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year. For the period overall, large-cap US equities rose while small-cap US stocks fell. Stocks also declined in developed foreign and emerging markets.

The overall US bond market posted strong returns during the period on a significant rally in interest rates that saw the 10-year US Treasury yield decline from around 3% to 2%. Investment grade corporate bonds led the way with a double-digit gain, while corporate high yield and municipal bonds each had a high single-digit return. Globally, bonds in developed markets delivered solid returns, while emerging markets debt also posted positive results. A continuing trend during the period was the inversion of a portion of the US Treasury yield curve, as the yield on certain shorter maturities exceeded the yield on the 10-year bond.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Balanced Fund

November 15, 2019

PGIM Balanced Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/19 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–1.05	5.66	8.39	—
Class B	–3.46	5.36	7.95	—
Class C	0.67	5.62	8.00	—
Class R	2.04	6.07	8.49	—
Class Z	2.59	6.66	9.08	—
Class R6	2.69	N/A	N/A	4.77 (11/28/17)
Customized Blend Index
	6.12	7.52	9.11	—
Bloomberg Barclays US Aggregate Bond Index
	10.30	3.38	3.75	—
S&P 500 Index
	4.25	10.83	13.23	—

	Average Annual Total Returns as of 9/30/19 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	2.28	6.36	8.75	—
Class B	1.31	5.51	7.95	—
Class C	1.62	5.62	8.00	—
Class R	2.04	6.07	8.49	—
Class Z	2.59	6.66	9.08	—
Class R6	2.69	N/A	N/A	4.77 (11/28/17)
Customized Blend Index
	6.12	7.52	9.11	—
Bloomberg Barclays US Aggregate Bond Index
	10.30	3.38	3.75	—
S&P 500 Index
	4.25	10.83	13.23	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Customized Blend Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period (September 30, 2009) and the account values at the end of the current fiscal year (September 30, 2019) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

PGIM Balanced Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z	Class R6
Maximum initial sales charge	3.25% of the public offering price (5.50% of the public offering price for purchases prior to July 15, 2019)	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase (1.00% on sales of $1 million or more made within 12 months of purchase for purchases prior to July 15, 2019)	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5) 1.00% (Yr. 6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	1.00%	0.75% (0.50% currently)	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Customized Blend Index—The Customized Blend Index is a model portfolio consisting of the S&P 500 Index (50%), the Bloomberg Barclays US Aggregate Bond Index (40%), the Russell 2000 Index (5%), and the Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend (MSCI EAFE ND) Index

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(5%). The Net Dividend (ND) version of the MSCI EAFE Index reflects the impact of the maximum withholding taxes on reinvested dividends. Each component of the Customized Blend Index is an unmanaged index generally considered to represent the performance of its asset class. The Customized Blend Index is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each class under the Fund’s investment strategies. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 6.59%.

Bloomberg Barclays US Aggregate Bond Index—The Bloomberg Barclays US Aggregate Bond Index is unmanaged and represents securities that are SEC-registered, taxable, and dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of these expenses. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 4.83%.

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 8.71%.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

Presentation of Fund Holdings as of 9/30/19

Ten Largest Holdings	Line of Business	% of Net Assets
Microsoft Corp.	Software	2.5%
Apple, Inc.	Technology Hardware, Storage & Peripherals	2.3%
Federal National Mortgage Assoc., 3.000%, TBA	US Government Agency Obligations	1.4%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	1.2%
Amazon.com, Inc.	Internet & Direct Marketing Retail	1.0%
Visa, Inc. (Class A Stock)	IT Services	0.9%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	0.8%
Procter & Gamble Co. (The)	Household Products	0.8%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	0.8%
Verizon Communications, Inc.	Diversified Telecommunication Services	0.8%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

PGIM Balanced Fund	9

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Balanced Fund’s Class Z shares returned 2.59% in the 12-month reporting period that ended September 30, 2019, underperforming the 6.12% return of the Customized Blend Index (the Index).

What were the market conditions?

•

During the reporting period, markets fluctuated throughout geopolitical tensions, a slowdown in global growth, and eventually concerted global monetary easing as an antidote to these challenges. Against this backdrop, equities underperformed perceived safe-haven bonds, with the broad-based S&P 500 Index returning 4.25% during the period and the Bloomberg Barclays US Aggregate Bond Index returning 10.30%.

•

US equity markets experienced a major correction in the fourth quarter of 2018. The Federal Reserve’s (the Fed’s) persistent interest rate tightening, which began in late 2016, sparked fears of a policy mistake amid weakening global growth and the escalation of US-China trade tensions.

•

The markets then staged a sharp “relief rally” in the first four months of 2019 after an abrupt dovish pivot by the Fed and progress on trade relations. Following its January meeting, the Fed signaled a new “patient” stance (i.e., an intention to put interest rate rises on hold). Meanwhile, the US and China commenced trade talks, which appeared to be progressing smoothly.

•

The rally was cut short in March when the US yield curve inverted. A yield curve inversion occurs when yields on short-term US Treasuries rise above yields on long-term Treasuries. Such an inversion has preceded past recessions, and its occurrence earlier this year triggered investors’ fears and remained at the epicenter of debates over the looming end of the US business cycle.

•

In May 2019, investors learned of a breakdown in the US-China trade talks. It soon became apparent that this was not a mere hiccup on a path to a resolution but rather a standoff of two major geopolitical rivals. Equity markets retreated as retaliatory rounds of tariffs followed swiftly on both the US and China side.

•

Beyond US-China trade tensions, other global risks flared, including Brexit uncertainty, violent protests in Hong Kong over the legitimacy of a controversial extradition law, and growing tension in the Middle East, underscored by attacks on the Saudi oil fields.

•

The trade war and a wave of tariffs had an adverse effect on global growth via a slowdown in global trade flows, increases in uncertainty, and reduction in global demand for manufactured goods. Europe, Japan, and emerging markets showed clear signs of economic slowing. While tariffs did not significantly reduce US economic growth during the period, they did catalyze investors’ fears about a possible slowdown in the US.

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•

US growth remained on solid footing, with gross domestic product (GDP) growth in excess of 2% in the first half of 2019. While signs of a slowdown appeared in manufacturing, the sector most exposed to global trade, the economy continued to be powered by a buoyant consumer, whose confidence was underpinned by the resiliency of the US job market.

•

Geopolitical instability and mounting risks to global growth caused central banks around the globe to ease their monetary policies. The Fed cut rates twice during the reporting period as insurance against disruptions sparked by the US-China standoff, while the European Central Bank launched a new round of easing measures. Meanwhile, China continued stimulating its economy, with many emerging-market central banks following suit.

•	The remainder of the period was characterized by sharp rallies and pullbacks as global markets were caught in the crosscurrents of monetary easing and the adverse effects of geopolitical instability.

•

All the geopolitical and economic uncertainty initiated a rally in safe-haven assets, such as government bonds. US 10-year Treasury yields dipped from about 3% to under 2% during the period, pulled down by a global search for yield. The interest rate differential between the US and the rest of the world widened, resulting in further appreciation of the US dollar.

•

The US economy outperformed the rest of the world during the period due to its resilient growth and an accommodating Fed. US large-cap stocks fared better than their small-cap peers, which tend to underperform in the late-cycle environment due to rising costs and margin pressures.

What worked?

•	The segment of the Fund invested in bonds outperformed the Bloomberg Barclays US Aggregate Bond Index by 0.25% during the reporting period.

•

Sector allocation within the fixed income portion of the Fund was a strong contributor to performance, highlighted by overweights in commercial mortgage-backed securities (CMBS), collateralized loan obligations (CLOs), and emerging market bonds.

•	Although security selection within the fixed income segment of the Fund detracted from performance, selection of asset-backed securities, CMBS, and emerging market bonds contributed positively.

•

Within the fixed income portion of the Fund, duration and yield curve positioning added to performance. Duration measures the sensitivity of the price (the value of principal) of a bond to a change in interest rates.

•	Among quantitative factors, quality and growth contributed to favorable stock selection within small-capitalization stocks. Stock selection was strongest in the energy sector.

PGIM Balanced Fund	11

Strategy and Performance Overview (continued)

What didn’t work?

•	The equity segment of the Fund underperformed the blended equity benchmark by 3.81% during the period.

•

Within the equity segment of the Fund, relatively expensive stocks outperformed their cheaper counterparts, detracting from performance. Overweighting companies with better growth prospects and higher-quality financial metrics also detracted within large-capitalization stocks.

•	Asset allocation detracted from the Fund’s performance during the period, led by a general overweight in equities, which significantly underperformed bonds during the period.

•	Security selection overall among bonds hampered results, with negative positioning in Treasury securities, swaps, and CLOs.

Did the Fund use derivatives and, if so, how did they affect performance?

•	The Fund utilized S&P 500 equity futures to equitize cash positions and for liquidity purposes. This exposure had a small positive impact on the Fund’s performance.

•

The US equity sleeves did not hold any derivatives. The international equity sleeve held stock index futures, including Topix (Tokyo Stock Index) futures, DJ Euro Stoxx futures, FTSE 100 futures, and MSCI EAFE mini futures. These derivatives were used to maintain exposure to equities and provide portfolio liquidity. The futures had minimal impact on performance.

•

The fixed income sleeve of the Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest rate futures, options, and swaps to help manage duration positioning and yield curve exposure. Over the period, futures and swaps hurt performance, while options had a negligible impact. In addition, the Fund traded foreign exchange derivatives, which also had a minimal impact on performance during the period.

Current outlook

•	Global economic growth continues to be weak, buffeted by powerful crosscurrents of the US-China trade war on one hand and global monetary easing on the other.

•

The trade standoff has taken a toll on business confidence, industrial production, and trade flows. It also has weighed heavily on global manufacturing and hit export-oriented economies—including China, Europe, and Japan—the hardest.

•

Powered by a healthy consumer, US growth remains resilient while eurozone growth is anemic, with Germany and Italy teetering on the edge of recession. Brexit uncertainty is finally catching up with the UK economy, which contracted in the second quarter of 2019. Japanese growth is decent, but risks are tilted to the downside given weak global growth, yen appreciation, and a pending consumer tax hike.

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•

The greatest threat to the global economy is an escalation of the trade war, which would lead to an even deeper downturn in global manufacturing. This could progressively weaken the more healthy components of the global economy, namely the services sector and the US consumer.

•

Given this backdrop, the Fund’s portfolio managers see the potential for significant market swings between now and year-end. Accordingly, the managers plan to stay close to the Fund’s policy benchmark and maintain a shorter-than-normal investment horizon in order to quickly reposition the Fund’s portfolios.

•

For now, the Fund is maintaining only a slight overweight to global equities relative to fixed income. Within equities, the portfolio is tilted toward the US and away from international developed markets, given the clear relative growth advantage of the US.

PGIM Balanced Fund	13

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended September 30, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

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and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Balanced Fund		Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,038.80	1.00%	$5.11
	Hypothetical	$1,000.00	$1,020.05	1.00%	$5.06
Class B	Actual	$1,000.00	$1,034.00	1.95%	$9.94
	Hypothetical	$1,000.00	$1,015.29	1.95%	$9.85
Class C	Actual	$1,000.00	$1,035.30	1.71%	$8.72
	Hypothetical	$1,000.00	$1,016.50	1.71%	$8.64
Class R	Actual	$1,000.00	$1,039.10	1.26%	$6.44
	Hypothetical	$1,000.00	$1,018.75	1.26%	$6.38
Class Z	Actual	$1,000.00	$1,039.80	0.73%	$3.73
	Hypothetical	$1,000.00	$1,021.41	0.73%	$3.70
Class R6	Actual	$1,000.00	$1,041.00	0.65%	$3.33
	Hypothetical	$1,000.00	$1,021.81	0.65%	$3.29

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2019, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Balanced Fund	15

Schedule of Investments

as of September 30, 2019

Description	Shares	Value
LONG-TERM INVESTMENTS 98.7%

COMMON STOCKS 60.6%

Aerospace & Defense 1.9%
Aerojet Rocketdyne Holdings, Inc.*	1,806	$91,221
Airbus SE (France)	1,894	245,896
Arconic, Inc.	119,382	3,103,932
BAE Systems PLC (United Kingdom)	10,227	71,530
Dassault Aviation SA (France)	8	11,344
Elbit Systems Ltd. (Israel)	76	12,594
General Dynamics Corp.	17,110	3,126,510
Leonardo SpA (Italy)	1,303	15,346
Lockheed Martin Corp.	11,137	4,344,098
Meggitt PLC (United Kingdom)	2,491	19,358
Moog, Inc. (Class A Stock)	1,052	85,338
MTU Aero Engines AG (Germany)	166	44,179
Northrop Grumman Corp.	1,000	374,790
Rolls-Royce Holdings PLC (United Kingdom)*	5,504	53,485
Safran SA (France)	1,052	165,647
Singapore Technologies Engineering Ltd. (Singapore)	5,100	14,172
Spirit AeroSystems Holdings, Inc. (Class A Stock)	10,849	892,222
Thales SA (France)	342	39,338
United Technologies Corp.	32,817	4,480,177
Vectrus, Inc.*	5,300	215,445

		17,406,622

Air Freight & Logistics 0.1%
Bollore SA (France)	2,857	11,837
Deutsche Post AG (Germany)	3,190	106,582
DSV A/S (Denmark)	707	67,251
Hub Group, Inc. (Class A Stock)*	6,669	310,108
Radiant Logistics, Inc.*	16,519	85,403
SG Holdings Co. Ltd. (Japan)	500	12,242
Yamato Holdings Co. Ltd. (Japan)	1,000	15,095

		608,518

Airlines 0.0%
ANA Holdings, Inc. (Japan)	380	12,819
Deutsche Lufthansa AG (Germany)	768	12,207
easyJet PLC (United Kingdom)	513	7,242
Japan Airlines Co. Ltd. (Japan)	400	11,877
Singapore Airlines Ltd. (Singapore)	1,700	11,253
Spirit Airlines, Inc.*	533	19,348

		74,746

See Notes to Financial Statements.

PGIM Balanced Fund	17

Schedule of Investments (continued)

as of September 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Auto Components 0.1%
Aisin Seiki Co. Ltd. (Japan)	550	$17,356
Bridgestone Corp. (Japan)	1,860	72,249
Cie Generale des Etablissements Michelin SCA (France)	551	61,456
Continental AG (Germany)	355	45,453
Dana, Inc.	12,602	181,973
Denso Corp. (Japan)	1,400	61,820
Faurecia SE (France)	243	11,539
Koito Manufacturing Co. Ltd. (Japan)	300	14,760
NGK Spark Plug Co. Ltd. (Japan)	600	11,502
Nokian Renkaat OYJ (Finland)	397	11,206
Pirelli & C SpA (Italy), 144A	1,291	7,640
Stanley Electric Co. Ltd. (Japan)	500	13,313
Sumitomo Electric Industries Ltd. (Japan)	2,400	30,643
Sumitomo Rubber Industries Ltd. (Japan)	600	7,147
Toyoda Gosei Co. Ltd. (Japan)	170	3,428
Toyota Industries Corp. (Japan)	450	25,967
Valeo SA (France)	776	25,118
Yokohama Rubber Co. Ltd. (The) (Japan)	300	6,039

		608,609

Automobiles 0.6%
Bayerische Motoren Werke AG (Germany)	1,076	75,719
Daimler AG (Germany)	2,930	145,510
Ferrari NV (Italy)	390	60,293
Fiat Chrysler Automobiles NV (United Kingdom)	3,494	45,265
Ford Motor Co.	310,077	2,840,305
General Motors Co.	37,100	1,390,508
Honda Motor Co. Ltd. (Japan)	5,300	137,872
Isuzu Motors Ltd. (Japan)	1,750	19,357
Mazda Motor Corp. (Japan)	1,860	16,568
Mitsubishi Motors Corp. (Japan)	2,170	9,466
Nissan Motor Co. Ltd. (Japan)	7,500	46,916
Peugeot SA (France)	1,897	47,314
Renault SA (France)	626	35,927
Subaru Corp. (Japan)	2,000	56,663
Suzuki Motor Corp. (Japan)	1,200	51,047
Toyota Motor Corp. (Japan)	7,354	493,624
Volkswagen AG (Germany)	105	18,035
Yamaha Motor Co. Ltd. (Japan)	900	16,378

		5,506,767

Banks 3.3%
1st Source Corp.	299	13,673

See Notes to Financial Statements.

18

Description	Shares	Value
COMMON STOCKS (Continued)

Banks (cont’d.)
ABN AMRO Bank NV (Netherlands), 144A, CVA	1,369	$24,138
ACNB Corp.	188	6,448
AIB Group PLC (Ireland)	2,655	7,898
Aozora Bank Ltd. (Japan)	360	9,022
Australia & New Zealand Banking Group Ltd. (Australia)	9,182	176,680
Banco Bilbao Vizcaya Argentaria SA (Spain)	21,451	111,795
Banco de Sabadell SA (Spain)	18,479	17,933
Banco Santander SA (Spain)	54,155	220,725
Bancorp, Inc. (The)*	19,390	191,961
Bank Hapoalim BM (Israel)*	3,669	28,936
Bank Leumi Le-Israel BM (Israel)	4,813	34,246
Bank of America Corp.	240,570	7,017,427
Bank of East Asia Ltd. (The) (Hong Kong)	4,200	10,348
Bank of Ireland Group PLC (Ireland)	3,132	12,429
Bank of Kyoto Ltd. (The) (Japan)	220	8,661
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	7,738	229,354
Bank of Queensland Ltd. (Australia)	1,297	8,679
Bankia SA (Spain)	3,981	7,513
Bankinter SA (Spain)	2,181	13,779
Barclays PLC (United Kingdom)	55,073	101,630
Bendigo & Adelaide Bank Ltd. (Australia)	1,566	12,152
BNP Paribas SA (France)	3,624	176,506
BOC Hong Kong Holdings Ltd. (China)	12,000	40,828
Cadence BanCorp	17,363	304,547
CaixaBank SA (Spain)	11,642	30,574
Chiba Bank Ltd. (The) (Japan)	1,800	9,313
CIT Group, Inc.	14,500	656,995
Citigroup, Inc.	84,016	5,803,825
Civista Bancshares, Inc.	1,400	30,422
CNB Financial Corp.	876	25,141
Commerzbank AG (Germany)	3,259	18,914
Commonwealth Bank of Australia (Australia)	5,708	311,164
Concordia Financial Group Ltd. (Japan)	3,500	13,510
ConnectOne Bancorp, Inc.	5,099	113,198
Credit Agricole SA (France)	3,697	44,888
Customers Bancorp, Inc.*	2,800	58,072
Danske Bank A/S (Denmark)	2,184	30,430
DBS Group Holdings Ltd. (Singapore)	5,813	105,189
DNB ASA (Norway)	3,097	54,543
Eagle Bancorp, Inc.	1,900	84,778
Enterprise Financial Services Corp.	2,000	81,500
Erste Group Bank AG (Austria)*	980	32,406
Farmers National Banc Corp.	3,602	52,157
Fifth Third Bancorp	9,700	265,586

See Notes to Financial Statements.

PGIM Balanced Fund	19

Schedule of Investments (continued)

as of September 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Banks (cont’d.)
Financial Institutions, Inc.	7,592	$229,127
FinecoBank Banca Fineco SpA (Italy)	1,957	20,744
First Bancorp	800	28,720
First BanCorp. (Puerto Rico)	24,300	242,514
First Internet Bancorp	1,588	33,999
Flushing Financial Corp.	1,000	20,205
Fukuoka Financial Group, Inc. (Japan)	640	12,181
Hancock Whitney Corp.	8,272	316,776
Hang Seng Bank Ltd. (Hong Kong)	2,500	53,954
Hanmi Financial Corp.	2,800	52,584
Heartland Financial USA, Inc.	1,800	80,532
Hilltop Holdings, Inc.	3,600	86,004
HSBC Holdings PLC (United Kingdom)	65,227	500,520
IBERIABANK Corp.	4,455	336,531
ING Groep NV (Netherlands)	12,518	131,133
International Bancshares Corp.	2,200	84,964
Intesa Sanpaolo SpA (Italy)	47,857	113,667
Investar Holding Corp.	598	14,232
Israel Discount Bank Ltd. (Israel) (Class A Stock)	3,769	16,560
Japan Post Bank Co. Ltd. (Japan)	1,300	12,644
JPMorgan Chase & Co.	35,364	4,161,989
KBC Group NV (Belgium)	802	52,127
Live Oak Bancshares, Inc.	1,100	19,910
Lloyds Banking Group PLC (United Kingdom)	229,430	152,608
Mebuki Financial Group, Inc. (Japan)	2,904	7,178
Mediobanca Banca di Credito Finanziario SpA (Italy)	1,993	21,786
Metropolitan Bank Holding Corp.*	1,600	62,928
MidWestOne Financial Group, Inc.	3,403	103,860
Mitsubishi UFJ Financial Group, Inc. (Japan)	39,800	202,720
Mizrahi Tefahot Bank Ltd. (Israel)	452	11,239
Mizuho Financial Group, Inc. (Japan)	78,260	120,269
National Australia Bank Ltd. (Australia)	9,059	181,561
Nordea Bank Abp (Finland)	10,561	74,955
OFG Bancorp (Puerto Rico)	11,627	254,631
Old Second Bancorp, Inc.	4,838	59,120
Orrstown Financial Services, Inc.	887	19,425
Oversea-Chinese Banking Corp. Ltd. (Singapore)	10,623	83,397
PCB Bancorp	800	13,160
Peapack Gladstone Financial Corp.	1,800	50,454
Peoples Bancorp, Inc.	1,100	34,991
Popular, Inc. (Puerto Rico)	13,500	730,080
QCR Holdings, Inc.	2,693	102,280
Raiffeisen Bank International AG (Austria)	479	11,127
RBB Bancorp	1,100	21,659

See Notes to Financial Statements.

20

Description	Shares	Value
COMMON STOCKS (Continued)

Banks (cont’d.)
Republic Bancorp, Inc. (Class A Stock)	500	$21,725
Resona Holdings, Inc. (Japan)	6,900	29,731
Royal Bank of Scotland Group PLC (United Kingdom)	15,585	39,678
Sandy Spring Bancorp, Inc.	2,593	87,410
SB One Bancorp	1,900	42,864
Seven Bank Ltd. (Japan)	1,900	5,220
Shinsei Bank Ltd. (Japan)	520	7,596
Shizuoka Bank Ltd. (The) (Japan)	1,500	11,260
Sierra Bancorp	793	21,062
Simmons First National Corp. (Class A Stock)	12,460	310,254
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	5,232	48,101
Societe Generale SA (France)	2,488	68,224
Southern National Bancorp of Virginia, Inc.	5,900	90,801
Standard Chartered PLC (United Kingdom)	9,029	75,835
Sumitomo Mitsui Financial Group, Inc. (Japan)	4,317	148,097
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	1,068	38,717
Svenska Handelsbanken AB (Sweden) (Class A Stock)	4,955	46,416
Swedbank AB (Sweden) (Class A Stock)	2,907	41,867
Texas Capital Bancshares, Inc.*	4,624	252,702
Triumph Bancorp, Inc.*	800	25,512
UniCredit SpA (Italy)	6,455	76,136
United Overseas Bank Ltd. (Singapore)	4,086	75,869
Veritex Holdings, Inc.	3,758	91,188
Wells Fargo & Co.	61,682	3,111,240
Westpac Banking Corp. (Australia)	11,126	222,459

		30,540,922

Beverages 0.9%
Anheuser-Busch InBev SA/NV (Belgium)	2,452	234,047
Asahi Group Holdings Ltd. (Japan)	1,200	59,617
Carlsberg A/S (Denmark) (Class B Stock)	342	50,560
Coca-Cola Amatil Ltd. (Australia)	1,639	11,788
Coca-Cola Bottlers Japan Holdings, Inc. (Japan)	400	9,007
Coca-Cola Co. (The)	79,955	4,352,750
Coca-Cola European Partners PLC (United Kingdom)	766	42,475
Coca-Cola HBC AG (Switzerland)*	649	21,177
Davide Campari-Milano SpA (Italy)	1,889	17,075
Diageo PLC (United Kingdom)	7,670	313,479
Heineken Holding NV (Netherlands)	371	36,935
Heineken NV (Netherlands)	833	90,013
Keurig Dr. Pepper, Inc.	88,525	2,418,503
Kirin Holdings Co. Ltd. (Japan)	2,700	57,259
National Beverage Corp.(a)	1,964	87,123
Pernod Ricard SA (France)	686	122,228

See Notes to Financial Statements.

PGIM Balanced Fund	21

Schedule of Investments (continued)

as of September 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Beverages (cont’d.)
Remy Cointreau SA (France)	73	$9,698
Suntory Beverage & Food Ltd. (Japan)	450	19,272
Treasury Wine Estates Ltd. (Australia)	2,339	29,437

		7,982,443

Biotechnology 1.8%
AbbVie, Inc.	23,245	1,760,111
ACADIA Pharmaceuticals, Inc.*	7,443	267,874
Acorda Therapeutics, Inc.*	5,600	16,072
Aeglea BioTherapeutics, Inc.*	13,135	101,008
Albireo Pharma, Inc.*	1,200	24,000
Alexion Pharmaceuticals, Inc.*	5,382	527,113
AMAG Pharmaceuticals, Inc.*	600	6,930
Amgen, Inc.	8,000	1,548,080
Anika Therapeutics, Inc.*	500	27,445
Arrowhead Pharmaceuticals, Inc.*	700	19,726
Audentes Therapeutics, Inc.*	2,000	56,180
BeiGene Ltd. (China), ADR*	111	13,593
Biogen, Inc.*	14,203	3,306,742
Biohaven Pharmaceutical Holding Co. Ltd.*	3,000	125,160
BioSpecifics Technologies Corp.*	1,900	101,688
CareDx, Inc.*	619	13,996
Chimerix, Inc.*	2,408	5,659
Concert Pharmaceuticals, Inc.*	16,277	95,709
CSL Ltd. (Australia)	1,462	231,178
CytomX Therapeutics, Inc.*	7,457	55,033
Eagle Pharmaceuticals, Inc.*	1,300	73,541
Emergent BioSolutions, Inc.*	4,684	244,879
FibroGen, Inc.*	7,302	270,028
Genmab A/S (Denmark)*	197	40,011
Gilead Sciences, Inc.	60,669	3,845,201
Grifols SA (Spain)	956	28,192
Immunomedics, Inc.*	1,300	17,238
Jounce Therapeutics, Inc.*	6,700	22,311
OPKO Health, Inc.*(a)	14,500	30,305
PeptiDream, Inc. (Japan)*	300	14,336
PTC Therapeutics, Inc.*	6,366	215,298
Repligen Corp.*	3,926	301,085
Retrophin, Inc.*	9,400	108,946
Vanda Pharmaceuticals, Inc.*	18,877	250,686
Veracyte, Inc.*(a)	11,053	265,272
Vertex Pharmaceuticals, Inc.*	14,300	2,422,706

		16,453,332

See Notes to Financial Statements.

22

Description	Shares	Value
COMMON STOCKS (Continued)

Building Products 0.5%
Advanced Drainage Systems, Inc.	1,900	$61,313
AGC, Inc. (Japan)	640	19,922
Assa Abloy AB (Sweden) (Class B Stock)	3,205	71,325
Builders FirstSource, Inc.*	6,654	136,906
Cie de Saint-Gobain (France)	1,602	62,901
Continental Building Products, Inc.*	3,900	106,431
Cornerstone Building Brands, Inc.*	5,600	33,880
Daikin Industries Ltd. (Japan)	780	103,181
Geberit AG (Switzerland)	120	57,273
Griffon Corp.	1,400	29,358
Johnson Controls International PLC	69,847	3,065,585
Kingspan Group PLC (Ireland)	496	24,221
LIXIL Group Corp. (Japan)	900	15,880
PGT Innovations, Inc.*	4,100	70,807
TOTO Ltd. (Japan)	450	16,937
Universal Forest Products, Inc.	8,017	319,718

		4,195,638

Capital Markets 1.6%
3i Group PLC (United Kingdom)	3,144	45,040
Affiliated Managers Group, Inc.	26,942	2,245,616
Ameriprise Financial, Inc.	14,197	2,088,379
Amundi SA (France), 144A	195	13,606
ASX Ltd. (Australia)	619	33,819
Brightsphere Investment Group, Inc.	22,300	220,993
Credit Suisse Group AG (Switzerland)*	8,341	102,230
Daiwa Securities Group, Inc. (Japan)	4,900	21,909
Deutsche Bank AG (Germany)	6,400	47,927
Deutsche Boerse AG (Germany)	613	95,804
Donnelley Financial Solutions, Inc.*	6,440	79,341
GAMCO Investors, Inc. (Class A Stock)	400	7,820
Goldman Sachs Group, Inc. (The)	18,190	3,769,514
Hargreaves Lansdown PLC (United Kingdom)	934	23,845
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	3,900	114,891
Invesco Ltd.	34,447	583,532
Investec PLC (South Africa)	2,200	11,311
Japan Exchange Group, Inc. (Japan)	1,600	25,285
Julius Baer Group Ltd. (Switzerland)*	727	32,165
London Stock Exchange Group PLC (United Kingdom)	1,008	90,604
LPL Financial Holdings, Inc.	12,000	982,800
Macquarie Group Ltd. (Australia)	1,042	92,232
Magellan Financial Group Ltd. (Australia)	399	13,868
Morgan Stanley	79,857	3,407,498
Natixis SA (France)	3,067	12,744

See Notes to Financial Statements.

PGIM Balanced Fund	23

Schedule of Investments (continued)

as of September 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Capital Markets (cont’d.)
Nomura Holdings, Inc. (Japan)	10,700	$45,682
Partners Group Holding AG (Switzerland)	61	46,729
SBI Holdings, Inc. (Japan)	780	16,790
Schroders PLC (United Kingdom)	397	14,989
Singapore Exchange Ltd. (Singapore)	2,600	15,943
St. James’s Place PLC (United Kingdom)	1,712	20,587
Standard Life Aberdeen PLC (United Kingdom)	8,036	28,230
Stifel Financial Corp.	5,800	332,804
UBS Group AG (Switzerland)*	12,501	141,930

		14,826,457

Chemicals 1.1%
Air Liquide SA (France)	1,381	196,741
Air Water, Inc. (Japan)	500	8,993
Akzo Nobel NV (Netherlands)	732	65,285
Arkema SA (France)	225	20,981
Asahi Kasei Corp. (Japan)	4,000	39,644
BASF SE (Germany)	2,965	207,342
CF Industries Holdings, Inc.	39,600	1,948,320
Chr Hansen Holding A/S (Denmark)	337	28,605
Clariant AG (Switzerland)*	646	12,562
Covestro AG (Germany), 144A	561	27,746
Croda International PLC (United Kingdom)	413	24,622
Daicel Corp. (Japan)	800	6,818
Dow, Inc.	16,005	762,638
DuPont de Nemours, Inc.	46,915	3,345,509
EMS-Chemie Holding AG (Switzerland)	26	16,194
Evonik Industries AG (Germany)	600	14,847
Givaudan SA (Switzerland)	30	83,784
Hawkins, Inc.	602	25,585
Hitachi Chemical Co. Ltd. (Japan)	400	13,055
Huntsman Corp.	4,700	109,322
Incitec Pivot Ltd. (Australia)	5,156	11,781
Israel Chemicals Ltd. (Israel)	2,284	11,344
Johnson Matthey PLC (United Kingdom)	624	23,415
JSR Corp. (Japan)	650	10,465
Kaneka Corp. (Japan)	200	6,269
Kansai Paint Co. Ltd. (Japan)	600	14,017
Koninklijke DSM NV (Netherlands)	587	70,648
Koppers Holdings, Inc.*	5,301	154,842
Kronos Worldwide, Inc.	2,700	33,399
Kuraray Co. Ltd. (Japan)	1,000	12,347
LANXESS AG (Germany)	279	17,059
Mitsubishi Chemical Holdings Corp. (Japan)	4,100	29,358

See Notes to Financial Statements.

24

Description	Shares	Value
COMMON STOCKS (Continued)

Chemicals (cont’d.)
Mitsubishi Gas Chemical Co., Inc. (Japan)	550	$7,400
Mitsui Chemicals, Inc. (Japan)	600	13,521
Nippon Paint Holdings Co. Ltd. (Japan)	450	23,630
Nissan Chemical Corp. (Japan)	400	16,811
Nitto Denko Corp. (Japan)	530	25,717
Novozymes A/S (Denmark) (Class B Stock)	715	30,056
Orica Ltd. (Australia)	1,227	18,662
Orion Engineered Carbons SA (Luxembourg)	3,900	65,169
PolyOne Corp.	9,000	293,850
PQ Group Holdings, Inc.*	9,842	156,882
Sherwin-Williams Co. (The)	3,300	1,814,571
Shin-Etsu Chemical Co. Ltd. (Japan)	1,160	125,224
Showa Denko KK (Japan)	400	10,584
Sika AG (Switzerland)	411	60,136
Solvay SA (Belgium)	238	24,711
Sumitomo Chemical Co. Ltd. (Japan)	4,800	21,706
Symrise AG (Germany)	411	39,995
Taiyo Nippon Sanso Corp. (Japan)	500	10,161
Teijin Ltd. (Japan)	580	11,201
Toray Industries, Inc. (Japan)	4,400	32,836
Tosoh Corp. (Japan)	800	10,687
Trinseo SA	7,963	342,011
Umicore SA (Belgium)	638	24,082
Yara International ASA (Norway)	573	24,703

		10,557,843

Commercial Services & Supplies 0.3%
ACCO Brands Corp.	6,900	68,103
Brambles Ltd. (Australia)	5,138	39,469
Brink’s Co. (The)	700	58,065
CECO Environmental Corp.*	8,408	58,730
Cimpress NV (Netherlands)*	900	118,656
Copart, Inc.*	4,200	337,386
Dai Nippon Printing Co. Ltd. (Japan)	750	19,429
Deluxe Corp.	5,049	248,209
Edenred (France)	766	36,777
G4S PLC (United Kingdom)	4,980	11,556
Herman Miller, Inc.	4,701	216,669
ISS A/S (Denmark)	507	12,552
Knoll, Inc.	11,585	293,680
Park24 Co. Ltd. (Japan)	400	9,314
Rentokil Initial PLC (United Kingdom)	5,975	34,362
Secom Co. Ltd. (Japan)	640	58,621
Securitas AB (Sweden) (Class B Stock)	1,011	15,499

See Notes to Financial Statements.

PGIM Balanced Fund	25

Schedule of Investments (continued)

as of September 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Commercial Services & Supplies (cont’d.)
Societe BIC SA (France)	84	$5,641
Sohgo Security Services Co. Ltd. (Japan)	250	13,150
SP Plus Corp.*	2,300	85,100
Steelcase, Inc. (Class A Stock)	7,100	130,640
Tetra Tech, Inc.	1,300	112,788
Toppan Printing Co. Ltd. (Japan)	750	13,347
UniFirst Corp.	1,603	312,777

		2,310,520

Communications Equipment 0.8%
Acacia Communications, Inc.*	5,700	372,780
Cisco Systems, Inc.	137,817	6,809,538
Clearfield, Inc.*	1,114	13,201
Comtech Telecommunications Corp.	2,200	71,500
Extreme Networks, Inc.*	34,563	251,446
NetScout Systems, Inc.*	3,399	78,381
Nokia OYJ (Finland)	18,115	91,600
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	9,937	79,303

		7,767,749

Construction & Engineering 0.3%
ACS Actividades de Construccion y Servicios SA (Spain)	842	33,661
Bouygues SA (France)	720	28,884
CIMIC Group Ltd. (Australia)	314	6,687
Comfort Systems USA, Inc.	4,013	177,495
Eiffage SA (France)	252	26,124
EMCOR Group, Inc.	4,470	384,956
Ferrovial SA (Spain)	1,559	45,041
HOCHTIEF AG (Germany)	79	9,022
JGC Holdings Corp. (Japan)	700	9,240
Kajima Corp. (Japan)	1,500	19,770
MasTec, Inc.*	4,400	285,692
Obayashi Corp. (Japan)	2,100	21,039
Primoris Services Corp.	1,400	27,454
Quanta Services, Inc.	35,491	1,341,560
Shimizu Corp. (Japan)	1,900	17,243
Skanska AB (Sweden) (Class B Stock)	1,097	22,205
Taisei Corp. (Japan)	630	24,529
Vinci SA (France)	1,652	177,863

		2,658,465

See Notes to Financial Statements.

26

Description	Shares	Value
COMMON STOCKS (Continued)

Construction Materials 0.5%
Boral Ltd. (Australia)	3,788	$12,332
CRH PLC (Ireland)	2,621	90,241
Fletcher Building Ltd. (New Zealand)	2,786	8,995
HeidelbergCement AG (Germany)	481	34,830
Imerys SA (France)	113	4,550
James Hardie Industries PLC	1,426	23,972
LafargeHolcim Ltd. (Switzerland)*	1,621	79,705
Martin Marietta Materials, Inc.	9,500	2,603,950
Taiheiyo Cement Corp. (Japan)	450	12,104
U.S. Concrete, Inc.*	2,019	111,610
United States Lime & Minerals, Inc.	200	15,300
Vulcan Materials Co.	11,189	1,692,225

		4,689,814

Consumer Finance 0.6%
Acom Co. Ltd. (Japan)	1,300	5,124
AEON Financial Service Co. Ltd. (Japan)	300	4,539
Ally Financial, Inc.	4,900	162,484
Capital One Financial Corp.	36,008	3,276,008
Credit Saison Co. Ltd. (Japan)	500	6,740
Navient Corp.	41,500	531,200
OneMain Holdings, Inc.	42,600	1,562,568
Regional Management Corp.*	500	14,080

		5,562,743

Containers & Packaging 0.0%
Greif, Inc. (Class A Stock)	5,800	219,762
Smurfit Kappa Group PLC (Ireland)	728	21,649
Toyo Seikan Group Holdings Ltd. (Japan)	400	6,237

		247,648

Distributors 0.3%
Core-Mark Holding Co., Inc.	7,835	251,621
Genuine Parts Co.	14,436	1,437,681
Jardine Cycle & Carriage Ltd. (Singapore)	300	6,513
LKQ Corp.*	27,300	858,585

		2,554,400

Diversified Consumer Services 0.4%
Adtalem Global Education, Inc.*	2,900	110,461
Benesse Holdings, Inc. (Japan)	250	6,513

See Notes to Financial Statements.

PGIM Balanced Fund	27

Schedule of Investments (continued)

as of September 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Diversified Consumer Services (cont’d.)
Career Education Corp.*	4,800	$76,272
Carriage Services, Inc.	8,100	165,564
Collectors Universe, Inc.	800	22,784
frontdoor, Inc.*	55,071	2,674,799
Laureate Education, Inc. (Class A Stock)*	15,600	258,570
WW International, Inc.*	3,638	137,589

		3,452,552

Diversified Financial Services 0.5%
AMP Ltd. (Australia)	9,470	11,685
Berkshire Hathaway, Inc. (Class B Stock)*	13,554	2,819,503
Challenger Ltd. (Australia)	1,773	8,846
Eurazeo SE (France)	130	9,676
EXOR NV (Netherlands)	347	23,261
FGL Holdings	32,331	258,001
Groupe Bruxelles Lambert SA (Belgium)	260	24,979
Industrivarden AB (Sweden) (Class C Stock)	537	11,756
Investor AB (Sweden) (Class B Stock)	1,465	71,603
Jefferies Financial Group, Inc.	75,900	1,396,560
Kinnevik AB (Sweden) (Class B Stock)	777	20,459
L E Lundbergforetagen AB (Sweden) (Class B Stock)	243	9,150
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	1,300	7,561
ORIX Corp. (Japan)	4,240	63,480
Pargesa Holding SA (Switzerland)	148	11,376
Tokyo Century Corp. (Japan)	100	4,652
Wendel SA (France)	90	12,416

		4,764,964

Diversified Telecommunication Services 1.6%
AT&T, Inc.	123,116	4,658,710
ATN International, Inc.	1,700	99,229
BT Group PLC (United Kingdom)	27,072	59,420
Cellnex Telecom SA (Spain), 144A*	624	25,797
CenturyLink, Inc.	131,300	1,638,624
Deutsche Telekom AG (Germany)	10,757	180,520
Elisa OYJ (Finland)	456	23,484
HKT Trust & HKT Ltd. (Hong Kong)	12,720	20,191
Iliad SA (France)	86	8,081
Koninklijke KPN NV (Netherlands)	11,541	35,987
Nippon Telegraph & Telephone Corp. (Japan)	2,100	100,338
Orange SA (France)	6,433	100,911
PCCW Ltd. (Hong Kong)	11,400	6,402
Proximus SADP (Belgium)	488	14,479

See Notes to Financial Statements.

28

Description	Shares	Value
COMMON STOCKS (Continued)

Diversified Telecommunication Services (cont’d.)
Singapore Telecommunications Ltd. (Singapore)	26,200	$58,764
Spark New Zealand Ltd. (New Zealand)	5,900	16,323
Swisscom AG (Switzerland)	83	40,962
Telecom Italia SpA (Italy)*	29,361	16,784
Telecom Italia SpA (Italy), RSP	19,334	10,591
Telefonica Deutschland Holding AG (Germany)	2,888	8,063
Telefonica SA (Spain)	15,065	115,055
Telenor ASA (Norway)	2,371	47,531
Telia Co. AB (Sweden)	9,072	40,612
Telstra Corp. Ltd. (Australia)	13,427	31,813
TPG Telecom Ltd. (Australia)	979	4,577
United Internet AG (Germany)	398	14,235
Verizon Communications, Inc.	123,300	7,442,388

		14,819,871

Electric Utilities 0.9%
ALLETE, Inc.	1,906	166,603
AusNet Services (Australia)	5,756	7,050
Chubu Electric Power Co., Inc. (Japan)	2,100	30,489
Chugoku Electric Power Co., Inc. (The) (Japan)	900	11,584
CK Infrastructure Holdings Ltd. (Hong Kong)	2,300	15,465
CLP Holdings Ltd. (Hong Kong)	5,200	54,601
EDP - Energias de Portugal SA (Portugal)	8,212	31,883
Electricite de France SA (France)	1,943	21,741
Endesa SA (Spain)	1,021	26,860
Enel SpA (Italy)	26,155	195,498
Exelon Corp.	69,628	3,363,729
FirstEnergy Corp.	33,200	1,601,236
Fortum OYJ (Finland)	1,433	33,884
HK Electric Investments & HK Electric Investments Ltd. (Hong Kong)	8,500	8,105
Iberdrola SA (Spain)	19,309	200,791
Kansai Electric Power Co., Inc. (The) (Japan)	2,300	25,767
Kyushu Electric Power Co., Inc. (Japan)	1,200	11,335
MGE Energy, Inc.	700	55,909
Orsted A/S (Denmark), 144A	601	55,915
Portland General Electric Co.	6,833	385,176
Power Assets Holdings Ltd. (Hong Kong)	4,500	30,235
Red Electrica Corp. SA (Spain)	1,395	28,339
Southern Co. (The)	29,533	1,824,253
SSE PLC (United Kingdom)	3,304	50,582
Terna Rete Elettrica Nazionale SpA (Italy)	4,518	29,034
Tohoku Electric Power Co., Inc. (Japan)	1,400	13,670

See Notes to Financial Statements.

PGIM Balanced Fund	29

Schedule of Investments (continued)

as of September 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Electric Utilities (cont’d.)
Tokyo Electric Power Co. Holdings, Inc. (Japan)*	4,900	$24,032
Verbund AG (Austria)	219	11,954

		8,315,720

Electrical Equipment 0.2%
ABB Ltd. (Switzerland)	5,940	116,836
Atkore International Group, Inc.*	6,900	209,415
Encore Wire Corp.	1,300	73,164
Fuji Electric Co. Ltd. (Japan)	400	12,357
Hubbell, Inc.	6,594	866,451
Legrand SA (France)	855	61,053
Melrose Industries PLC (United Kingdom)	15,598	38,644
Mitsubishi Electric Corp. (Japan)	5,900	78,794
Nidec Corp. (Japan)	700	94,893
nVent Electric PLC	15,700	346,028
Prysmian SpA (Italy)	772	16,591
Schneider Electric SE (France)	1,766	154,836
Siemens Gamesa Renewable Energy SA (Spain)	766	10,396
Vestas Wind Systems A/S (Denmark)	631	48,876

		2,128,334

Electronic Equipment, Instruments & Components 0.5%
Alps Alpine Co. Ltd. (Japan)	700	13,162
Anixter International, Inc.*	4,089	282,632
Belden, Inc.	1,483	79,103
Benchmark Electronics, Inc.	1,200	34,872
CDW Corp.	10,400	1,281,696
Halma PLC (United Kingdom)	1,217	29,454
Hamamatsu Photonics KK (Japan)	450	16,821
Hexagon AB (Sweden) (Class B Stock)	837	40,314
Hirose Electric Co. Ltd. (Japan)	73	9,001
Hitachi High-Technologies Corp. (Japan)	250	14,524
Hitachi Ltd. (Japan)	3,060	114,685
Ingenico Group SA (France)	196	19,098
Insight Enterprises, Inc.*	1,300	72,397
Itron, Inc.*	4,573	338,219
Jabil, Inc.	4,400	157,388
Keyence Corp. (Japan)	295	183,863
Keysight Technologies, Inc.*	11,762	1,143,854
Kyocera Corp. (Japan)	1,040	64,875
Murata Manufacturing Co. Ltd. (Japan)	1,890	91,412
Nippon Electric Glass Co. Ltd. (Japan)	280	6,266
Omron Corp. (Japan)	600	33,159

See Notes to Financial Statements.

30

Description	Shares	Value
COMMON STOCKS (Continued)

Electronic Equipment, Instruments & Components (cont’d.)
PC Connection, Inc.	1,205	$46,875
Sanmina Corp.*	2,000	64,220
ScanSource, Inc.*	3,000	91,650
Shimadzu Corp. (Japan)	700	17,816
TDK Corp. (Japan)	380	34,316
Tech Data Corp.*	3,117	324,916
Venture Corp. Ltd. (Singapore)	900	9,991
Yaskawa Electric Corp. (Japan)	800	29,700
Yokogawa Electric Corp. (Japan)	700	12,897

		4,659,176

Energy Equipment & Services 0.1%
Archrock, Inc.	19,646	195,871
DMC Global, Inc.	1,770	77,844
John Wood Group PLC (United Kingdom)	2,211	10,304
Matrix Service Co.*	12,252	209,999
Parker Drilling Co.*	2,600	49,192
Tenaris SA (Luxembourg)	1,510	16,051
Tidewater, Inc.*	900	13,599
WorleyParsons Ltd. (Australia)	1,033	9,115

		581,975

Entertainment 0.6%
Activision Blizzard, Inc.	16,445	870,269
Electronic Arts, Inc.*	25,000	2,445,500
Konami Holdings Corp. (Japan)	300	14,547
Marcus Corp. (The)	4,100	151,741
Nexon Co. Ltd. (Japan)*	1,600	19,489
Nintendo Co. Ltd. (Japan)	365	136,010
Toho Co. Ltd. (Japan)	400	17,600
Ubisoft Entertainment SA (France)*	268	19,395
Viacom, Inc. (Class B Stock)	77,000	1,850,310
Vivendi SA (France)	2,953	80,992

		5,605,853

Equity Real Estate Investment Trusts (REITs) 1.9%
American Assets Trust, Inc.	3,300	154,242
American Tower Corp.	20,770	4,592,870
Apartment Investment & Management Co. (Class A Stock)	12,044	627,974
Apple Hospitality REIT, Inc.	118,008	1,956,573
Armada Hoffler Properties, Inc.	6,200	112,158
Ascendas Real Estate Investment Trust (Singapore)	8,100	18,289

See Notes to Financial Statements.

PGIM Balanced Fund	31

Schedule of Investments (continued)

as of September 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
Ashford Hospitality Trust, Inc.	9,300	$30,783
Braemar Hotels & Resorts, Inc.	1,100	10,329
Brandywine Realty Trust	65,243	988,432
British Land Co. PLC (The) (United Kingdom)	2,922	21,011
Brixmor Property Group, Inc.	28,400	576,236
CapitaLand Commercial Trust (Singapore)	8,364	12,529
CapitaLand Mall Trust (Singapore)	8,300	15,791
Chatham Lodging Trust	800	14,520
City Office REIT, Inc.	6,497	93,492
CoreCivic, Inc.	32,755	566,006
CorePoint Lodging, Inc.	400	4,044
Covivio (France)	148	15,666
Crown Castle International Corp.	24,400	3,391,844
Daiwa House REIT Investment Corp. (Japan)	6	16,893
Dexus (Australia)	3,509	28,317
DiamondRock Hospitality Co.	28,336	290,444
Franklin Street Properties Corp.	27,361	231,474
Gecina SA (France)	147	23,101
GEO Group, Inc. (The)	16,803	291,364
Gladstone Commercial Corp.	1,800	42,300
Goodman Group (Australia)	5,198	49,844
GPT Group (The) (Australia)	6,045	25,158
Hersha Hospitality Trust	3,300	49,104
Host Hotels & Resorts, Inc.	60,000	1,037,400
ICADE (France)	96	8,588
Japan Prime Realty Investment Corp. (Japan)	3	14,260
Japan Real Estate Investment Corp. (Japan)	4	26,848
Japan Retail Fund Investment Corp. (Japan)	8	16,924
Kite Realty Group Trust	17,095	276,084
Klepierre SA (France)	668	22,691
Land Securities Group PLC (United Kingdom)	2,276	23,961
Lexington Realty Trust	5,900	60,475
Link REIT (Hong Kong)	6,800	75,310
Mirvac Group (Australia)	12,548	25,893
Nippon Building Fund, Inc. (Japan)	4	30,734
Nippon Prologis REIT, Inc. (Japan)	6	16,451
Nomura Real Estate Master Fund, Inc. (Japan)	13	23,481
Office Properties Income Trust	169	5,178
Park Hotels & Resorts, Inc.	6,382	159,359
Pebblebrook Hotel Trust	1,500	41,730
RLJ Lodging Trust	17,858	303,407
RPT Realty	2,100	28,455
Ryman Hospitality Properties, Inc.	4,125	337,466
Scentre Group (Australia)	17,045	45,215

See Notes to Financial Statements.

32

Description	Shares	Value
COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
Segro PLC (United Kingdom)	3,501	$34,923
Senior Housing Properties Trust	12,800	118,464
Spirit MTA REIT	2,130	17,977
Stockland (Australia)	7,719	23,769
Sunstone Hotel Investors, Inc.	22,072	303,269
Suntec Real Estate Investment Trust (Singapore)	6,000	8,252
Unibail-Rodamco-Westfield (France)	448	65,341
United Urban Investment Corp. (Japan)	9	17,254
Vicinity Centres (Australia)	10,435	18,139
Xenia Hotels & Resorts, Inc.	14,366	303,410

		17,741,496

Food & Staples Retailing 0.5%
Aeon Co. Ltd. (Japan)	2,100	38,655
Carrefour SA (France)	1,950	34,109
Casino Guichard Perrachon SA (France)	176	8,396
Coles Group Ltd. (Australia)	3,659	38,026
Colruyt SA (Belgium)	186	10,191
Costco Wholesale Corp.	700	201,677
Dairy Farm International Holdings Ltd. (Hong Kong)	1,100	6,919
FamilyMart Co. Ltd. (Japan)	840	20,499
ICA Gruppen AB (Sweden)	291	13,432
J Sainsbury PLC (United Kingdom)	5,752	15,514
Jeronimo Martins SGPS SA (Portugal)	805	13,584
Koninklijke Ahold Delhaize NV (Netherlands)	3,811	95,271
Lawson, Inc. (Japan)	200	10,242
METRO AG (Germany)	587	9,261
Seven & i Holdings Co. Ltd. (Japan)	2,400	92,241
Sundrug Co. Ltd. (Japan)	250	7,895
Tesco PLC (United Kingdom)	31,651	93,661
Tsuruha Holdings, Inc. (Japan)	80	8,750
United Natural Foods, Inc.*	6,590	75,917
Village Super Market, Inc. (Class A Stock)	900	23,805
Walgreens Boots Alliance, Inc.	37,900	2,096,249
Walmart, Inc.	15,169	1,800,257
Welcia Holdings Co. Ltd. (Japan)	200	10,125
Wm Morrison Supermarkets PLC (United Kingdom)	7,636	18,795
Woolworths Group Ltd. (Australia)	4,068	102,415

		4,845,886

Food Products 1.2%
a2 Milk Co. Ltd. (New Zealand)*	2,385	19,844
Ajinomoto Co., Inc. (Japan)	1,400	26,476

See Notes to Financial Statements.

PGIM Balanced Fund	33

Schedule of Investments (continued)

as of September 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Food Products (cont’d.)
Archer-Daniels-Midland Co.	46,200	$1,897,434
Associated British Foods PLC (United Kingdom)	1,162	32,887
B&G Foods, Inc.	4,000	75,640
Barry Callebaut AG (Switzerland)	7	14,445
Bunge Ltd.	33,900	1,919,418
Calbee, Inc. (Japan)	250	7,801
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	6	44,261
Danone SA (France)	1,986	174,940
Darling Ingredients, Inc.*	2,900	55,477
Fresh Del Monte Produce, Inc.	1,400	47,754
General Mills, Inc.	11,641	641,652
Golden Agri-Resources Ltd. (Singapore)	20,600	3,352
J&J Snack Foods Corp.	300	57,600
John B. Sanfilippo & Son, Inc.	1,349	130,313
Kerry Group PLC (Ireland) (Class A Stock)	512	59,899
Kikkoman Corp. (Japan)	450	21,584
Lancaster Colony Corp.	220	30,503
MEIJI Holdings Co. Ltd. (Japan)	350	25,594
Mowi ASA (Norway)	1,410	32,603
Nestle SA (Switzerland)	9,877	1,071,189
NH Foods Ltd. (Japan)	250	10,084
Nisshin Seifun Group, Inc. (Japan)	705	13,090
Nissin Foods Holdings Co. Ltd. (Japan)	200	14,497
Orkla ASA (Norway)	2,455	22,327
Pilgrim’s Pride Corp.*	42,300	1,355,504
Simply Good Foods Co. (The)*	1,200	34,788
Toyo Suisan Kaisha Ltd. (Japan)	300	12,068
Tyson Foods, Inc. (Class A Stock)	39,096	3,367,729
Vitasoy International Holdings Ltd. (Hong Kong)	3,000	12,178
WH Group Ltd. (Hong Kong), 144A	30,500	27,383
Wilmar International Ltd. (Singapore)	6,100	16,446
Yakult Honsha Co. Ltd. (Japan)	400	22,433
Yamazaki Baking Co. Ltd. (Japan)	500	8,936

		11,308,129

Gas Utilities 0.3%
APA Group (Australia)	3,771	29,200
Chesapeake Utilities Corp.	1,697	161,758
Enagas SA (Spain)	732	16,952
Hong Kong & China Gas Co. Ltd. (Hong Kong)	32,360	63,162
Naturgy Energy Group SA (Spain)	970	25,712
New Jersey Resources Corp.	2,028	91,706
Osaka Gas Co. Ltd. (Japan)	1,200	23,027
Snam SpA (Italy)	6,690	33,786

See Notes to Financial Statements.

34

Description	Shares	Value
COMMON STOCKS (Continued)

Gas Utilities (cont’d.)
Spire, Inc.	3,527	$307,695
Toho Gas Co. Ltd. (Japan)	260	9,960
Tokyo Gas Co. Ltd. (Japan)	1,200	30,289
UGI Corp.	46,261	2,325,540

		3,118,787

Health Care Equipment & Supplies 2.2%
Alcon, Inc. (Switzerland)*	1,403	81,817
AngioDynamics, Inc.*	4,500	82,890
Asahi Intecc Co. Ltd. (Japan)	700	18,475
Atrion Corp.	155	120,771
Baxter International, Inc.	35,377	3,094,426
BioMerieux (France)	134	11,087
Cardiovascular Systems, Inc.*	3,800	180,576
Carl Zeiss Meditec AG (Germany)	129	14,712
Cochlear Ltd. (Australia)	186	26,155
Coloplast A/S (Denmark) (Class B Stock)	383	46,092
CONMED Corp.	2,600	249,990
Danaher Corp.	8,862	1,279,939
Demant A/S (Denmark)*	364	9,321
DENTSPLY SIRONA, Inc.	25,000	1,332,750
Edwards Lifesciences Corp.*	11,400	2,506,974
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	1,857	20,088
Haemonetics Corp.*	2,204	278,013
Hologic, Inc.*	16,000	807,840
Hoya Corp. (Japan)	1,250	102,456
Integer Holdings Corp.*	4,249	321,055
Intuitive Surgical, Inc.*	1,000	539,930
Koninklijke Philips NV (Netherlands)	2,954	137,012
Lantheus Holdings, Inc.*	10,541	264,210
LivaNova PLC (United Kingdom)*	2,900	213,991
Masimo Corp.*	2,100	312,459
Medtronic PLC	46,237	5,022,263
Natus Medical, Inc.*	2,400	76,416
Olympus Corp. (Japan)	3,820	51,781
Siemens Healthineers AG (Germany), 144A	484	19,031
Smith & Nephew PLC (United Kingdom)	2,824	68,065
Sonova Holding AG (Switzerland)	180	41,817
Straumann Holding AG (Switzerland)	33	27,010
Stryker Corp.	10,454	2,261,200
Sysmex Corp. (Japan)	500	33,652
Terumo Corp. (Japan)	2,100	67,979

See Notes to Financial Statements.

PGIM Balanced Fund	35

Schedule of Investments (continued)

as of September 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Health Care Equipment & Supplies (cont’d.)
Varex Imaging Corp.*	1,700	$48,518
West Pharmaceutical Services, Inc.	1,100	156,002

		19,926,763

Health Care Providers & Services 1.7%
Alfresa Holdings Corp. (Japan)	600	13,466
AMN Healthcare Services, Inc.*	2,100	120,876
Anthem, Inc.	2,900	696,290
Centene Corp.*	8,900	385,014
Cigna Corp.	20,153	3,059,024
CVS Health Corp.	62,500	3,941,875
Ensign Group, Inc. (The)	1,300	61,659
Fresenius Medical Care AG & Co. KGaA (Germany)	697	46,889
Fresenius SE & Co. KGaA (Germany)	1,357	63,501
HCA Healthcare, Inc.	15,134	1,822,436
Magellan Health, Inc.*	4,193	260,385
Medipal Holdings Corp. (Japan)	600	13,423
National HealthCare Corp.	800	65,480
NMC Health PLC (United Arab Emirates)	303	10,128
Ramsay Health Care Ltd. (Australia)	456	19,931
Ryman Healthcare Ltd. (New Zealand)	1,290	10,737
Select Medical Holdings Corp.*	3,094	51,268
Sonic Healthcare Ltd. (Australia)	1,449	27,485
Suzuken Co. Ltd. (Japan)	265	14,281
Triple-S Management Corp. (Puerto Rico) (Class B Stock)*	4,855	65,057
UnitedHealth Group, Inc.	24,458	5,315,212

		16,064,417

Health Care Technology 0.1%
Allscripts Healthcare Solutions, Inc.*	18,681	205,117
Computer Programs & Systems, Inc.	2,300	52,003
HealthStream, Inc.*	400	10,356
M3, Inc. (Japan)	1,400	34,010
NextGen Healthcare, Inc.*	7,235	113,372
Omnicell, Inc.*	4,063	293,633
Simulations Plus, Inc.	4,385	152,160

		860,651

Hotels, Restaurants & Leisure 1.0%
Accor SA (France)	589	24,570
Aristocrat Leisure Ltd. (Australia)	1,851	38,368
Biglari Holdings, Inc. (Class B Stock)*	470	51,230

See Notes to Financial Statements.

36

Description	Shares	Value
COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)
Bloomin’ Brands, Inc.	814	$15,409
Boyd Gaming Corp.	1,400	33,530
Brinker International, Inc.	6,896	294,252
Carnival PLC	529	21,921
Century Casinos, Inc.*	3,677	28,423
Compass Group PLC (United Kingdom)	5,090	131,000
Crown Resorts Ltd. (Australia)	1,195	9,729
Dave & Buster’s Entertainment, Inc.	1,952	76,030
Del Taco Restaurants, Inc.*	2,000	20,450
Extended Stay America, Inc., UTS	21,200	310,368
Flight Centre Travel Group Ltd. (Australia)	181	5,827
Flutter Entertainment PLC (Ireland)	253	23,630
Galaxy Entertainment Group Ltd. (Macau)	7,000	43,641
Genting Singapore Ltd. (Singapore)	19,500	12,419
GVC Holdings PLC (United Kingdom)	1,886	17,293
Hilton Worldwide Holdings, Inc.	19,300	1,797,023
InterContinental Hotels Group PLC (United Kingdom)	552	34,472
Jack in the Box, Inc.	81	7,381
McDonald’s Corp.	5,300	1,137,963
McDonald’s Holdings Co. Japan Ltd. (Japan)	200	9,690
Melco Resorts & Entertainment Ltd. (Hong Kong), ADR	633	12,287
Merlin Entertainments PLC (United Kingdom), 144A	2,311	12,844
MGM China Holdings Ltd. (Macau)	2,400	3,756
Oriental Land Co. Ltd. (Japan)	630	96,199
Penn National Gaming, Inc.*	13,400	249,575
RCI Hospitality Holdings, Inc.	9,727	201,154
Sands China Ltd. (Macau)	7,600	34,488
Shangri-La Asia Ltd. (Hong Kong)	4,000	4,097
SJM Holdings Ltd. (Macau)	6,000	5,730
Sodexo SA (France)	285	31,970
Starbucks Corp.	52,304	4,624,720
Tabcorp Holdings Ltd. (Australia)	6,481	21,223
TUI AG (Germany)	1,404	16,332
Twin River Worldwide Holdings, Inc.	2,100	47,943
Whitbread PLC (United Kingdom)	430	22,680
Wynn Macau Ltd. (Macau)	4,900	9,593

		9,539,210

Household Durables 0.5%
Barratt Developments PLC (United Kingdom)	3,293	26,219
Berkeley Group Holdings PLC (United Kingdom)	396	20,314
Casio Computer Co. Ltd. (Japan)	600	9,332
Cavco Industries, Inc.*	210	40,339
Electrolux AB (Sweden) (Class B Stock)	725	17,187

See Notes to Financial Statements.

PGIM Balanced Fund	37

Schedule of Investments (continued)

as of September 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Household Durables (cont’d.)
Hooker Furniture Corp.	4,001	$85,781
Husqvarna AB (Sweden) (Class B Stock)	1,343	10,215
Iida Group Holdings Co. Ltd. (Japan)	500	8,168
M/I Homes, Inc.*	7,014	264,077
MDC Holdings, Inc.	1,900	81,890
Meritage Homes Corp.*	4,400	309,540
Nikon Corp. (Japan)	1,000	12,537
Panasonic Corp. (Japan)	7,100	57,859
Persimmon PLC (United Kingdom)	1,027	27,395
Rinnai Corp. (Japan)	70	4,717
SEB SA (France)	73	11,084
Sekisui Chemical Co. Ltd. (Japan)	1,200	18,700
Sekisui House Ltd. (Japan)	2,000	39,501
Sharp Corp. (Japan)	680	7,617
Sony Corp. (Japan)	4,050	239,717
Taylor Morrison Home Corp.*	900	23,346
Taylor Wimpey PLC (United Kingdom)	10,906	21,644
Toll Brothers, Inc.	7,900	324,295
TopBuild Corp.*	1,180	113,787
Tupperware Brands Corp.	9,069	143,925
Universal Electronics, Inc.*	700	35,630
Whirlpool Corp.	14,600	2,312,056

		4,266,872

Household Products 0.9%
Essity AB (Sweden) (Class B Stock)	1,956	57,020
Henkel AG & Co. KGaA (Germany)	335	30,674
Lion Corp. (Japan)	700	13,861
Pigeon Corp. (Japan)	400	16,626
Procter & Gamble Co. (The)	60,319	7,502,477
Reckitt Benckiser Group PLC (United Kingdom)	2,275	177,338
Spectrum Brands Holdings, Inc.	8,297	437,418
Unicharm Corp. (Japan)	1,300	41,381

		8,276,795

Independent Power & Renewable Electricity Producers 0.4%
Atlantic Power Corp.*	4,025	9,419
Electric Power Development Co. Ltd. (Japan)	500	11,447
Meridian Energy Ltd. (New Zealand)	4,139	13,466
NRG Energy, Inc.	49,440	1,957,824

See Notes to Financial Statements.

38

Description	Shares	Value
COMMON STOCKS (Continued)

Independent Power & Renewable Electricity Producers (cont’d.)
Uniper SE (Germany)	647	$21,196
Vistra Energy Corp.	72,491	1,937,684

		3,951,036

Industrial Conglomerates 0.5%
CK Hutchison Holdings Ltd. (Hong Kong)	8,657	76,514
DCC PLC (United Kingdom)	316	27,536
General Electric Co.	444,184	3,971,005
Honeywell International, Inc.	1,100	186,120
Jardine Matheson Holdings Ltd. (Hong Kong)	700	37,430
Jardine Strategic Holdings Ltd. (Hong Kong)	700	20,907
Keihan Holdings Co. Ltd. (Japan)	350	15,616
Keppel Corp. Ltd. (Singapore)	4,700	20,172
NWS Holdings Ltd. (Hong Kong)	5,900	9,149
Sembcorp Industries Ltd. (Singapore)	3,200	4,823
Siemens AG (Germany)	2,449	262,362
Smiths Group PLC (United Kingdom)	1,278	24,685
Toshiba Corp. (Japan)	1,770	54,166

		4,710,485

Insurance 1.7%
Admiral Group PLC (United Kingdom)	614	15,981
Aegon NV (Netherlands)	6,100	25,366
Aflac, Inc.	5,700	298,224
Ageas (Belgium)	589	32,656
AIA Group Ltd. (Hong Kong)	38,900	367,898
Allianz SE (Germany)	1,368	318,855
Allstate Corp. (The)	28,600	3,108,248
American Equity Investment Life Holding Co.	12,189	294,974
American International Group, Inc.	60,880	3,391,016
Argo Group International Holdings Ltd.	1,123	78,879
Assicurazioni Generali SpA (Italy)	3,532	68,511
Aviva PLC (United Kingdom)	12,588	61,721
AXA SA (France)	6,256	159,752
Baloise Holding AG (Switzerland)	157	28,121
CNP Assurances (France)	552	10,668
Dai-ichi Life Holdings, Inc. (Japan)	3,527	53,514
Direct Line Insurance Group PLC (United Kingdom)	4,439	16,372
FedNat Holding Co.	1,000	13,990
First American Financial Corp.	1,052	62,078
Genworth Financial, Inc. (Class A Stock)*	35,700	157,080
Gjensidige Forsikring ASA (Norway)	641	12,697
Hallmark Financial Services, Inc.*	1,830	35,008

See Notes to Financial Statements.

PGIM Balanced Fund	39

Schedule of Investments (continued)

as of September 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Insurance (cont’d.)
Hannover Rueck SE (Germany)	194	$32,817
Insurance Australia Group Ltd. (Australia)	7,448	39,626
Japan Post Holdings Co. Ltd. (Japan)	5,100	47,123
Legal & General Group PLC (United Kingdom)	19,100	58,327
Mapfre SA (Spain)	3,463	9,328
Medibank Private Ltd. (Australia)	8,889	20,414
MetLife, Inc.	71,276	3,361,376
MS&AD Insurance Group Holdings, Inc. (Japan)	1,490	48,460
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	481	124,437
National General Holdings Corp.	8,330	191,757
NN Group NV (Netherlands)	1,033	36,657
Poste Italiane SpA (Italy), 144A	1,678	19,093
Progressive Corp. (The)	27,300	2,108,925
Protective Insurance Corp. (Class B Stock)	800	13,960
Prudential PLC (United Kingdom)	8,361	151,339
QBE Insurance Group Ltd. (Australia)	4,280	36,302
RSA Insurance Group PLC (United Kingdom)	3,310	21,717
Sampo OYJ (Finland) (Class A Stock)	1,433	57,007
SCOR SE (France)	524	21,630
Selective Insurance Group, Inc.	3,976	298,955
Sompo Holdings, Inc. (Japan)	1,095	45,844
Sony Financial Holdings, Inc. (Japan)	500	10,857
Suncorp Group Ltd. (Australia)	4,054	37,350
Swiss Life Holding AG (Switzerland)	110	52,610
Swiss Re AG (Switzerland)	981	102,351
T&D Holdings, Inc. (Japan)	1,800	19,212
Third Point Reinsurance Ltd. (Bermuda)*	4,300	42,957
Tokio Marine Holdings, Inc. (Japan)	2,070	111,077
Tryg A/S (Denmark)	388	11,123
Unum Group	2,200	65,384
Zurich Insurance Group AG (Switzerland)	488	186,708

		15,996,332

Interactive Media & Services 2.9%
Alphabet, Inc. (Class A Stock)*	6,125	7,479,483
Alphabet, Inc. (Class C Stock)*	6,247	7,615,093
Auto Trader Group PLC (United Kingdom), 144A	3,004	18,823
Cars.com, Inc.*	6,800	61,064
Facebook, Inc. (Class A Stock)*	59,674	10,626,746
Kakaku.com, Inc. (Japan)	500	12,354
Liberty TripAdvisor Holdings, Inc. (Class A Stock)*	5,415	50,955
LINE Corp. (Japan)*	200	7,204
REA Group Ltd. (Australia)	170	12,443

See Notes to Financial Statements.

40

Description	Shares	Value
COMMON STOCKS (Continued)

Interactive Media & Services (cont’d.)
TripAdvisor, Inc.*	16,200	$626,616
Z Holdings Corp. (Japan)	9,256	26,132

		26,536,913

Internet & Direct Marketing Retail 1.7%
1-800-Flowers.com, Inc. (Class A Stock)*	15,308	226,482
Amazon.com, Inc.*	5,267	9,143,038
Booking Holdings, Inc.*	1,100	2,158,871
Delivery Hero SE (Germany), 144A*	365	16,259
eBay, Inc.	89,413	3,485,319
Lands’ End, Inc.*	2,150	24,392
Mercari, Inc. (Japan)*	200	4,995
Ocado Group PLC (United Kingdom)*	1,464	23,855
Prosus NV (China)*	1,570	115,251
Qurate Retail, Inc. (Class A Stock)*	60,600	625,089
Rakuten, Inc. (Japan)	2,810	27,877
Zalando SE (Germany), 144A*	407	18,685
ZOZO, Inc. (Japan)	700	16,234

		15,886,347

IT Services 2.6%
Accenture PLC (Class A Stock)	25,470	4,899,155
Adyen NV (Netherlands), 144A*	32	21,071
Amadeus IT Group SA (Spain)	1,403	100,528
Atos SE (France)	310	21,866
CACI International, Inc. (Class A Stock)*	500	115,630
Capgemini SE (France)	511	60,169
Cardtronics PLC (Class A Stock)*	2,450	74,088
Cognizant Technology Solutions Corp. (Class A Stock)	49,800	3,001,197
Computershare Ltd. (Australia)	1,584	17,288
DXC Technology Co.	41,079	1,211,831
EVERTEC, Inc. (Puerto Rico)	3,324	103,775
FleetCor Technologies, Inc.*	4,900	1,405,222
Fujitsu Ltd. (Japan)	630	50,649
GMO Payment Gateway, Inc. (Japan)	100	6,749
International Business Machines Corp.	7,054	1,025,793
Itochu Techno-Solutions Corp. (Japan)	300	7,977
KBR, Inc.	12,399	304,271
Leidos Holdings, Inc.	5,800	498,104
Mastercard, Inc. (Class A Stock)	7,696	2,090,003
Nomura Research Institute Ltd. (Japan)	1,106	22,153
NTT Data Corp. (Japan)	2,045	26,527
Obic Co. Ltd. (Japan)	240	27,530

See Notes to Financial Statements.

PGIM Balanced Fund	41

Schedule of Investments (continued)

as of September 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

IT Services (cont’d.)
Otsuka Corp. (Japan)	370	$14,811
Perspecta, Inc.	13,552	353,978
TTEC Holdings, Inc.	1,579	75,603
Virtusa Corp.*	3,900	140,478
Visa, Inc. (Class A Stock)	46,875	8,062,969
Wirecard AG (Germany)	381	61,127
Wix.com Ltd. (Israel)*	151	17,628
Worldline SA (France), 144A*	265	16,721

		23,834,891

Leisure Products 0.0%
Bandai Namco Holdings, Inc. (Japan)	600	37,503
Johnson Outdoors, Inc. (Class A Stock)	1,002	58,677
Malibu Boats, Inc. (Class A Stock)*	1,500	46,020
MasterCraft Boat Holdings, Inc.*	10,759	160,578
Sankyo Co. Ltd. (Japan)	150	5,171
Sega Sammy Holdings, Inc. (Japan)	600	8,434
Shimano, Inc. (Japan)	270	40,808
Yamaha Corp. (Japan)	500	22,559

		379,750

Life Sciences Tools & Services 0.6%
Eurofins Scientific SE (Luxembourg)	38	17,643
IQVIA Holdings, Inc.*	7,600	1,135,288
Lonza Group AG (Switzerland)*	240	81,127
Medpace Holdings, Inc.*	3,200	268,928
QIAGEN NV*	749	24,650
Sartorius Stedim Biotech (France)	89	12,458
Syneos Health, Inc.*	4,474	238,061
Thermo Fisher Scientific, Inc.	13,373	3,895,154

		5,673,309

Machinery 1.1%
Alfa Laval AB (Sweden)	1,012	19,965
Allison Transmission Holdings, Inc.	26,600	1,251,530
Alstom SA (France)	503	20,841
Amada Holdings Co. Ltd. (Japan)	1,100	11,940
ANDRITZ AG (Austria)	236	9,680
Atlas Copco AB (Sweden) (Class A Stock)	2,154	66,255
Atlas Copco AB (Sweden) (Class B Stock)	1,255	33,988
CNH Industrial NV (United Kingdom)	3,257	33,179
Commercial Vehicle Group, Inc.*	7,000	50,470

See Notes to Financial Statements.

42

Description	Shares	Value
COMMON STOCKS (Continued)

Machinery (cont’d.)
Daifuku Co. Ltd. (Japan)	360	$18,760
Dover Corp.	16,173	1,610,184
Epiroc AB (Sweden) (Class A Stock)	2,136	23,142
Epiroc AB (Sweden) (Class B Stock)	1,256	12,967
FANUC Corp. (Japan)	650	123,219
Federal Signal Corp.	6,384	209,012
Gates Industrial Corp. PLC*	87,944	885,596
GEA Group AG (Germany)	497	13,410
Hillenbrand, Inc.	7,480	230,982
Hino Motors Ltd. (Japan)	900	7,446
Hitachi Construction Machinery Co. Ltd. (Japan)	300	7,294
Hoshizaki Corp. (Japan)	220	17,369
IHI Corp. (Japan)	520	11,357
JTEKT Corp. (Japan)	700	8,079
Kawasaki Heavy Industries Ltd. (Japan)	460	10,245
KION Group AG (Germany)	209	10,997
Knorr-Bremse AG (Germany)	156	14,676
Komatsu Ltd. (Japan)	3,000	69,335
Kone OYJ (Finland) (Class B Stock)	1,095	62,331
Kubota Corp. (Japan)	3,400	51,786
Kurita Water Industries Ltd. (Japan)	300	8,078
LB Foster Co. (Class A Stock)*	800	17,336
Makita Corp. (Japan)	750	23,884
Meritor, Inc.*	12,677	234,524
Metso OYJ (Finland)	337	12,600
MINEBEA MITSUMI, Inc. (Japan)	1,200	19,166
MISUMI Group, Inc. (Japan)	900	21,365
Mitsubishi Heavy Industries Ltd. (Japan)	1,000	39,330
Mueller Industries, Inc.	3,800	108,984
Nabtesco Corp. (Japan)	400	12,528
Navistar International Corp.*	5,700	160,227
NGK Insulators Ltd. (Japan)	800	11,470
NSK Ltd. (Japan)	1,200	10,169
Oshkosh Corp.	29,964	2,271,271
Park-Ohio Holdings Corp.	1,800	53,748
Rexnord Corp.*	2,300	62,215
Sandvik AB (Sweden)	3,623	56,375
Schindler Holding AG (Switzerland)	65	14,504
Schindler Holding AG (Switzerland), (PART CERT)	132	29,520
SKF AB (Sweden) (Class B Stock)	1,217	20,089
SMC Corp. (Japan)	190	81,873
Spirax-Sarco Engineering PLC (United Kingdom)	236	22,716
Sumitomo Heavy Industries Ltd. (Japan)	340	10,124
Techtronic Industries Co. Ltd. (Hong Kong)	4,500	31,368

See Notes to Financial Statements.

PGIM Balanced Fund	43

Schedule of Investments (continued)

as of September 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Machinery (cont’d.)
Terex Corp.	9,400	$244,118
THK Co. Ltd. (Japan)	450	11,912
Timken Co. (The)	37,335	1,624,446
Volvo AB (Sweden) (Class B Stock)	4,760	66,869
Wabash National Corp.	17,116	248,353
Wartsila OYJ Abp (Finland)	1,430	15,986
Weir Group PLC (The) (United Kingdom)	838	14,638
Yangzijiang Shipbuilding Holdings Ltd. (China)	7,600	5,289

		10,461,110

Marine 0.0%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	12	12,798
AP Moller - Maersk A/S (Denmark) (Class B Stock)	21	23,735
Kuehne + Nagel International AG (Switzerland)	174	25,641
Mitsui OSK Lines Ltd. (Japan)	420	10,697
Nippon Yusen KK (Japan)	590	9,923

		82,794

Media 0.8%
Axel Springer SE (Germany)*	157	10,762
CBS Corp. (Class B Stock)	9,200	371,404
Comcast Corp. (Class A Stock)	90,553	4,082,129
CyberAgent, Inc. (Japan)	350	13,499
Dentsu, Inc. (Japan)	700	24,732
Discovery, Inc. (Class C Stock)*	91,510	2,252,976
Entercom Communications Corp. (Class A Stock)	36,815	122,962
Eutelsat Communications SA (France)	557	10,364
Gray Television, Inc.*	1,200	19,584
Hakuhodo DY Holdings, Inc. (Japan)	760	11,046
Informa PLC (United Kingdom)	4,029	42,187
ITV PLC (United Kingdom)	11,628	17,987
JCDecaux SA (France)	241	6,523
Liberty Latin America Ltd. (Chile) (Class A Stock)*	1,098	18,743
Liberty Latin America Ltd. (Chile) (Class C Stock)*	7,196	123,016
Pearson PLC (United Kingdom)	2,508	22,757
Publicis Groupe SA (France)	684	33,638
RTL Group SA (Luxembourg)	97	4,667
Schibsted ASA (Norway) (Class B Stock)	319	8,935
SES SA (Luxembourg)	1,177	21,445
Singapore Press Holdings Ltd. (Singapore)	5,200	7,827
Telenet Group Holding NV (Belgium)	151	7,119

See Notes to Financial Statements.

44

Description	Shares	Value
COMMON STOCKS (Continued)

Media (cont’d.)
WideOpenWest, Inc.*	6,700	$41,272
WPP PLC (United Kingdom)	4,051	50,639

		7,326,213

Metals & Mining 0.2%
Allegheny Technologies, Inc.*	13,100	265,275
Alumina Ltd. (Australia)	7,891	12,637
Anglo American PLC (South Africa)	3,366	77,280
Antofagasta PLC (Chile)	1,255	13,808
ArcelorMittal (Luxembourg)	2,122	30,148
BHP Group Ltd. (Australia)	9,499	236,187
BHP Group PLC (Australia)	6,780	144,357
BlueScope Steel Ltd. (Australia)	1,711	13,924
Boliden AB (Sweden)	882	20,307
Evraz PLC (Russia)	1,601	9,234
Fortescue Metals Group Ltd. (Australia)	4,515	26,904
Fresnillo PLC (Mexico)	605	5,086
Glencore PLC (Switzerland)*	35,842	107,678
Hitachi Metals Ltd. (Japan)	600	6,507
JFE Holdings, Inc. (Japan)	1,600	19,335
Kobe Steel Ltd. (Japan)	1,010	5,420
Maruichi Steel Tube Ltd. (Japan)	200	5,320
Mitsubishi Materials Corp. (Japan)	310	8,387
Newcrest Mining Ltd. (Australia)	2,473	57,779
Nippon Steel Corp. (Japan)	2,617	36,760
Norsk Hydro ASA (Norway)	4,334	15,266
Olympic Steel, Inc.	1,700	24,480
Rio Tinto Ltd. (Australia)	1,197	75,116
Rio Tinto PLC (Australia)	3,628	187,990
Ryerson Holding Corp.*	18,804	160,398
Schnitzer Steel Industries, Inc. (Class A Stock)	2,100	43,386
South32 Ltd. (Australia)	16,331	28,840
Sumitomo Metal Mining Co. Ltd. (Japan)	800	24,932
thyssenkrupp AG (Germany)	1,310	18,157
voestalpine AG (Austria)	375	8,665

		1,689,563

Mortgage Real Estate Investment Trusts (REITs) 0.1%
AG Mortgage Investment Trust, Inc.	12,705	192,481
Colony Credit Real Estate, Inc.	5,300	76,638
Exantas Capital Corp.	2,750	31,267
Invesco Mortgage Capital, Inc.	9,858	150,926

See Notes to Financial Statements.

PGIM Balanced Fund	45

Schedule of Investments (continued)

as of September 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Mortgage Real Estate Investment Trusts (REITs) (cont’d.)
Ladder Capital Corp.	15,111	$260,967
Western Asset Mortgage Capital Corp.	23,845	230,104

		942,383

Multiline Retail 0.6%
Big Lots, Inc.	9,540	233,730
Harvey Norman Holdings Ltd. (Australia)	1,420	4,356
Isetan Mitsukoshi Holdings Ltd. (Japan)	1,100	8,809
J Front Retailing Co. Ltd. (Japan)	750	8,815
Macy’s, Inc.	74,894	1,163,853
Marks & Spencer Group PLC (United Kingdom)	5,898	13,363
Marui Group Co. Ltd. (Japan)	700	14,840
Next PLC (United Kingdom)	453	34,418
Pan Pacific International Holdings Corp. (Japan)	1,400	23,450
Ryohin Keikaku Co. Ltd. (Japan)	900	16,868
Target Corp.	36,500	3,902,215
Wesfarmers Ltd. (Australia)	3,662	98,497

		5,523,214

Multi-Utilities 0.5%
AGL Energy Ltd. (Australia)	2,102	27,210
Black Hills Corp.	1,231	94,455
Centrica PLC (United Kingdom)	18,350	16,604
Dominion Energy, Inc.	21,114	1,711,078
E.ON SE (Germany)	7,039	68,420
Engie SA (France)	5,886	96,038
MDU Resources Group, Inc.	9,800	276,262
National Grid PLC (United Kingdom)	10,993	119,261
RWE AG (Germany)	1,749	54,721
Sempra Energy	11,500	1,697,515
Suez (France)	1,095	17,215
Veolia Environnement SA (France)	1,732	43,901

		4,222,680

Oil, Gas & Consumable Fuels 2.3%
Aker BP ASA (Norway)	352	9,427
Arch Coal, Inc. (Class A Stock)	689	51,124
Ardmore Shipping Corp. (Ireland)*	21,300	142,497
BP PLC (United Kingdom)	65,556	415,218
Caltex Australia Ltd. (Australia)	812	14,467
Chevron Corp.	51,073	6,057,258
ConocoPhillips	44,520	2,536,750

See Notes to Financial Statements.

46

Description	Shares	Value
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
CONSOL Energy, Inc.*	2,200	$34,386
CVR Energy, Inc.	1,000	44,030
Delek US Holdings, Inc.	2,578	93,581
DHT Holdings, Inc.	5,600	34,440
Dorian LPG Ltd.*	3,300	34,188
Eni SpA (Italy)	8,198	125,384
Equinor ASA (Norway)	3,216	61,009
Evolution Petroleum Corp.	3,600	21,024
Exxon Mobil Corp.	14,756	1,041,921
Galp Energia SGPS SA (Portugal)	1,606	24,201
HollyFrontier Corp.	31,600	1,695,024
Idemitsu Kosan Co. Ltd. (Japan)	664	18,840
Inpex Corp. (Japan)	3,281	30,347
JXTG Holdings, Inc. (Japan)	10,285	47,000
Kinder Morgan, Inc.	155,624	3,207,411
Koninklijke Vopak NV (Netherlands)	226	11,630
Lundin Petroleum AB (Sweden)	604	18,128
Neste OYJ (Finland)	1,359	45,013
Oil Search Ltd. (Australia)	4,428	21,944
OMV AG (Austria)	476	25,566
Origin Energy Ltd. (Australia)	5,704	30,795
Phillips 66	31,300	3,205,120
Repsol SA (Spain)	4,715	73,697
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	14,062	412,119
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	12,043	354,948
Santos Ltd. (Australia)	5,717	29,950
Scorpio Tankers, Inc. (Monaco)	9,192	273,554
TOTAL SA (France)	7,707	401,879
Washington H Soul Pattinson & Co. Ltd. (Australia)	388	5,516
Woodside Petroleum Ltd. (Australia)	3,021	65,910
World Fuel Services Corp.	8,689	347,039

		21,062,335

Paper & Forest Products 0.0%
Mondi PLC (United Kingdom)	1,562	29,887
Oji Holdings Corp. (Japan)	2,800	13,146
Stora Enso OYJ (Finland) (Class R Stock)	1,890	22,802
UPM-Kymmene OYJ (Finland)	1,730	51,163

		116,998

Personal Products 0.1%
Beiersdorf AG (Germany)	325	38,335
Edgewell Personal Care Co.*	9,778	317,687

See Notes to Financial Statements.

PGIM Balanced Fund	47

Schedule of Investments (continued)

as of September 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Personal Products (cont’d.)
Kao Corp. (Japan)	1,540	$114,341
Kobayashi Pharmaceutical Co. Ltd. (Japan)	200	15,297
Kose Corp. (Japan)	80	13,593
L’Oreal SA (France)	812	227,248
Pola Orbis Holdings, Inc. (Japan)	300	6,754
Shiseido Co. Ltd. (Japan)	1,300	104,347
Unilever NV (United Kingdom)	4,696	282,449
Unilever PLC (United Kingdom)	3,576	214,805

		1,334,856

Pharmaceuticals 2.3%
Amneal Pharmaceuticals, Inc.*	14,600	42,340
Assertio Therapeutics, Inc.*	2,418	3,095
Astellas Pharma, Inc. (Japan)	6,000	85,879
AstraZeneca PLC (United Kingdom)	4,227	377,085
Bayer AG (Germany)	2,983	210,208
Chugai Pharmaceutical Co. Ltd. (Japan)	700	54,580
Daiichi Sankyo Co. Ltd. (Japan)	1,850	117,217
Eisai Co. Ltd. (Japan)	800	40,867
GlaxoSmithKline PLC (United Kingdom)	16,071	343,818
H. Lundbeck A/S (Denmark)	227	7,528
Hisamitsu Pharmaceutical Co., Inc. (Japan)	200	8,803
Innoviva, Inc.*	9,100	95,914
Ipsen SA (France)	121	11,496
Jazz Pharmaceuticals PLC*	8,130	1,041,778
Johnson & Johnson	45,509	5,887,954
Kyowa Kirin Co. Ltd. (Japan)	800	15,632
Merck & Co., Inc.	76,745	6,460,394
Merck KGaA (Germany)	417	46,953
Mitsubishi Tanabe Pharma Corp. (Japan)	700	7,700
Novartis AG (Switzerland)	6,920	599,388
Novo Nordisk A/S (Denmark) (Class B Stock)	5,675	292,057
Ono Pharmaceutical Co. Ltd. (Japan)	1,200	21,827
Orion OYJ (Finland) (Class B Stock)	333	12,414
Otsuka Holdings Co. Ltd. (Japan)	1,280	48,134
Pacira BioSciences, Inc.*	1,600	60,912
Prestige Consumer Healthcare, Inc.*	4,700	163,043
Recordati SpA (Italy)	337	14,459
Roche Holding AG (Switzerland)	2,260	658,191
Sanofi (France)	3,608	334,855
Santen Pharmaceutical Co. Ltd. (Japan)	1,150	20,130
Shionogi & Co. Ltd. (Japan)	820	45,726
SIGA Technologies, Inc.*	4,068	20,828
Sumitomo Dainippon Pharma Co. Ltd. (Japan)	600	9,930

See Notes to Financial Statements.

48

Description	Shares	Value
COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
Supernus Pharmaceuticals, Inc.*	3,600	$98,928
Taisho Pharmaceutical Holdings Co. Ltd. (Japan)	160	11,685
Takeda Pharmaceutical Co. Ltd. (Japan)	4,767	163,355
Teva Pharmaceutical Industries Ltd. (Israel), ADR*	3,581	24,637
UCB SA (Belgium)	409	29,684
Vifor Pharma AG (Switzerland)	147	23,468
Zoetis, Inc.	27,900	3,476,061

		20,988,953

Professional Services 0.4%
Adecco Group AG (Switzerland)	511	28,273
Barrett Business Services, Inc.	3,083	273,832
Bureau Veritas SA (France)	930	22,408
CoStar Group, Inc.*	2,800	1,660,960
Experian PLC (United Kingdom)	2,941	93,906
Heidrick & Struggles International, Inc.	1,500	40,950
Insperity, Inc.	1,400	138,068
Intertek Group PLC (United Kingdom)	519	34,983
Kelly Services, Inc. (Class A Stock)	1,428	34,586
Kforce, Inc.	3,000	113,505
Korn Ferry	6,362	245,828
ManpowerGroup, Inc.	2,200	185,328
Persol Holdings Co. Ltd. (Japan)	600	11,423
Randstad NV (Netherlands)	384	18,877
Recruit Holdings Co. Ltd. (Japan)	4,400	134,585
RELX PLC (United Kingdom)	6,329	150,140
SEEK Ltd. (Australia)	1,076	15,634
SGS SA (Switzerland)	17	42,188
Teleperformance (France)	186	40,313
TriNet Group, Inc.*	3,301	205,289
Wolters Kluwer NV (Netherlands)	900	65,766

		3,556,842

Real Estate Management & Development 0.2%
Aeon Mall Co. Ltd. (Japan)	420	6,646
Aroundtown SA (Germany)	2,924	23,929
Azrieli Group Ltd. (Israel)	116	9,112
CapitaLand Ltd. (Singapore)	8,200	20,946
City Developments Ltd. (Singapore)	1,500	10,654
CK Asset Holdings Ltd. (Hong Kong)	8,357	56,604
Cushman & Wakefield PLC*	1,568	29,055
Daito Trust Construction Co. Ltd. (Japan)	200	25,582
Daiwa House Industry Co. Ltd. (Japan)	1,800	58,748

See Notes to Financial Statements.

PGIM Balanced Fund	49

Schedule of Investments (continued)

as of September 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Real Estate Management & Development (cont’d.)
Deutsche Wohnen SE (Germany)	1,129	$41,218
Hang Lung Properties Ltd. (Hong Kong)	7,000	15,931
Henderson Land Development Co. Ltd. (Hong Kong)	4,331	20,176
Hongkong Land Holdings Ltd. (Hong Kong)	3,800	21,378
Hulic Co. Ltd. (Japan)	700	7,178
Hysan Development Co. Ltd. (Hong Kong)	2,400	9,702
Jones Lang LaSalle, Inc.	5,100	709,206
Kerry Properties Ltd. (Hong Kong)	2,500	7,721
Lendlease Group (Australia)	1,838	21,792
Mitsubishi Estate Co. Ltd. (Japan)	3,800	73,617
Mitsui Fudosan Co. Ltd. (Japan)	2,900	72,237
New World Development Co. Ltd. (Hong Kong)	19,800	25,723
Newmark Group, Inc. (Class A Stock)	32,271	292,375
Nomura Real Estate Holdings, Inc. (Japan)	400	8,675
RMR Group, Inc. (The) (Class A Stock)	2,663	121,113
Sino Land Co. Ltd. (Hong Kong)	9,300	14,007
Sumitomo Realty & Development Co. Ltd. (Japan)	1,090	41,618
Sun Hung Kai Properties Ltd. (Hong Kong)	4,900	70,694
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	1,500	14,038
Swire Properties Ltd. (Hong Kong)	3,800	11,956
Swiss Prime Site AG (Switzerland)*	245	23,977
Tokyu Fudosan Holdings Corp. (Japan)	2,000	12,819
UOL Group Ltd. (Singapore)	1,454	7,897
Vonovia SE (Germany)	1,636	83,038
Wharf Holdings Ltd. (The) (Hong Kong)	3,400	7,430
Wharf Real Estate Investment Co. Ltd. (Hong Kong)	3,800	20,772
Wheelock & Co. Ltd. (Hong Kong)	3,000	17,161

		2,014,725

Road & Rail 0.4%
Aurizon Holdings Ltd. (Australia)	6,428	25,617
Central Japan Railway Co. (Japan)	460	94,840
ComfortDelGro Corp. Ltd. (Singapore)	7,000	12,163
CSX Corp.	31,500	2,182,005
East Japan Railway Co. (Japan)	960	91,855
Hankyu Hanshin Holdings, Inc. (Japan)	750	28,998
Keikyu Corp. (Japan)	700	13,618
Keio Corp. (Japan)	320	19,982
Keisei Electric Railway Co. Ltd. (Japan)	400	16,502
Kintetsu Group Holdings Co. Ltd. (Japan)	510	26,637
Kyushu Railway Co. (Japan)	500	15,970
MTR Corp. Ltd. (Hong Kong)	5,000	28,060
Nagoya Railroad Co. Ltd. (Japan)	600	17,978
Nippon Express Co. Ltd. (Japan)	260	13,322

See Notes to Financial Statements.

50

Description	Shares	Value
COMMON STOCKS (Continued)

Road & Rail (cont’d.)
Odakyu Electric Railway Co. Ltd. (Japan)	950	$22,821
Seibu Holdings, Inc. (Japan)	700	12,228
Tobu Railway Co. Ltd. (Japan)	580	18,843
Tokyu Corp. (Japan)	1,650	31,057
Union Pacific Corp.	4,600	745,108
West Japan Railway Co. (Japan)	500	42,350

		3,459,954

Semiconductors & Semiconductor Equipment 2.0%
Advantest Corp. (Japan)	600	26,711
Amkor Technology, Inc.*	19,418	176,704
Analog Devices, Inc.	3,255	363,681
Applied Materials, Inc.	35,744	1,783,626
ASM Pacific Technology Ltd. (Hong Kong)	1,000	12,287
ASML Holding NV (Netherlands)	1,372	340,978
Broadcom, Inc.	9,500	2,622,665
Cirrus Logic, Inc.*	4,728	253,326
Diodes, Inc.*	5,962	239,374
Disco Corp. (Japan)	80	15,297
Infineon Technologies AG (Germany)	4,017	72,485
Intel Corp.	132,548	6,830,198
Lam Research Corp.	6,963	1,609,219
Lattice Semiconductor Corp.*	4,900	89,597
NeoPhotonics Corp.*	6,200	37,758
NVIDIA Corp.	2,900	504,803
NXP Semiconductors NV (Netherlands)	950	103,664
Rambus, Inc.*	9,600	126,000
Renesas Electronics Corp. (Japan)*	2,400	15,772
Rohm Co. Ltd. (Japan)	300	23,150
Silicon Laboratories, Inc.*	1,300	144,755
STMicroelectronics NV (Switzerland)	2,187	42,315
SUMCO Corp. (Japan)	800	10,843
Texas Instruments, Inc.	12,400	1,602,576
Tokyo Electron Ltd. (Japan)	495	95,083
Universal Display Corp.	8,259	1,386,686

		18,529,553

Software 4.1%
ACI Worldwide, Inc.*	1,199	37,559
Adobe, Inc.*	5,298	1,463,572
Agilysys, Inc.*	2,255	57,751
Bottomline Technologies DE, Inc.*	895	35,218
Check Point Software Technologies Ltd. (Israel)*	409	44,785

See Notes to Financial Statements.

PGIM Balanced Fund	51

Schedule of Investments (continued)

as of September 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Software (cont’d.)
Cision Ltd.*	23,849	$183,399
Cornerstone OnDemand, Inc.*	892	48,899
CyberArk Software Ltd.*	120	11,978
Dassault Systemes SE (France)	419	59,799
Digital Turbine, Inc.*	3,700	23,847
Envestnet, Inc.*	3,049	172,878
Intuit, Inc.	14,398	3,829,004
j2 Global, Inc.	3,969	360,465
Micro Focus International PLC (United Kingdom)	1,101	15,329
Microsoft Corp.	164,446	22,862,926
Model N, Inc.*	1,622	45,027
Nice Ltd. (Israel)*	200	29,287
Nuance Communications, Inc.*	39,800	649,138
Oracle Corp.	96,798	5,326,794
Oracle Corp. (Japan)	90	7,841
Progress Software Corp.	7,383	280,997
Sage Group PLC (The) (United Kingdom)	3,516	29,894
SAP SE (Germany)	3,160	371,788
SPS Commerce, Inc.*	5,696	268,111
SS&C Technologies Holdings, Inc.	6,700	345,519
Symantec Corp.	23,600	557,668
Temenos AG (Switzerland)*	207	34,659
TiVo Corp.	33,353	253,983
Trend Micro, Inc. (Japan)	430	20,545
Verint Systems, Inc.*	6,109	261,343

		37,690,003

Specialty Retail 1.1%
Aaron’s, Inc.	2,626	168,747
ABC-Mart, Inc. (Japan)	100	6,371
Asbury Automotive Group, Inc.*	2,600	266,058
AutoNation, Inc.*	31,200	1,581,840
Container Store Group, Inc. (The)*	9,064	40,063
Dufry AG (Switzerland)*	140	11,707
Fast Retailing Co. Ltd. (Japan)	180	107,419
Group 1 Automotive, Inc.	1,270	117,234
Hennes & Mauritz AB (Sweden) (Class B Stock)	2,586	50,124
Hikari Tsushin, Inc. (Japan)	50	10,864
Home Depot, Inc. (The)	4,998	1,159,636
Industria de Diseno Textil SA (Spain)	3,507	108,536
J. Jill, Inc.(a)	1,300	2,470
Kingfisher PLC (United Kingdom)	6,884	17,473
L Brands, Inc.	53,202	1,042,227
Lithia Motors, Inc. (Class A Stock)	2,281	301,959

See Notes to Financial Statements.

52

Description	Shares	Value
COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
Lowe’s Cos., Inc.	36,300	$3,991,548
Michaels Cos., Inc. (The)*	46,700	457,193
Nitori Holdings Co. Ltd. (Japan)	240	35,229
Office Depot, Inc.	18,900	33,169
Rent-A-Center, Inc.	2,403	61,973
Sally Beauty Holdings, Inc.*	13,486	200,806
Shimamura Co. Ltd. (Japan)	50	3,971
Sonic Automotive, Inc. (Class A Stock)	8,884	279,046
USS Co. Ltd. (Japan)	700	13,650
Yamada Denki Co. Ltd. (Japan)	2,060	9,982

		10,079,295

Technology Hardware, Storage & Peripherals 2.6%
Apple, Inc.	93,906	21,032,127
Brother Industries Ltd. (Japan)	700	12,769
Canon, Inc. (Japan)	3,250	87,027
Diebold Nixdorf, Inc.*	20,200	226,240
FUJIFILM Holdings Corp. (Japan)	1,150	50,713
HP, Inc.	76,700	1,451,164
Konica Minolta, Inc. (Japan)	1,500	10,499
NEC Corp. (Japan)	810	34,393
Ricoh Co. Ltd. (Japan)	2,200	19,919
Seiko Epson Corp. (Japan)	900	12,731
Xerox Holdings Corp.	37,000	1,106,670

		24,044,252

Textiles, Apparel & Luxury Goods 0.4%
adidas AG (Germany)	578	179,911
Burberry Group PLC (United Kingdom)	1,327	35,413
Capri Holdings Ltd.*	33,738	1,118,752
Cie Financiere Richemont SA (Switzerland)	1,686	123,751
Deckers Outdoor Corp.*	200	29,472
EssilorLuxottica SA (France)	908	130,808
Hanesbrands, Inc.	18,200	278,824
Hermes International (France)	102	70,495
Hugo Boss AG (Germany)	205	11,010
Kering SA (France)	243	123,803
LVMH Moet Hennessy Louis Vuitton SE (France)	896	356,583
Moncler SpA (Italy)	580	20,693
Pandora A/S (Denmark)	342	13,749
Puma SE (Germany)	265	20,534
PVH Corp.	11,100	979,353
Steven Madden Ltd.	1,137	40,693

See Notes to Financial Statements.

PGIM Balanced Fund	53

Schedule of Investments (continued)

as of September 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods (cont’d.)
Swatch Group AG (The) (Switzerland) (SWX)	222	$11,178
Swatch Group AG (The) (Switzerland) (XEQT)	95	25,221
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	2,500	6,864

		3,577,107

Thrifts & Mortgage Finance 0.1%
Essent Group Ltd.	5,589	266,428
Federal Agricultural Mortgage Corp. (Class C Stock)	1,400	114,324
Flagstar Bancorp, Inc.	899	33,578
Merchants Bancorp	1,013	16,755
OP Bancorp	2,872	28,088
Radian Group, Inc.	8,400	191,856
Sterling Bancorp, Inc.	5,642	55,066
Walker & Dunlop, Inc.	3,178	177,745

		883,840

Tobacco 0.7%
Altria Group, Inc.	93,100	3,807,790
British American Tobacco PLC (United Kingdom)	7,372	271,979
Imperial Brands PLC (United Kingdom)	3,065	68,763
Japan Tobacco, Inc. (Japan)	3,873	84,857
Philip Morris International, Inc.	32,236	2,447,680
Swedish Match AB (Sweden)	562	23,243
Turning Point Brands, Inc.	2,200	50,732
Universal Corp.	700	38,367

		6,793,411

Trading Companies & Distributors 0.3%
AerCap Holdings NV (Ireland)*	426	23,324
Applied Industrial Technologies, Inc.	289	16,415
Ashtead Group PLC (United Kingdom)	1,525	42,476
BMC Stock Holdings, Inc.*	14,243	372,882
Brenntag AG (Germany)	500	24,201
Bunzl PLC (United Kingdom)	1,092	28,493
Ferguson PLC	756	55,149
Foundation Building Materials, Inc.*	2,100	32,529
GMS, Inc.*	8,000	229,760
Herc Holdings, Inc.*	3,100	144,181
ITOCHU Corp. (Japan)	4,400	91,049
Marubeni Corp. (Japan)	5,100	34,040
Mitsubishi Corp. (Japan)	4,400	108,309
Mitsui & Co. Ltd. (Japan)	5,300	87,043

See Notes to Financial Statements.

54

Description	Shares	Value
COMMON STOCKS (Continued)

Trading Companies & Distributors (cont’d.)
MonotaRO Co. Ltd. (Japan)	400	$10,555
Rush Enterprises, Inc. (Class A Stock)	4,200	162,036
Sumitomo Corp. (Japan)	3,800	59,588
Toyota Tsusho Corp. (Japan)	650	21,084
WESCO International, Inc.*	31,300	1,495,201

		3,038,315

Transportation Infrastructure 0.0%
Aena SME SA (Spain), 144A	217	39,751
Aeroports de Paris (France)	96	17,078
Atlantia SpA (Italy)	1,588	38,426
Auckland International Airport Ltd. (New Zealand)	3,141	17,972
Fraport AG Frankfurt Airport Services Worldwide (Germany)	134	11,375
Getlink SE (France)	1,419	21,291
Japan Airport Terminal Co. Ltd. (Japan)	200	8,713
Kamigumi Co. Ltd. (Japan)	300	6,822
SATS Ltd. (Singapore)	2,000	7,005
Sydney Airport (Australia)	3,560	19,300
Transurban Group (Australia)	8,853	87,758

		275,491

Water Utilities 0.0%
Artesian Resources Corp. (Class A Stock)	505	18,685
Severn Trent PLC (United Kingdom)	765	20,363
SJW Group	3,200	218,528
United Utilities Group PLC (United Kingdom)	2,202	22,339

		279,915

Wireless Telecommunication Services 0.1%
1&1 Drillisch AG (Germany)	172	5,370
KDDI Corp. (Japan)	5,700	148,797
Millicom International Cellular SA (Colombia), SDR	213	10,333
NTT DOCOMO, Inc. (Japan)	4,304	110,099
Shenandoah Telecommunications Co.	5,895	187,284
Softbank Corp. (Japan)	5,500	74,608
SoftBank Group Corp. (Japan)	5,240	207,154

See Notes to Financial Statements.

PGIM Balanced Fund	55

Schedule of Investments (continued)

as of September 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Wireless Telecommunication Services (cont’d.)
Tele2 AB (Sweden) (Class B Stock)	1,611	$23,976
Vodafone Group PLC (United Kingdom)	85,191	169,733

		937,354

TOTAL COMMON STOCKS (cost $487,897,746)		560,710,906

EXCHANGE-TRADED FUND 0.1%
iShares MSCI EAFE ETF(a) (cost $493,100)	9,400	612,974

PREFERRED STOCKS 0.0%

Automobiles 0.0%
Bayerische Motoren Werke AG (Germany) (PRFC)	180	10,004
Porsche Automobil Holding SE (Germany) (PRFC)	496	32,271
Volkswagen AG (Germany) (PRFC)	601	102,195

		144,470

Banks 0.0%
Citigroup Capital XIII, 8.636%	3,000	82,290

Capital Markets 0.0%
State Street Corp., 5.350%	5,000	133,800

Chemicals 0.0%
FUCHS PETROLUB SE (Germany) (PRFC)	227	8,526

Health Care Equipment & Supplies 0.0%
Sartorius AG (Germany) (PRFC)	115	20,993

Household Products 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)	575	56,857

TOTAL PREFERRED STOCKS (cost $394,087)		446,936

See Notes to Financial Statements.

56

Description			Units	Value

RIGHTS* 0.0%

Multiline Retail
Harvey Norman Holdings Ltd. (Australia), expiring 10/11/19 (cost $0)			83	$101

	Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES 5.8%

Automobiles 2.0%
AmeriCredit Automobile Receivables Trust,
Series 2018-01, Class C	3.500%	01/18/24	300	308,328
Series 2019-01, Class B	3.130	02/18/25	100	101,845
Series 2019-01, Class C	3.360	02/18/25	200	205,409
Series 2019-02, Class C	2.740	04/18/25	300	303,664
Series 2019-03, Class C	2.320	07/18/25	800	800,792
Avis Budget Rental Car Funding AESOP LLC,
Series 2015-01A, Class A, 144A	2.500	07/20/21	738	738,561
Series 2015-02A, Class A, 144A	2.630	12/20/21	300	301,094
Series 2018-01A, Class A, 144A	3.700	09/20/24	400	418,801
Series 2018-02A, Class A, 144A	4.000	03/20/25	300	319,293
Series 2019-02A, Class A, 144A	3.350	09/22/25	616	641,023
Series 2019-03A, Class A, 144A	2.360	03/20/26	1,000	995,862
Drive Auto Receivables Trust, Series 2019-03, Class B	2.650	02/15/24	200	201,892
Enterprise Fleet Financing LLC, Series 2017-01, Class A2, 144A	2.130	07/20/22	92	92,006
Ford Credit Auto Owner Trust,
Series 2017-01, Class A, 144A	2.620	08/15/28	1,164	1,178,490
Series 2017-02, Class A, 144A	2.360	03/15/29	500	502,225
Series 2018-01, Class A, 144A	3.190	07/15/31	500	520,759
Series 2018-02, Class A, 144A	3.470	01/15/30	616	644,804
Ford Credit Floorplan Master Owner Trust,
Series 2017-03, Class A	2.480	09/15/24	996	1,009,827
Series 2018-02, Class A	3.170	03/15/25	2,100	2,170,923
Series 2019-02, Class A	3.060	04/15/26	200	207,420
GM Financial Consumer Automobile Receivables Trust, Series 2018-04, Class C	3.620	06/17/24	100	103,260
GMF Floorplan Owner Revolving Trust, Series 2019-02, Class A, 144A	2.900	04/15/26	900	926,388
OneMain Direct Auto Receivables Trust,
Series 2017-02A, Class B, 144A	2.550	11/14/23	900	900,889
Series 2017-02A, Class C, 144A	2.820	07/15/24	200	200,561
Series 2018-01A, Class A, 144A	3.430	12/16/24	900	915,068

See Notes to Financial Statements.

PGIM Balanced Fund	57

Schedule of Investments (continued)

as of September 30, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Automobiles (cont’d.)
OneMain Direct Auto Receivables Trust, (cont’d.)
Series 2019-01A, Class A, 144A	3.630%		09/14/27	1,280	$1,334,442
Santander Drive Auto Receivables Trust,
Series 2018-02, Class C	3.350		07/17/23	170	171,767
Series 2018-05, Class C	3.810		12/16/24	400	407,325
Series 2019-03, Class C	2.490		10/15/25	500	501,711
Toyota Auto Loan Extended Note Trust, Series 2019-01A, Class A, 144A	2.560		11/25/31	1,000	1,022,120
World Omni Select Auto Trust,
Series 2018-01A, Class B, 144A	3.680		07/15/23	370	377,983
Series 2018-01A, Class C, 144A	3.860		01/15/25	440	452,778

					18,977,310

Collateralized Loan Obligations 1.7%
ALM Ltd. (Cayman Islands), Series 2013-08A, Class A1R, 144A, 3 Month LIBOR + 1.490% (Cap N/A, Floor 1.490%)	3.793	(c)	10/15/28	250	250,080
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2019-11A, Class A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)	3.534	(c)	07/22/32	1,000	1,000,140
Atlas Senior Loan Fund Ltd. (Cayman Islands), Series 2014-01A, Class AR2, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)	3.582	(c)	07/16/29	250	250,150
Battalion CLO Ltd., Series 2018-12A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	3.194	(c)	05/17/31	1,000	986,748
Burnham Park CLO Ltd. (Cayman Islands), Series 2016-01A, Class A, 144A, 3 Month LIBOR + 1.430% (Cap N/A, Floor 0.000%)	3.708	(c)	10/20/29	250	250,603
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2015-05A, Class A1R, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)	3.598	(c)	01/20/32	750	750,406
Carlyle US CLO Ltd. (Cayman Islands), Series 2017-01A, Class A1B, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 0.000%)	3.508	(c)	04/20/31	250	249,423
Cent CLO Ltd. (Cayman Islands), Series-C17A, Class A1AR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	3.296	(c)	04/30/31	1,000	990,297
HPS Loan Management Ltd. (Cayman Islands), Series 15A-19, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)	3.486	(c)	07/22/32	750	750,067

See Notes to Financial Statements.

58

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
ICG US CLO Ltd. (Cayman Islands), Series 2019-01A, Class A1A, 144A, 3 Month LIBOR + 1.380% (Cap N/A, Floor 1.380%)	3.496	%(c)	10/26/32	1,000	$1,000,022
LCM LP (Cayman Islands), Series 13A, Class ARR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 0.000%)	3.325	(c)	07/19/27	1,750	1,750,452
OZLM Ltd. (Cayman Islands),
Series 2016-15A, Class A1, 144A, 3 Month LIBOR + 1.490% (Cap N/A, Floor 0.000%)	3.768	(c)	01/20/29	750	751,034
Series 2018-20A, Class A1, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)	3.328	(c)	04/20/31	1,500	1,484,001
Series 2019-24A, Class A1A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 0.000%)	3.546	(c)	07/20/32	1,000	999,962
Shackleton CLO Ltd. (Cayman Islands), Series 2015-07RA, Class A1, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 0.000%)	3.473	(c)	07/15/31	500	495,729
Sound Point CLO Ltd. (Cayman Islands), Series 2014-03RA, Class A1, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	3.509	(c)	10/23/31	750	746,891
TIAA CLO Ltd. (Cayman Islands), Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)	3.478	(c)	07/20/31	250	248,155
Trinitas CLO Ltd. (Cayman Islands), Series 2016-04A, Class A1LR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)	3.480	(c)	10/18/31	1,000	991,531
Wellfleet CLO Ltd. (Cayman Islands), Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	3.478	(c)	10/20/31	500	496,132
York CLO Ltd. (Cayman Islands), Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)	3.516	(c)	07/22/32	1,000	999,987

					15,441,810

Consumer Loans 0.3%
OneMain Financial Issuance Trust,
Series 2017-01A, Class A2, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)	2.828	(c)	09/14/32	600	600,374
Series 2018-01A, Class A, 144A	3.300		03/14/29	190	193,348
Oportun Funding LLC,
Series 2018-C, Class A, 144A	4.100		10/08/24	300	307,522
Series 2018-D, Class A, 144A	4.150		12/09/24	200	205,386

See Notes to Financial Statements.

PGIM Balanced Fund	59

Schedule of Investments (continued)

as of September 30, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Consumer Loans (cont’d.)
SoFi Consumer Loan Program Trust, Series 2019-04, Class A, 144A	2.450%		08/25/28	1,000	$1,000,919
Springleaf Funding Trust, Series 2017-AA, Class A, 144A	2.680		07/15/30	616	617,438

					2,924,987

Credit Cards 0.2%
Citibank Credit Card Issuance Trust,
Series 2017-A05, Class A5, 1 Month LIBOR + 0.620% (Cap N/A, Floor 0.620%)	2.666	(c)	04/22/26	400	402,955
Series 2018-A07, Class A7	3.960		10/13/30	1,100	1,252,046
Discover Card Execution Note Trust, Series 2017-A05, Class A5, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.000%)	2.628	(c)	12/15/26	300	301,348

					1,956,349

Equipment 0.2%
MMAF Equipment Finance LLC,
Series 2017-B, Class A5, 144A	2.720		06/15/40	400	407,792
Series 2018-A, Class A4, 144A	3.390		01/10/25	520	534,346
Series 2018-A, Class A5, 144A	3.610		03/10/42	100	105,061
Series 2019-A, Class A5, 144A	3.080		11/12/41	400	412,543

					1,459,742

Home Equity Loans 0.0%
CDC Mortgage Capital Trust, Series 2002-HE03, Class M1, 1 Month LIBOR + 1.650% (Cap N/A, Floor 1.100%)	3.668	(c)	03/25/33	15	15,152
Morgan Stanley Dean Witter Capital I, Inc. Trust,
Series 2002-HE01, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.600%)	2.918	(c)	07/25/32	11	10,580
Series 2002-NC04, Class M1, 1 Month LIBOR + 1.275% (Cap N/A, Floor 0.850%)	3.293	(c)	09/25/32	40	40,123

					65,855

Other 0.2%
Sierra Timeshare Receivables Funding LLC,
Series 2018-02A, Class A, 144A	3.500		06/20/35	267	272,473

See Notes to Financial Statements.

60

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Other (cont’d.)
Sierra Timeshare Receivables Funding LLC, (cont’d.)
Series 2019-02A, Class A, 144A	2.590%		05/20/36	735	$738,224
TH MSR Issuer Trust, Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)	4.818	(c)	06/25/24	780	775,577

					1,786,274

Residential Mortgage-Backed Securities 0.5%
CIT Mortgage Loan Trust, Series 2007-01, Class 1A, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)	3.368	(c)	10/25/37	271	273,906
Credit Suisse Mortgage Trust,
Series 2016-RPL01, Class A1, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 3.150%)	5.250	(c)	12/26/46	461	461,216
Series 2018-RPL08, Class A1, 144A	4.125	(cc)	07/25/58	351	353,774
CWABS, Inc., Asset-Backed Certificates, Series 2004-01, Class M1, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.500%)	2.768	(c)	03/25/34	114	114,210
Legacy Mortgage Asset Trust,
Series 2019-GS02, Class A1, 144A	3.750	(cc)	01/25/59	185	187,022
Series 2019-GS04, Class A1, 144A	3.438	(cc)	05/25/59	290	292,239
Series 2019-SL01, Class A, 144A	4.000	(cc)	12/28/54	83	83,277
Mill City Mortgage Loan Trust,
Series 2017-03, Class A1, 144A	2.750	(cc)	01/25/61	293	294,089
Series 2018-01, Class A1, 144A	3.250	(cc)	05/25/62	163	166,485
Towd Point Mortgage Trust,
Series 2017-04, Class A1, 144A	2.750	(cc)	06/25/57	934	941,442
Series 2017-05, Class A1, 144A, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.000%)	2.618	(c)	02/25/57	519	516,827
Series 2017-06, Class A1, 144A	2.750	(cc)	10/25/57	450	454,112
Series 2018-05, Class A1, 144A	3.250	(cc)	07/25/58	176	178,493
Series 2018-06, Class A1A, 144A	3.750	(cc)	03/25/58	336	345,142

					4,662,234

Student Loans 0.7%
Commonbond Student Loan Trust,
Series 2017-BGS, Class A1, 144A	2.680		09/25/42	361	362,008
Series 2018-AGS, Class A1, 144A	3.210		02/25/44	279	285,484
Series 2018-CGS, Class A1, 144A	3.870		02/25/46	163	169,974
Series 2018-CGS, Class A2, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)	2.818	(c)	02/25/46	146	145,009

See Notes to Financial Statements.

PGIM Balanced Fund	61

Schedule of Investments (continued)

as of September 30, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Student Loans (cont’d.)
Laurel Road Prime Student Loan Trust,
Series 2017-C, Class A2B, 144A	2.810%		11/25/42		266	$269,356
Series 2018-B, Class A2FX, 144A	3.540		05/26/43		500	518,111
Series 2019-A, Class A2FX, 144A	2.730		10/25/48		300	303,186
Navient Private Education Refi Loan Trust,
Series 2018-A, Class A2, 144A	3.190		02/18/42		700	713,966
Series 2018-CA, Class A2, 144A	3.520		06/16/42		300	309,815
Series 2019-CA, Class A2, 144A	3.130		02/15/68		300	308,124
Series 2019-EA, Class A2A, 144A	2.640		05/15/68		500	506,574
Navient Student Loan Trust, Series 2018-EA, Class A2, 144A	4.000		12/15/59		300	317,708
SLM Student Loan Trust, Series 2004-02X, Class A6, 3 Month EURIBOR + 0.550% (Cap N/A, Floor 0.000%)	0.177	(c)	07/25/39	EUR	400	422,070
SoFi Professional Loan Program LLC,
Series 2019-B, Class A2FX, 144A	3.090		08/17/48		400	414,434
Series 2019-C, Class A2FX, 144A	2.370		11/16/48		600	600,349
SoFi Professional Loan Program Trust,
Series 2018-B, Class A1FX, 144A	2.640		08/25/47		224	224,228
Series 2018-B, Class A2FX, 144A	3.340		08/25/47		400	412,091

						6,282,487

TOTAL ASSET-BACKED SECURITIES (cost $52,872,757)						53,557,048

COMMERCIAL MORTGAGE-BACKED SECURITIES 7.8%
BANK, Series 2017-BNK04, Class A3	3.362		05/15/50		1,000	1,068,112
BBCMS Mortgage Trust, Series 2018-C02, Class A4	4.047		12/15/51		1,351	1,515,137
Benchmark Mortgage Trust, Series 2018-B03, Class A4	3.761		04/10/51		1,138	1,251,234
CD Mortgage Trust, Series 2019-CD08, Class A3	2.657		08/15/57		1,550	1,569,328
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class A4	3.575		05/10/47		213	223,982
Series 2015-GC29, Class A3	2.935		04/10/48		410	424,841
Series 2015-P01, Class A4	3.462		09/15/48		600	637,973
Series 2017-P08, Class A3	3.203		09/15/50		1,000	1,057,107
Series 2019-GC41, Class A4	2.620		08/10/56		3,600	3,646,170
Commercial Mortgage Trust,
Series 2013-CR08, Class A4	3.334		06/10/46		381	393,685
Series 2014-CR15, Class A2	2.928		02/10/47		118	117,981

See Notes to Financial Statements.

62

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Commercial Mortgage Trust, (cont’d.)
Series 2014-CR18, Class A4	3.550%		07/15/47	400	$419,397
Series 2014-UBS04, Class A4	3.420		08/10/47	700	731,961
Series 2015-LC21, Class A3	3.445		07/10/48	700	741,425
CSAIL Commercial Mortgage Trust,
Series 2015-C02, Class A3	3.231		06/15/57	800	836,210
Series 2017-C08, Class A3	3.127		06/15/50	800	836,658
DBJPM Mortgage Trust, Series 2016-C01, Class A3A	3.015		05/10/49	800	832,675
Fannie Mae-Aces,
Series 2015-M10, Class A2	3.092	(cc)	04/25/27	1,138	1,209,152
Series 2015-M17, Class A2	3.035	(cc)	11/25/25	616	643,354
Series 2017-M01, Class A2	2.497	(cc)	10/25/26	300	304,905
Series 2017-M04, Class A2	2.672	(cc)	12/25/26	1,750	1,807,054
Series 2017-M08, Class A2	3.061	(cc)	05/25/27	1,250	1,321,657
Series 2018-M04, Class A2	3.144	(cc)	03/25/28	996	1,056,170
Series 2018-M10, Class A1	3.497	(cc)	07/25/28	335	360,996
Series 2018-M10, Class A2	3.497	(cc)	07/25/28	1,884	2,048,087
FHLMC Multifamily Structured Pass-Through Certificates,
Series K020, Class X1, IO	1.530	(cc)	05/25/22	2,644	81,956
Series K021, Class X1, IO	1.563	(cc)	06/25/22	799	26,636
Series K025, Class X1, IO	0.949	(cc)	10/25/22	1,336	29,372
Series K055, Class X1, IO	1.499	(cc)	03/25/26	2,295	171,961
Series K064, Class AM	3.327	(cc)	03/25/27	1,280	1,373,397
Series K068, Class AM	3.315		08/25/27	900	972,107
Series K069, Class A2	3.187	(cc)	09/25/27	1,066	1,146,071
Series K069, Class AM	3.248	(cc)	09/25/27	150	161,294
Series K070, Class A2	3.303	(cc)	11/25/27	1,742	1,887,318
Series K070, Class AM	3.364		12/25/27	225	243,960
Series K072, Class A2	3.444		12/25/27	300	328,244
Series K074, Class A2	3.600		01/25/28	2,773	3,063,426
Series K075, Class AM	3.650	(cc)	02/25/28	575	633,896
Series K076, Class A2	3.900		04/25/28	1,991	2,245,665
Series K076, Class AM	3.900		04/25/28	425	476,684
Series K077, Class A2	3.850	(cc)	05/25/28	1,180	1,326,734
Series K077, Class AM	3.850	(cc)	05/25/28	160	179,130
Series K079, Class AM	3.930		06/25/28	996	1,123,157
Series K080, Class AM	3.986	(cc)	07/25/28	1,777	2,009,053
Series K083, Class A2	4.050	(cc)	09/25/28	960	1,099,369
Series K083, Class AM	4.030	(cc)	10/25/28	275	313,233
Series K086, Class A2	3.859	(cc)	11/25/28	1,422	1,607,592
Series K086, Class AM	3.919	(cc)	12/25/28	200	226,151
Series K087, Class AM	3.832	(cc)	12/25/28	250	280,910
Series K157, Class A2	3.990	(cc)	05/25/33	700	807,969

See Notes to Financial Statements.

PGIM Balanced Fund	63

Schedule of Investments (continued)

as of September 30, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Multifamily Structured Pass-Through Certificates, (cont’d.)
Series W5FX, Class AFX	3.336	%(cc)	04/25/28	380	$409,240
GS Mortgage Securities Trust,
Series 2015-GC28, Class A4	3.136		02/10/48	400	416,990
Series 2018-GS10, Class A3	4.261	(cc)	07/10/51	1,325	1,449,264
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2019-BKWD, Class A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)	3.050	(c)	09/15/29	700	700,041
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-LC09, Class A4	2.611		12/15/47	20	20,403
Series 2013-LC11, Class A4	2.694		04/15/46	91	92,234
Series 2017-JP07, Class ASB	3.241		09/15/50	400	418,259
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C08, Class A3	2.863		12/15/48	180	183,642
Series 2015-C23, Class A3	3.451		07/15/50	600	635,785
Series 2015-C25, Class A4	3.372		10/15/48	700	741,589
Series 2016-C29, Class A3	3.058		05/15/49	800	833,975
Morgan Stanley Capital I Trust,
Series 2016-UB11, Class A3	2.531		08/15/49	1,300	1,311,024
Series 2019-H06, Class A3	3.158		06/15/52	1,250	1,318,758
UBS Commercial Mortgage Trust,
Series 2017-C02, Class ASB	3.264		08/15/50	500	524,496
Series 2017-C05, Class A4	3.212		11/15/50	1,422	1,497,967
Series 2018-C09, Class A3	3.854		03/15/51	400	441,227
Series 2018-C14, Class A3	4.180		12/15/51	996	1,128,174
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C04, Class A4	2.792		12/10/45	200	202,804
Series 2013-C05, Class A3	2.920		03/10/46	418	425,527
Series 2013-C06, Class A3	2.971		04/10/46	200	204,217
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS02, Class A4	3.498		07/15/58	800	849,123
Series 2016-C33, Class A3	3.162		03/15/59	1,280	1,340,634
Series 2016-C34, Class A3	2.834		06/15/49	800	822,333
Series 2016-C35, Class A3	2.674		07/15/48	1,200	1,224,166
Series 2016-NXS06, Class A3	2.642		11/15/49	1,500	1,526,823
Series 2017-C38, Class A4	3.190		07/15/50	700	738,091
Series 2018-C46, Class A3	3.888		08/15/51	1,050	1,161,126
Series 2018-C48, Class A4	4.037		01/15/52	1,707	1,910,538
Series 2019-C52, Class A3	2.631		08/15/52	2,500	2,525,133

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $68,432,559)					71,924,119

See Notes to Financial Statements.

64

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS 11.6%

Aerospace & Defense 0.1%
Boeing Co. (The), Sr. Unsec’d. Notes	3.750%		02/01/50	515	$556,217
Embraer Netherlands Finance BV (Brazil), Gtd. Notes	5.050		06/15/25	164	179,377
Embraer Overseas Ltd. (Brazil), Gtd. Notes, 144A	5.696		09/16/23	210	231,787
United Technologies Corp., Sr. Unsec’d. Notes	4.125		11/16/28	235	265,876

					1,233,257

Agriculture 0.1%
BAT Capital Corp. (United Kingdom), Gtd. Notes	3.222		08/15/24	810	818,869

Airlines 0.1%
American Airlines 2016-1 Class AA Pass-Through Trust, Pass-Through Certificates	3.575		07/15/29	180	189,564
Continental Airlines 2001-1 Class A-1 Pass-Through Trust, Pass-Through Certificates	6.703		12/15/22	3	3,454
Continental Airlines 2009-2 Class A Pass-Through Trust, Pass-Through Certificates	7.250		05/10/21	74	74,149
Continental Airlines 2012-2 Class A Pass-Through Trust, Pass-Through Certificates	4.000		04/29/26	83	87,586
Delta Air Lines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates	6.821		02/10/24	46	49,748
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes	2.875		03/13/20	205	205,438
Sr. Unsec’d. Notes	3.400		04/19/21	200	202,793
United Airlines 2014-1 Class A Pass-Through Trust, Pass-Through Certificates	4.000		10/11/27	70	74,343

					887,075

Auto Manufacturers 0.5%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.410%	2.750	(c)	04/12/21	80	80,055
Gtd. Notes, 144A	3.100		04/12/21	105	106,645

See Notes to Financial Statements.

PGIM Balanced Fund	65

Schedule of Investments (continued)

as of September 30, 2019

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A	3.100%		05/04/20		200	$201,156
Gtd. Notes, 144A	3.350		05/04/21		330	335,436
Ford Motor Co., Sr. Unsec’d. Notes	5.291		12/08/46		135	124,725
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	3.336		03/18/21		206	206,962
Sr. Unsec’d. Notes	3.350		11/01/22		770	770,104
Sr. Unsec’d. Notes	5.875		08/02/21		200	209,490
General Motors Co.,
Sr. Unsec’d. Notes	4.875		10/02/23		155	166,269
Sr. Unsec’d. Notes	6.250		10/02/43		95	104,076
Sr. Unsec’d. Notes	6.600		04/01/36		80	91,659
General Motors Financial Co., Inc.,
Gtd. Notes, 3 Month LIBOR + 0.850%	3.161	(c)	04/09/21		160	159,900
Gtd. Notes	3.550		04/09/21		120	121,748
Gtd. Notes	3.950		04/13/24		616	633,205
Harley-Davidson Financial Services, Inc., Gtd. Notes, 144A, MTN	2.850		01/15/21		565	566,830
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A	3.875		11/13/20		215	218,504
Gtd. Notes, 144A	4.000		11/12/21		245	253,200

						4,349,964

Banks 3.6%
Banco Santander SA (Spain), Sr. Unsec’d. Notes	3.848		04/12/23		200	208,418
Bank of America Corp.,
Jr. Sub. Notes, Series JJ	5.125	(ff)	—	(rr)	350	361,812
Sr. Unsec’d. Notes	3.004	(ff)	12/20/23		286	292,083
Sr. Unsec’d. Notes, GMTN	3.300		01/11/23		390	402,935
Sr. Unsec’d. Notes, GMTN	3.593	(ff)	07/21/28		160	168,922
Sr. Unsec’d. Notes, MTN	3.194	(ff)	07/23/30		215	221,734
Sr. Unsec’d. Notes, MTN	3.499	(ff)	05/17/22		604	615,983
Sr. Unsec’d. Notes, MTN	3.824	(ff)	01/20/28		1,585	1,701,408
Sr. Unsec’d. Notes, MTN	3.974	(ff)	02/07/30		310	338,772
Sr. Unsec’d. Notes, MTN	4.125		01/22/24		882	949,287
Sr. Unsec’d. Notes, MTN	4.271	(ff)	07/23/29		350	389,333
Sub. Notes, MTN	4.450		03/03/26		365	397,773
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, MTN	2.500		06/28/24		660	667,004

See Notes to Financial Statements.

66

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Bank of Montreal (Canada), (cont’d.)
Sr. Unsec’d. Notes, MTN	2.900%		03/26/22		300	$305,764
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN	2.200		08/16/23		782	784,702
Sr. Unsec’d. Notes, MTN	2.950		01/29/23		170	174,583
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	4.375		01/12/26		200	211,082
Sr. Unsec’d. Notes, MTN	4.972	(ff)	05/16/29		400	438,815
BB&T Corp., Jr. Sub. Notes	4.800	(ff)	—	(rr)	445	444,996
BNP Paribas SA (France), Sr. Unsec’d. Notes, 144A, MTN	2.950		05/23/22		275	279,339
Capital One NA, Sr. Unsec’d. Notes	2.250		09/13/21		750	750,116
Citibank NA, Sr. Unsec’d. Notes	3.050		05/01/20		690	693,495
Citigroup, Inc.,
Jr. Sub. Notes, Series Q	5.950	(ff)	—	(rr)	280	285,902
Jr. Sub. Notes, Series R	6.125	(ff)	—	(rr)	150	154,200
Jr. Sub. Notes, Series T	6.250	(ff)	—	(rr)	105	116,944
Jr. Sub. Notes, Series U	5.000	(ff)	—	(rr)	100	101,220
Sr. Unsec’d. Notes	3.200		10/21/26		747	772,200
Sr. Unsec’d. Notes	3.668	(ff)	07/24/28		290	307,008
Sr. Unsec’d. Notes	3.700		01/12/26		200	212,385
Sr. Unsec’d. Notes	3.887	(ff)	01/10/28		1,500	1,606,736
Sub. Notes	4.400		06/10/25		767	825,591
Sub. Notes	4.450		09/29/27		195	212,760
Sub. Notes	4.750		05/18/46		55	64,143
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.290%	3.577	(c)	02/04/21		200	198,572
Sr. Unsec’d. Notes	4.250		02/04/21		175	176,955
Sr. Unsec’d. Notes, GMTN	3.375		05/12/21		220	219,687
Discover Bank, Sr. Unsec’d. Notes	4.250		03/13/26		315	338,820
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series M	5.375	(ff)	—	(rr)	265	268,093
Sr. Unsec’d. Notes	3.750		02/25/26		50	52,877
Sr. Unsec’d. Notes	3.814	(ff)	04/23/29		165	175,182
Sr. Unsec’d. Notes	3.850		01/26/27		410	434,752
Sr. Unsec’d. Notes	4.223	(ff)	05/01/29		120	130,991
Sr. Unsec’d. Notes	5.750		01/24/22		250	269,348
Sr. Unsec’d. Notes, Series D, MTN	6.000		06/15/20		220	225,833
Sub. Notes	6.750		10/01/37		275	371,218

See Notes to Financial Statements.

PGIM Balanced Fund	67

Schedule of Investments (continued)

as of September 30, 2019

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes, 3 Month LIBOR + 0.600%	2.724	%(c)	05/18/21		345	$345,355
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF	5.000	(ff)	—	(rr)	345	352,718
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%	5.736	(c)	—	(rr)	215	216,008
Sr. Unsec’d. Notes	2.950		10/01/26		210	215,316
Sr. Unsec’d. Notes	3.200		06/15/26		1,066	1,106,656
Sr. Unsec’d. Notes	3.509	(ff)	01/23/29		265	280,115
Sr. Unsec’d. Notes	3.702	(ff)	05/06/30		145	155,366
Sr. Unsec’d. Notes	3.782	(ff)	02/01/28		1,591	1,702,180
Sr. Unsec’d. Notes	4.005	(ff)	04/23/29		796	869,419
Sr. Unsec’d. Notes	4.452	(ff)	12/05/29		250	282,605
Sub. Notes	3.875		09/10/24		90	95,762
JPMorgan Chase Bank NA, Sr. Unsec’d. Notes	3.086	(ff)	04/26/21		750	753,690
Lloyds Bank PLC (United Kingdom),
Gtd. Notes	3.300		05/07/21		200	203,408
Gtd. Notes, 144A, MTN	5.800		01/13/20		195	196,946
Lloyds Banking Group PLC (United Kingdom), Sr. Unsec’d. Notes	3.750		01/11/27		300	311,126
Mitsubishi UFJ Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	2.623		07/18/22		1,600	1,614,459
Morgan Stanley,
Jr. Sub. Notes, Series H, 3 Month LIBOR + 3.610%	5.913	(c)	—	(rr)	125	126,025
Sr. Unsec’d. Notes, GMTN	3.750		02/25/23		45	47,049
Sr. Unsec’d. Notes, GMTN	3.772	(ff)	01/24/29		1,173	1,253,676
Sr. Unsec’d. Notes, GMTN	3.875		01/27/26		370	397,151
Sr. Unsec’d. Notes, GMTN	4.431	(ff)	01/23/30		240	269,559
Sr. Unsec’d. Notes, GMTN	5.500		07/28/21		60	63,667
Sr. Unsec’d. Notes, MTN	3.591	(ff)	07/22/28		1,536	1,619,212
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, GMTN, 3 Month LIBOR + 0.390%	2.656	(c)	04/30/21		370	371,207
Sr. Unsec’d. Notes, GMTN	3.200		04/30/21		1,394	1,420,222
State Bank of India (India), Sr. Unsec’d. Notes, 144A	4.375		01/24/24		310	327,824
State Street Corp., Jr. Sub. Notes, Series F	5.250	(ff)	—	(rr)	190	193,325
Sumitomo Mitsui Banking Corp. (Japan), Bank Gtd. Notes, 3 Month LIBOR + 0.350%	2.653	(c)	01/17/20		290	290,269

						33,400,088

See Notes to Financial Statements.

68

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Beverages 0.0%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	4.700%	02/01/36	150	$173,265
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	4.000	01/17/43	120	125,982
Keurig Dr. Pepper, Inc., Gtd. Notes	3.551	05/25/21	190	194,061

				493,308

Building Materials 0.1%
Griffon Corp., Gtd. Notes	5.250	03/01/22	40	40,300
Johnson Controls International PLC, Sr. Unsec’d. Notes	6.000	01/15/36	450	552,803

				593,103

Chemicals 0.2%
CF Industries, Inc., Gtd. Notes	5.375	03/15/44	90	90,632
CNAC HK Finbridge Co. Ltd. (China), Gtd. Notes	3.500	07/19/22	640	647,619
Dow Chemical Co. (The),
Sr. Unsec’d. Notes	9.400	05/15/39	67	108,113
Sr. Unsec’d. Notes, 144A	4.800	05/15/49	75	82,892
Mosaic Co. (The),
Sr. Unsec’d. Notes	5.450	11/15/33	55	62,275
Sr. Unsec’d. Notes	5.625	11/15/43	60	66,514
SASOL Financing USA LLC (South Africa),
Gtd. Notes	5.875	03/27/24	200	216,061
Gtd. Notes	6.500	09/27/28	200	221,056
Union Carbide Corp., Sr. Unsec’d. Notes	7.500	06/01/25	100	120,393

				1,615,555

Commercial Services 0.2%
ERAC USA Finance LLC,
Gtd. Notes, 144A	2.700	11/01/23	1,166	1,180,675
Gtd. Notes, 144A	7.000	10/15/37	20	28,321
President & Fellows of Harvard College, Unsec’d. Notes	3.300	07/15/56	270	295,659

See Notes to Financial Statements.

PGIM Balanced Fund	69

Schedule of Investments (continued)

as of September 30, 2019

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)
Trustees of the University of Pennsylvania (The), Sr. Unsec’d. Notes	3.610%	02/15/2119		55	$60,370
United Rentals North America, Inc.,
Gtd. Notes	4.875	01/15/28		200	208,000
Gtd. Notes	5.875	09/15/26		15	15,995

					1,789,020

Computers 0.0%
Apple, Inc., Sr. Unsec’d. Notes	3.250	02/23/26		330	349,752
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes, 144A	2.100	10/04/19		70	69,999

					419,751

Diversified Financial Services 0.3%
American Express Co., Sr. Unsec’d. Notes	3.375	05/17/21		1,024	1,044,473
Capital One Financial Corp., Sr. Unsec’d. Notes	2.500	05/12/20		375	375,666
GE Capital International Funding Co. Unlimited Co., Gtd. Notes	2.342	11/15/20		500	498,794
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500	01/20/43		65	74,474
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes, MTN	5.250	02/06/12	(d)	345	4,796
Sr. Unsec’d. Notes, MTN	6.875	05/02/18	(d)	100	1,440
Private Export Funding Corp.,
Gov’t. Gtd. Notes, Series GG	2.450	07/15/24		65	66,720
Sr. Unsec’d. Notes, 144A	2.650	02/16/21		385	389,287
Synchrony Financial, Sr. Unsec’d. Notes	2.700	02/03/20		125	125,142

					2,580,792

Electric 1.0%
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	6.350	10/01/36		115	162,471
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes	5.950	05/15/37		120	165,261
CenterPoint Energy Houston Electric LLC, General Ref. Mortgage, Series K2	6.950	03/15/33		120	173,595

See Notes to Financial Statements.

70

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
CenterPoint Energy Houston Electric LLC, (cont’d.)
General Ref. Mortgage, Series Z	2.400%		09/01/26	170	$170,243
Commonwealth Edison Co., First Mortgage	3.750		08/15/47	754	825,234
Dominion Energy, Inc.,
Jr. Sub. Notes	3.071	(cc)	08/15/24	800	819,485
Jr. Sub. Notes	4.104	(cc)	04/01/21	400	409,823
DTE Electric Co., General Ref. Mortgage	3.750		08/15/47	622	686,005
Duke Energy Carolinas LLC, First Mortgage	6.050		04/15/38	55	77,023
Duke Energy Corp., Sr. Unsec’d. Notes	2.650		09/01/26	210	211,356
El Paso Electric Co., Sr. Unsec’d. Notes	6.000		05/15/35	135	169,030
Emera US Finance LP (Canada), Gtd. Notes	3.550		06/15/26	685	717,709
Enel Finance International NV (Italy),
Gtd. Notes, 144A	2.650		09/10/24	310	310,333
Gtd. Notes, 144A	2.875		05/25/22	500	506,610
Eversource Energy,
Sr. Unsec’d. Notes	4.500		11/15/19	90	90,224
Sr. Unsec’d. Notes, Series O	4.250		04/01/29	315	351,544
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	5.200		10/01/19	225	225,000
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450		07/15/44	50	63,502
Florida Power & Light Co., First Mortgage	5.950		10/01/33	60	79,533
Iberdrola International BV (Spain), Gtd. Notes	6.750		09/15/33	30	37,541
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A	9.375		01/28/20	230	234,933
Sr. Sec’d. Notes, 144A, GMTN	4.250		08/14/28	235	254,827
Monongahela Power Co., First Mortgage, 144A	4.100		04/15/24	280	300,169
Ohio Power Co.,
Sr. Unsec’d. Notes	4.000		06/01/49	160	181,958
Sr. Unsec’d. Notes	4.150		04/01/48	175	206,250
Public Service Co. of Colorado, First Mortgage	4.300		03/15/44	35	41,332
Public Service Electric & Gas Co., Sr. Sec’d. Notes, MTN	5.800		05/01/37	125	169,320

See Notes to Financial Statements.

PGIM Balanced Fund	71

Schedule of Investments (continued)

as of September 30, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
San Diego Gas & Electric Co., First Mortgage	4.150%		05/15/48	230	$261,892
Southwestern Public Service Co., First Mortgage	3.700		08/15/47	250	269,951
Virginia Electric & Power Co., Sr. Unsec’d. Notes, Series A	2.875		07/15/29	1,135	1,162,488
Xcel Energy, Inc., Sr. Unsec’d. Notes	4.800		09/15/41	105	121,685

					9,456,327

Electronics 0.1%
FLIR Systems, Inc., Sr. Unsec’d. Notes	3.125		06/15/21	150	151,625
Trimble, Inc., Sr. Unsec’d. Notes	4.750		12/01/24	1,200	1,287,985

					1,439,610

Engineering & Construction 0.0%
Mexico City Airport Trust (Mexico), Sr. Sec’d. Notes, 144A	4.250		10/31/26	200	201,250

Foods 0.3%
Conagra Brands, Inc., Sr. Unsec’d. Notes	3.800		10/22/21	902	930,915
General Mills, Inc., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.540%	2.862	(c)	04/16/21	1,308	1,310,970
Kraft Heinz Foods Co.,
Gtd. Notes	4.375		06/01/46	60	57,284
Gtd. Notes	5.000		07/15/35	100	106,631
Gtd. Notes, 144A	3.750		04/01/30	385	388,595
Mars, Inc., Gtd. Notes, 144A	3.950		04/01/49	275	313,466

					3,107,861

Forest Products & Paper 0.0%
Georgia-Pacific LLC, Gtd. Notes, 144A	5.400		11/01/20	40	41,377

See Notes to Financial Statements.

72

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Forest Products & Paper (cont’d.)
International Paper Co.,
Sr. Unsec’d. Notes	6.000%	11/15/41		30	$36,611
Sr. Unsec’d. Notes	7.300	11/15/39		175	237,035

					315,023

Gas 0.2%
CenterPoint Energy Resources Corp., Sr. Unsec’d. Notes	4.100	09/01/47		200	215,027
Dominion Energy Gas Holdings LLC, Sr. Unsec’d. Notes	4.600	12/15/44		10	11,811
NiSource, Inc.,
Sr. Unsec’d. Notes	3.490	05/15/27		548	574,697
Sr. Unsec’d. Notes	4.800	02/15/44		40	46,616
Piedmont Natural Gas Co., Inc., Sr. Unsec’d. Notes	3.500	06/01/29		740	790,583

					1,638,734

Healthcare-Products 0.2%
Abbott Laboratories,
Sr. Unsec’d. Notes	2.900	11/30/21		573	583,360
Sr. Unsec’d. Notes	4.900	11/30/46		295	380,562
Becton, Dickinson & Co., Sr. Unsec’d. Notes	3.734	12/15/24		65	68,777
DH Europe Finance II Sarl, Gtd. Notes	1.350	09/18/39	EUR	385	419,824
Medtronic Global Holdings SCA, Gtd. Notes	2.250	03/07/39	EUR	100	130,082

					1,582,605

Healthcare-Services 0.3%
Allina Health System, Unsec’d. Notes	3.887	04/15/49		115	131,926
Anthem, Inc.,
Sr. Unsec’d. Notes	4.625	05/15/42		45	49,811
Sr. Unsec’d. Notes	4.650	01/15/43		30	33,167
Ascension Health, Sr. Unsec’d. Notes	3.945	11/15/46		795	936,824
Duke University Health System, Inc., Sr. Unsec’d. Notes	3.920	06/01/47		95	110,264

See Notes to Financial Statements.

PGIM Balanced Fund	73

Schedule of Investments (continued)

as of September 30, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
Fresenius Medical Care U.S. Finance II, Inc. (Germany), Gtd. Notes, 144A	4.125%	10/15/20	75	$75,932
HCA, Inc., Gtd. Notes	5.375	02/01/25	255	278,588
Kaiser Foundation Hospitals, Gtd. Notes	4.150	05/01/47	140	168,331
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.200	02/01/22	20	20,407
Providence St. Joseph Health Obligated Group,
Unsec’d. Notes, Series 19A	2.532	10/01/29	190	189,615
Unsec’d. Notes, Series H	2.746	10/01/26	50	50,310
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.500	02/15/24	355	373,857

				2,419,032

Home Builders 0.0%
Taylor Morrison Communities, Inc., Gtd. Notes, 144A	5.875	06/15/27	90	98,775

Insurance 0.2%
AXIS Specialty Finance LLC, Gtd. Notes	5.875	06/01/20	160	163,731
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	3.951	10/15/50	180	180,979
Gtd. Notes, 144A	4.500	06/15/49	115	127,679
Gtd. Notes, 144A	4.569	02/01/29	350	390,526
Lincoln National Corp., Sr. Unsec’d. Notes	6.300	10/09/37	110	144,463
Markel Corp.,
Sr. Unsec’d. Notes	5.000	03/30/43	25	27,550
Sr. Unsec’d. Notes	5.000	04/05/46	325	374,577
New York Life Insurance Co., Sub. Notes, 144A	6.750	11/15/39	110	163,646
Principal Financial Group, Inc., Gtd. Notes	4.625	09/15/42	15	17,666
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A	4.270	05/15/47	240	272,163
Sub. Notes, 144A	6.850	12/16/39	22	32,517

See Notes to Financial Statements.

74

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Insurance (cont’d.)
Unum Group, Sr. Unsec’d. Notes	5.625%	09/15/20	50	$51,591

				1,947,088

Lodging 0.1%
Marriott International, Inc.,
Sr. Unsec’d. Notes	3.250	09/15/22	130	132,811
Sr. Unsec’d. Notes, Series R	3.125	06/15/26	561	571,539

				704,350

Machinery-Diversified 0.0%
Wabtec Corp., Gtd. Notes	4.950	09/15/28	89	98,138
Xylem, Inc., Sr. Unsec’d. Notes	4.875	10/01/21	160	168,142

				266,280

Media 0.3%
AMC Networks, Inc., Gtd. Notes	5.000	04/01/24	215	221,456
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	5.375	05/01/47	120	130,748
Sr. Sec’d. Notes	6.384	10/23/35	110	133,192
Sr. Sec’d. Notes	6.484	10/23/45	172	209,294
Comcast Corp., Gtd. Notes	3.969	11/01/47	19	20,866
Cox Communications, Inc., Sr. Unsec’d. Notes, 144A	3.150	08/15/24	740	757,836
CSC Holdings LLC, Gtd. Notes, 144A	5.375	07/15/23	300	307,875
Discovery Communications LLC, Gtd. Notes	2.800	06/15/20	542	543,853
Time Warner Cable LLC, Sr. Sec’d. Notes	5.500	09/01/41	140	150,752
Viacom, Inc., Sr. Unsec’d. Notes	5.250	04/01/44	65	73,196

See Notes to Financial Statements.

PGIM Balanced Fund	75

Schedule of Investments (continued)

as of September 30, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)
Videotron Ltd. (Canada), Gtd. Notes	5.000%		07/15/22	150	$157,875
Walt Disney Co. (The), Gtd. Notes, 144A	7.625		11/30/28	125	175,832

					2,882,775

Mining 0.1%
Barrick North America Finance LLC (Canada), Gtd. Notes	5.750		05/01/43	280	366,614
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A	6.250	(ff)	10/19/75	65	67,340
Newmont Goldcorp Corp., Gtd. Notes	3.625		06/09/21	110	112,048
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	7.500		07/27/35	95	127,063

					673,065

Miscellaneous Manufacturing 0.1%
Actuant Corp., Gtd. Notes	5.625		06/15/22	160	161,400
Pentair Finance Sarl, Gtd. Notes	4.500		07/01/29	450	466,809

					628,209

Multi-National 0.1%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes	2.125		09/27/21	165	164,066
Sr. Unsec’d. Notes	2.750		01/06/23	70	70,537
Sr. Unsec’d. Notes	3.250		02/11/22	65	66,193
North American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes	2.400		10/26/22	150	151,375
Sr. Unsec’d. Notes	4.375		02/11/20	100	100,590

					552,761

Oil & Gas 0.8%
BP Capital Markets America, Inc., Gtd. Notes	3.790		02/06/24	518	550,514
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	5.400		06/15/47	368	414,304

See Notes to Financial Statements.

76

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
CNOOC Finance 2013 Ltd. (China), Gtd. Notes	2.875%	09/30/29	450	$448,132
Concho Resources, Inc.,
Gtd. Notes	3.750	10/01/27	1,000	1,039,362
Gtd. Notes	4.875	10/01/47	35	40,021
ConocoPhillips Holding Co., Sr. Unsec’d. Notes	6.950	04/15/29	150	204,468
Continental Resources, Inc., Gtd. Notes	4.500	04/15/23	754	782,771
Devon Energy Corp., Sr. Unsec’d. Notes	5.600	07/15/41	35	42,481
Encana Corp. (Canada),
Gtd. Notes	6.500	08/15/34	340	414,390
Gtd. Notes	6.500	02/01/38	50	60,221
EOG Resources, Inc., Sr. Unsec’d. Notes	3.900	04/01/35	120	133,632
Helmerich & Payne, Inc., Gtd. Notes	4.650	03/15/25	240	259,383
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes(a)	4.400	04/15/29	650	682,679
Occidental Petroleum Corp., Sr. Unsec’d. Notes	6.450	09/15/36	200	247,419
Petroleos Mexicanos (Mexico),
Gtd. Notes	5.500	01/21/21	310	319,263
Gtd. Notes	6.350	02/12/48	136	124,972
Gtd. Notes, 144A	6.490	01/23/27	73	76,146
Gtd. Notes, 144A(a)	7.690	01/23/50	303	315,877
Gtd. Notes, MTN	6.750	09/21/47	641	615,232
Gtd. Notes, MTN	6.875	08/04/26	230	247,250
Sinopec Group Overseas Development 2015 Ltd. (China), Gtd. Notes, 144A	2.500	04/28/20	200	200,124
Sinopec Group Overseas Development 2018 Ltd. (China), Gtd. Notes, 144A	3.680	08/08/49	345	369,206

				7,587,847

Oil & Gas Services 0.0%
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A	3.900	05/17/28	336	355,641
Sr. Unsec’d. Notes, 144A	4.000	12/21/25	23	24,553

See Notes to Financial Statements.

PGIM Balanced Fund	77

Schedule of Investments (continued)

as of September 30, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas Services (cont’d.)
Schlumberger Investment SA, Gtd. Notes, 144A	3.300%	09/14/21	75	$76,401

				456,595

Packaging & Containers 0.1%
WestRock RKT LLC,
Gtd. Notes	4.000	03/01/23	782	820,661
Gtd. Notes	4.900	03/01/22	95	100,504

				921,165

Pharmaceuticals 0.9%
AbbVie, Inc.,
Sr. Unsec’d. Notes	3.600	05/14/25	315	327,627
Sr. Unsec’d. Notes	4.500	05/14/35	235	251,832
Sr. Unsec’d. Notes	4.875	11/14/48	225	248,228
Allergan Funding SCS, Gtd. Notes	4.550	03/15/35	430	456,470
Bayer US Finance II LLC (Germany), Gtd. Notes, 144A	3.500	06/25/21	200	204,006
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A	4.125	06/15/39	70	79,326
Sr. Unsec’d. Notes, 144A	4.250	10/26/49	610	708,286
Cigna Corp., Gtd. Notes(a)	4.375	10/15/28	1,422	1,553,785
CVS Health Corp.,
Sr. Unsec’d. Notes(a)	4.300	03/25/28	1,635	1,767,983
Sr. Unsec’d. Notes	4.780	03/25/38	90	98,567
Sr. Unsec’d. Notes	5.125	07/20/45	137	155,284
Sr. Unsec’d. Notes	5.300	12/05/43	45	52,401
Express Scripts Holding Co., Gtd. Notes	4.500	02/25/26	967	1,056,063
Mylan NV, Gtd. Notes	5.250	06/15/46	230	245,068
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	2.400	09/23/21	832	835,855

				8,040,781

Pipelines 0.4%
Energy Transfer Operating LP,
Gtd. Notes	4.950	06/15/28	210	230,793

See Notes to Financial Statements.

78

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Energy Transfer Operating LP, (cont’d.)
Gtd. Notes(a)	5.300%	04/15/47	500	$537,827
Enterprise Products Operating LLC,
Gtd. Notes	4.200	01/31/50	345	368,962
Gtd. Notes	4.850	03/15/44	185	212,394
MPLX LP,
Sr. Unsec’d. Notes	4.500	04/15/38	175	181,399
Sr. Unsec’d. Notes	4.875	06/01/25	375	412,538
Sr. Unsec’d. Notes	5.200	03/01/47	20	22,213
Sr. Unsec’d. Notes	5.500	02/15/49	90	104,374
ONEOK Partners LP, Gtd. Notes	6.200	09/15/43	205	253,568
ONEOK, Inc., Gtd. Notes	4.950	07/13/47	50	54,208
Phillips 66 Partners LP, Sr. Unsec’d. Notes	3.550	10/01/26	360	371,243
Spectra Energy Partners LP, Gtd. Notes	3.375	10/15/26	165	170,770
Western Midstream Operating LP,
Sr. Unsec’d. Notes	4.000	07/01/22	445	450,377
Sr. Unsec’d. Notes	5.300	03/01/48	20	17,348
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	4.850	03/01/48	20	21,398
Sr. Unsec’d. Notes	4.900	01/15/45	220	232,492
Sr. Unsec’d. Notes	5.400	03/04/44	175	196,090

				3,837,994

Real Estate Investment Trusts (REITs) 0.3%
Brandywine Operating Partnership LP, Gtd. Notes	4.550	10/01/29	450	487,774
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	5.375	04/15/26	175	192,476
Simon Property Group LP, Sr. Unsec’d. Notes	3.375	03/15/22	30	30,981
Ventas Realty LP, Gtd. Notes	2.650	01/15/25	1,750	1,762,460
Welltower, Inc., Sr. Unsec’d. Notes	4.250	04/01/26	160	174,129

				2,647,820

See Notes to Financial Statements.

PGIM Balanced Fund	79

Schedule of Investments (continued)

as of September 30, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail 0.2%
Dollar Tree, Inc., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.700%	3.003	%(c)	04/17/20	180	$180,032
Home Depot, Inc. (The), Sr. Unsec’d. Notes	2.950		06/15/29	1,038	1,089,316
L Brands, Inc., Gtd. Notes	6.625		04/01/21	225	237,375
Macy’s Retail Holdings, Inc., Gtd. Notes	3.875		01/15/22	45	45,767
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	5.625		12/01/25	170	172,975

					1,725,465

Semiconductors 0.0%
Broadcom, Inc.,
Gtd. Notes, 144A	3.125		04/15/21	210	212,014
Gtd. Notes, 144A	3.125		10/15/22	160	162,008

					374,022

Software 0.1%
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	3.625		10/15/20	151	153,013
Microsoft Corp.,
Sr. Unsec’d. Notes	4.000		02/12/55	295	351,630
Sr. Unsec’d. Notes	4.450		11/03/45	48	60,618
Oracle Corp., Sr. Unsec’d. Notes	4.300		07/08/34	45	52,146

					617,407

Telecommunications 0.5%
AT&T, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.180%	3.312	(c)	06/12/24	542	551,918
Sr. Unsec’d. Notes	3.400		05/15/25	170	177,369
Sr. Unsec’d. Notes	3.600		07/15/25	25	26,317
Sr. Unsec’d. Notes	3.800		02/15/27	240	254,000
Sr. Unsec’d. Notes	4.300		02/15/30	80	88,022
Sr. Unsec’d. Notes	4.850		03/01/39	1,680	1,904,844
Sr. Unsec’d. Notes	5.150		03/15/42	95	108,859
Sr. Unsec’d. Notes	5.250		03/01/37	60	70,615
Sr. Unsec’d. Notes	5.350		09/01/40	4	4,687

See Notes to Financial Statements.

80

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	9.625%	12/15/30	50	$76,250
Sprint Communications, Inc., Gtd. Notes, 144A	7.000	03/01/20	150	152,437
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Sr. Sec’d. Notes, 144A	3.360	03/20/23	138	138,016
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	4.500	08/10/33	185	214,811
Sr. Unsec’d. Notes	4.862	08/21/46	711	868,404

				4,636,549

Transportation 0.1%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	6.700	08/01/28	135	178,793
CSX Corp., Sr. Unsec’d. Notes	6.150	05/01/37	170	223,544
Norfolk Southern Corp.,
Sr. Unsec’d. Notes	2.903	02/15/23	97	99,054
Sr. Unsec’d. Notes	5.590	05/17/25	20	23,074

				524,465

TOTAL CORPORATE BONDS (cost $102,631,137)				107,464,637

MUNICIPAL BONDS 0.3%

Alabama 0.0%
Alabama Economic Settlement Authority, Taxable BP Settlement, Revenue Bonds, Series B	4.263	09/15/32	35	39,810

California 0.1%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2	6.263	04/01/49	220	343,684
Taxable, Revenue Bonds, Refunding	2.574	04/01/31	415	419,955
State of California,
General Obligation Unlimited, BABs	7.300	10/01/39	210	328,684
General Obligation Unlimited, BABs	7.500	04/01/34	15	23,116

				1,115,439

See Notes to Financial Statements.

PGIM Balanced Fund	81

Schedule of Investments (continued)

as of September 30, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Illinois 0.1%
Chicago O’Hare International Airport, Revenue Bonds, BABs, Series B	6.395%	01/01/40	160	$237,002
State of Illinois,
General Obligation Unlimited, Series A	5.000	10/01/22	35	37,742
General Obligation Unlimited, Series D	5.000	11/01/22	710	764,450

				1,039,194

New Jersey 0.1%
New Jersey Turnpike Authority, Revenue Bonds, BABs, Series F	7.414	01/01/40	165	265,864

New York 0.0%
New York City Transitional Finance Authority Future Tax Secured Revenue, Taxable, Revenue Bonds, BABs	5.767	08/01/36	190	241,980

Ohio 0.0%
Ohio State University (The), Revenue Bonds, BABs, Series C	4.910	06/01/40	65	84,323
Ohio Water Development Authority Water Pollution Control Loan Fund, Taxable, Revenue Bonds, BABs, Series B2	4.879	12/01/34	45	53,696

				138,019

Oregon 0.0%
State of Oregon Department of Transportation, Taxable, Revenue Bonds, BABs, Series A	5.834	11/15/34	70	96,723

Pennsylvania 0.0%
Pennsylvania Turnpike Commission, Revenue Bonds, BABs, Series B	5.511	12/01/45	80	109,998

Virginia 0.0%
University of Virginia, Revenue Bonds, Series C	4.179	09/01/2117	80	100,074

TOTAL MUNICIPAL BONDS (cost $2,559,979)				3,147,101

See Notes to Financial Statements.

82

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES 1.1%
Alternative Loan Trust, Series 2004-18CB, Class 3A1	5.250%		09/25/20	4	$3,830
Banc of America Mortgage Trust, Series 2005-A, Class 2A1	4.469	(cc)	02/25/35	18	18,311
Bellemeade Re Ltd. (Bermuda),
Series 2017-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)	3.718	(c)	10/25/27	71	71,018
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	3.618	(c)	04/25/28	200	200,495
Series 2018-02A, Class M1A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)	2.968	(c)	08/25/28	58	57,763
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	3.868	(c)	10/25/27	170	170,503
Series 2019-02A, Class M1A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)	3.018	(c)	04/25/29	410	410,080
Series 2019-03A, Class M1A, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	3.118	(c)	07/25/29	450	450,192
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)	3.618	(c)	07/25/29	300	300,306
Chase Mortgage Finance Trust, Series 2007-A01, Class 1A5	4.711	(cc)	02/25/37	49	50,270
CIM Trust,
Series 2017-02, Class A1, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	4.100	(c)	12/25/57	386	387,459
Series 2017-03, Class A1, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)	4.100	(c)	01/25/57	464	473,071
Series 2017-06, Class A1, 144A	3.015	(cc)	06/25/57	591	592,865
Series 2017-08, Class A1, 144A	3.000	(cc)	12/25/65	439	438,994
Credit Suisse Mortgage Trust,
Series 2018-11R, Class 1A1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)	3.512	(c)	08/25/37	168	167,989
Series 2018-RPL09, Class A, 144A	3.850	(cc)	09/25/57	699	725,873
Eagle Re Ltd. (Bermuda), Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	3.718	(c)	11/25/28	179	179,351
Fannie Mae Connecticut Avenue Securities, Series 2016-C04, Class 1M11 Month LIBOR + 1.450% (Cap N/A, Floor 0.000%)	3.468	(c)	01/25/29	27	26,707
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2016-HQA04, Class M21 Month LIBOR + 1.300% (Cap N/A, Floor 0.000%)	3.318	(c)	04/25/29	233	234,302
Series 2017-DNA01, Class M11 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	3.218	(c)	07/25/29	244	244,357

See Notes to Financial Statements.

PGIM Balanced Fund	83

Schedule of Investments (continued)

as of September 30, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Freddie Mac Structured Agency Credit Risk Debt Notes, (cont’d.)
Series 2017-DNA03, Class M11 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)	2.768	%(c)	03/25/30	700	$700,317
Series 2019-HRP01, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)	2.768	(c)	02/25/49	100	100,000
Gosforth Funding PLC (United Kingdom), Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.450% (Cap N/A, Floor 0.000%)	2.582	(c)	08/25/60	294	293,494
Holmes Master Issuer PLC (United Kingdom), Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 0.360% (Cap N/A, Floor 0.000%)	2.663	(c)	10/15/54	309	308,405
JPMorgan Mortgage Trust, Series 2007-A01, Class 4A1	4.660	(cc)	07/25/35	24	24,848
Lanark Master Issuer PLC (United Kingdom), Series 2018-01A, Class 1A, 144A, 3 Month LIBOR + 0.420% (Cap N/A, Floor 0.000%)	2.570	(c)	12/22/69	192	192,001
Legacy Mortgage Asset Trust, Series 2019-GS06, Class A1, 144A	3.000	(cc)	06/25/59	99	99,424
LSTAR Securities Investment Trust,
Series 2018-02, Class A1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)	3.532	(c)	04/01/23	41	41,182
Series 2019-02, Class A1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)	3.589	(c)	04/01/24	118	118,348
MetLife Securitization Trust, Series 2018-01A, Class A, 144A	3.750	(cc)	03/25/57	172	179,779
Mill City Mortgage Loan Trust, Series 2019-01, Class A1, 144A	3.250	(cc)	10/25/69	188	192,912
New Residential Mortgage Loan Trust,
Series 2018-01A, Class A1A, 144A	4.000	(cc)	12/25/57	272	281,619
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	2.768	(c)	01/25/48	214	213,058
Oaktown Re III Ltd. (Bermuda), Series 2019-01A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)	3.418	(c)	07/25/29	230	230,374
OBX Trust, Series 2018-01, Class A2, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.000%)	2.668	(c)	06/25/57	209	208,476
Seasoned Credit Risk Transfer Trust, Series 2019-02, Class MA	3.500		08/25/58	621	649,952
STACR Trust, Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)	2.768	(c)	09/25/48	192	192,065
Station Place Securitization Trust, Series 2019-WL01, Class A, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.650%)	2.668	(c)	08/25/52	550	550,557

See Notes to Financial Statements.

84

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-01, Class 4A3	4.458	%(cc)	02/25/34		34	$35,019
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-01, Class 3A	5.000		03/25/20		3	2,764

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $9,737,207)						9,818,330

SOVEREIGN BONDS 0.8%
Abu Dhabi Government International Bond (United Arab Emirates), Sr. Unsec’d. Notes, 144A	3.125		10/11/27		485	509,246
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes	4.375		07/12/21		200	207,002
Sr. Unsec’d. Notes	7.375		09/18/37		100	142,376
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, 144A	3.875		02/01/28		200	211,186
Sr. Unsec’d. Notes, EMTN	2.750		04/01/20		250	250,377
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	5.125		06/29/20		100	102,140
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	6.375		03/29/21		280	297,109
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	3.375		07/30/25	EUR	350	440,582
Sr. Unsec’d. Notes	4.450		02/11/24		200	214,210
Sr. Unsec’d. Notes, EMTN	2.150		07/18/24	EUR	315	369,084
Sr. Unsec’d. Notes, EMTN	4.750		01/08/26		200	220,517
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	2.250		02/24/20		200	200,017
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN	2.125		10/25/23		200	201,093
Sr. Unsec’d. Notes, 144A, MTN	2.625		04/20/22		400	406,625
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	6.700		01/26/36		200	284,502
Province of Manitoba (Canada),
Sr. Unsec’d. Notes	2.125		06/22/26		100	101,230
Sr. Unsec’d. Notes, Series GX	2.600		04/16/24		70	72,445
Province of Quebec (Canada), Unsec’d. Notes, MTN	7.140	(cc)	02/27/26		135	170,965
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A	3.875		04/23/23		200	211,500
Sr. Unsec’d. Notes, 144A	5.103		04/23/48		200	255,500

See Notes to Financial Statements.

PGIM Balanced Fund	85

Schedule of Investments (continued)

as of September 30, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Republic of Poland Government International Bond (Poland), Sr. Unsec’d. Notes	3.000%	03/17/23		160	$165,271
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, EMTN	4.125	03/11/39	EUR	300	398,546
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A	2.000	07/09/39	EUR	130	154,087
Sr. Unsec’d. Notes, 144A, MTN	2.375	10/26/21		205	205,254
Sr. Unsec’d. Notes, 144A, MTN	2.875	03/04/23		285	289,403
Sr. Unsec’d. Notes, 144A, MTN	4.000	04/17/25		200	214,220
Tokyo Metropolitan Government (Japan), Sr. Unsec’d. Notes, 144A	2.500	06/08/22		200	202,360
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.000	06/05/20		190	194,473
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes	4.975	04/20/55		400	467,000
Sr. Unsec’d. Notes	5.100	06/18/50		100	119,001

TOTAL SOVEREIGN BONDS (cost $6,939,192)					7,277,321

U.S. GOVERNMENT AGENCY OBLIGATIONS 9.6%
Federal Home Loan Bank	5.500	07/15/36		135	196,287
Federal Home Loan Mortgage Corp.	2.000	01/01/32		137	136,440
Federal Home Loan Mortgage Corp.	2.500	11/01/31		481	487,314
Federal Home Loan Mortgage Corp.	3.000	06/01/29		187	192,463
Federal Home Loan Mortgage Corp.	3.000	02/01/32		209	215,442
Federal Home Loan Mortgage Corp.	3.000	01/01/37		167	172,294
Federal Home Loan Mortgage Corp.	3.000	01/01/47		561	574,784
Federal Home Loan Mortgage Corp.	3.500	03/01/32		574	595,596
Federal Home Loan Mortgage Corp.	3.500	12/01/45		1,949	2,032,564
Federal Home Loan Mortgage Corp.	3.500	12/01/47		2,678	2,772,463
Federal Home Loan Mortgage Corp.	3.500	10/01/48		1,438	1,480,227
Federal Home Loan Mortgage Corp.	4.000	06/01/26		51	53,161
Federal Home Loan Mortgage Corp.	4.000	09/01/26		47	49,191
Federal Home Loan Mortgage Corp.	4.000	11/01/39		213	228,025
Federal Home Loan Mortgage Corp.	4.000	02/01/41		349	373,348
Federal Home Loan Mortgage Corp.	4.000	04/01/42		282	301,517
Federal Home Loan Mortgage Corp.	4.000	09/01/44		1,045	1,104,728
Federal Home Loan Mortgage Corp.	4.000	12/01/45		536	565,874
Federal Home Loan Mortgage Corp.	4.000	05/01/46		824	872,745
Federal Home Loan Mortgage Corp.	4.000	06/01/47		859	901,672
Federal Home Loan Mortgage Corp.	4.500	10/01/39		184	199,686
Federal Home Loan Mortgage Corp.	4.500	10/01/46		352	374,095

See Notes to Financial Statements.

86

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal Home Loan Mortgage Corp.	5.000%	04/01/34	14	$15,531
Federal Home Loan Mortgage Corp.	5.000	05/01/34	28	30,805
Federal Home Loan Mortgage Corp.	5.000	10/01/35	39	42,942
Federal Home Loan Mortgage Corp.	5.500	12/01/33	27	29,815
Federal Home Loan Mortgage Corp.	5.500	05/01/34	11	11,980
Federal Home Loan Mortgage Corp.	5.500	07/01/34	64	71,866
Federal Home Loan Mortgage Corp.	5.500	05/01/37	10	11,414
Federal Home Loan Mortgage Corp.	5.500	10/01/37	21	23,854
Federal Home Loan Mortgage Corp.	6.000	01/01/34	28	30,956
Federal Home Loan Mortgage Corp.	7.000	10/01/31	1	798
Federal Home Loan Mortgage Corp.	7.000	05/01/32	19	20,937
Federal National Mortgage Assoc.	2.000	08/01/31	275	273,275
Federal National Mortgage Assoc.	2.500	TBA	500	504,170
Federal National Mortgage Assoc.	2.500	04/01/28	615	622,608
Federal National Mortgage Assoc.	2.500	10/01/46	872	871,056
Federal National Mortgage Assoc.	3.000	TBA	13,000	13,186,875
Federal National Mortgage Assoc.	3.000	08/01/30	778	799,245
Federal National Mortgage Assoc.	3.000	11/01/36	360	370,342
Federal National Mortgage Assoc.	3.000	10/01/42	212	218,746
Federal National Mortgage Assoc.	3.000	01/01/43	383	394,159
Federal National Mortgage Assoc.	3.000	05/01/46	737	756,000
Federal National Mortgage Assoc.	3.000	12/01/46	1,680	1,721,241
Federal National Mortgage Assoc.	3.000	02/01/47	606	620,278
Federal National Mortgage Assoc.	3.500	TBA	2,000	2,051,758
Federal National Mortgage Assoc.	3.500	07/01/31	514	535,478
Federal National Mortgage Assoc.	3.500	02/01/33	420	435,400
Federal National Mortgage Assoc.	3.500	06/01/39	135	139,648
Federal National Mortgage Assoc.	3.500	05/01/42	1,359	1,427,208
Federal National Mortgage Assoc.	3.500	08/01/42	290	304,122
Federal National Mortgage Assoc.	3.500	08/01/42	355	373,091
Federal National Mortgage Assoc.	3.500	04/01/43	321	337,006
Federal National Mortgage Assoc.	3.500	04/01/43	598	629,265
Federal National Mortgage Assoc.	3.500	06/01/43	377	396,092
Federal National Mortgage Assoc.	3.500	08/01/43	525	552,325
Federal National Mortgage Assoc.	3.500	05/01/45	497	519,903
Federal National Mortgage Assoc.	3.500	06/01/45	1,131	1,178,034
Federal National Mortgage Assoc.	3.500	11/01/46	406	420,595
Federal National Mortgage Assoc.	3.500	05/01/48	510	525,539
Federal National Mortgage Assoc.	3.500	07/01/48	503	516,694
Federal National Mortgage Assoc.	3.500	11/01/48	1,997	2,062,009
Federal National Mortgage Assoc.	4.000	09/01/40	538	574,722
Federal National Mortgage Assoc.	4.000	04/01/42	690	737,150
Federal National Mortgage Assoc.	4.000	12/01/46	375	393,481
Federal National Mortgage Assoc.	4.000	07/01/47	1,512	1,579,022
Federal National Mortgage Assoc.	4.000	09/01/47	317	331,847

See Notes to Financial Statements.

PGIM Balanced Fund	87

Schedule of Investments (continued)

as of September 30, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	4.000%	10/01/47	894		$935,014
Federal National Mortgage Assoc.	4.000	11/01/47	163		174,316
Federal National Mortgage Assoc.	4.000	04/01/48	1,818		1,900,207
Federal National Mortgage Assoc.	4.000	09/01/48	2,060		2,143,569
Federal National Mortgage Assoc.	4.500	10/01/33	32		34,123
Federal National Mortgage Assoc.	4.500	03/01/34	21		22,417
Federal National Mortgage Assoc.	4.500	09/01/39	153		165,644
Federal National Mortgage Assoc.	4.500	08/01/40	124		133,980
Federal National Mortgage Assoc.	4.500	02/01/44	188		203,770
Federal National Mortgage Assoc.	4.500	08/01/44	331		355,332
Federal National Mortgage Assoc.	4.500	01/01/45	326		352,419
Federal National Mortgage Assoc.	4.500	07/01/48	21		22,158
Federal National Mortgage Assoc.	4.500	07/01/48	526		554,175
Federal National Mortgage Assoc.	4.500	01/01/49	2,330		2,449,050
Federal National Mortgage Assoc.	5.000	07/01/35	28		31,049
Federal National Mortgage Assoc.	5.000	02/01/36	61		66,923
Federal National Mortgage Assoc.	5.000	11/01/41	385		424,907
Federal National Mortgage Assoc.	5.500	06/01/33	12		13,092
Federal National Mortgage Assoc.	5.500	08/01/33	17		19,202
Federal National Mortgage Assoc.	5.500	09/01/33	33		37,308
Federal National Mortgage Assoc.	5.500	09/01/33	64		72,761
Federal National Mortgage Assoc.	5.500	01/01/34	25		28,817
Federal National Mortgage Assoc.	5.500	01/01/34	31		35,367
Federal National Mortgage Assoc.	5.500	07/01/34	43		48,706
Federal National Mortgage Assoc.	6.000	09/01/21	—	(r)	278
Federal National Mortgage Assoc.	6.000	11/01/33	44		48,773
Federal National Mortgage Assoc.	6.000	01/01/34	9		10,366
Federal National Mortgage Assoc.	6.000	01/01/34	108		123,833
Federal National Mortgage Assoc.	6.000	02/01/34	12		14,126
Federal National Mortgage Assoc.	6.000	10/01/34	3		3,786
Federal National Mortgage Assoc.	6.000	10/01/34	6		6,282
Federal National Mortgage Assoc.	6.000	11/01/34	11		12,129
Federal National Mortgage Assoc.	6.000	11/01/34	26		29,378
Federal National Mortgage Assoc.	6.000	11/01/34	75		85,943
Federal National Mortgage Assoc.	6.000	01/01/35	12		13,328
Federal National Mortgage Assoc.	6.000	01/01/35	61		68,021
Federal National Mortgage Assoc.	6.000	02/01/35	54		61,940
Federal National Mortgage Assoc.	6.000	08/01/36	22		24,872
Federal National Mortgage Assoc.	6.000	08/01/38	7		7,898
Federal National Mortgage Assoc.	6.250	05/15/29	70		96,779
Federal National Mortgage Assoc.	6.500	05/01/24	11		12,305
Federal National Mortgage Assoc.	6.500	07/01/29	13		14,947
Federal National Mortgage Assoc.	6.500	07/01/32	14		15,978
Federal National Mortgage Assoc.	6.500	09/01/32	5		5,067
Federal National Mortgage Assoc.	6.500	04/01/33	13		14,989

See Notes to Financial Statements.

88

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	6.500%	01/01/34	12	$13,693
Federal National Mortgage Assoc.	6.500	01/01/34	22	24,183
Federal National Mortgage Assoc.	6.500	10/01/36	23	26,691
Federal National Mortgage Assoc.	6.500	09/01/37	65	74,942
Federal National Mortgage Assoc.	6.500	10/01/37	59	65,942
Federal National Mortgage Assoc.(k)	6.625	11/15/30	145	212,347
Federal National Mortgage Assoc.	7.000	06/01/32	15	16,785
Federal National Mortgage Assoc.(k)	7.125	01/15/30	452	671,425
Federal National Mortgage Assoc.	7.500	09/01/30	1	1,058
Federal National Mortgage Assoc.	8.000	12/01/23	1	949
Federal National Mortgage Assoc.	8.500	02/01/28	2	2,636
Government National Mortgage Assoc.	2.500	03/20/43	199	201,828
Government National Mortgage Assoc.	2.500	12/20/46	115	115,891
Government National Mortgage Assoc.	3.000	09/20/43	247	255,458
Government National Mortgage Assoc.	3.000	01/20/44	74	76,642
Government National Mortgage Assoc.	3.000	03/15/45	251	257,438
Government National Mortgage Assoc.	3.000	05/20/45	342	353,639
Government National Mortgage Assoc.	3.000	08/20/45	550	570,091
Government National Mortgage Assoc.	3.000	06/20/46	718	740,390
Government National Mortgage Assoc.	3.000	12/20/46	1,137	1,172,517
Government National Mortgage Assoc.	3.000	01/20/47	1,040	1,071,894
Government National Mortgage Assoc.	3.000	03/20/47	362	371,741
Government National Mortgage Assoc.	3.000	12/20/48	1,721	1,771,150
Government National Mortgage Assoc.	3.500	11/20/41	322	342,272
Government National Mortgage Assoc.	3.500	12/20/42	328	347,984
Government National Mortgage Assoc.	3.500	09/20/43	1,145	1,212,374
Government National Mortgage Assoc.	3.500	03/20/45	219	229,017
Government National Mortgage Assoc.	3.500	04/20/45	246	256,781
Government National Mortgage Assoc.	3.500	04/20/46	816	853,144
Government National Mortgage Assoc.	3.500	07/20/46	2,237	2,333,074
Government National Mortgage Assoc.	3.500	02/20/47	1,466	1,525,160
Government National Mortgage Assoc.	3.500	04/20/47	726	755,103
Government National Mortgage Assoc.	3.500	02/20/48	1,665	1,725,808
Government National Mortgage Assoc.	4.000	12/20/42	671	715,886
Government National Mortgage Assoc.	4.000	11/20/45	352	372,750
Government National Mortgage Assoc.	4.000	10/20/46	95	100,240
Government National Mortgage Assoc.	4.000	11/20/46	127	133,443
Government National Mortgage Assoc.	4.000	09/20/47	358	374,292
Government National Mortgage Assoc.	4.000	12/20/47	1,989	2,076,060
Government National Mortgage Assoc.	4.000	08/20/48	918	955,675
Government National Mortgage Assoc.	4.500	06/20/41	271	296,425
Government National Mortgage Assoc.	4.500	06/20/45	189	202,880
Government National Mortgage Assoc.	4.500	11/20/46	563	603,019
Government National Mortgage Assoc.	4.500	08/20/47	394	414,226
Government National Mortgage Assoc.	4.500	05/20/48	1,782	1,864,490

See Notes to Financial Statements.

PGIM Balanced Fund	89

Schedule of Investments (continued)

as of September 30, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	4.500%		08/20/48	465		$487,182
Government National Mortgage Assoc.	5.000		10/20/37	16		17,885
Government National Mortgage Assoc.	5.000		04/20/45	114		125,616
Government National Mortgage Assoc.	5.000		10/20/48	380		402,265
Government National Mortgage Assoc.	5.500		07/15/33	27		29,586
Government National Mortgage Assoc.	5.500		12/15/33	13		14,107
Government National Mortgage Assoc.	5.500		09/15/34	104		112,272
Government National Mortgage Assoc.	5.500		01/15/36	58		65,049
Government National Mortgage Assoc.	5.500		02/15/36	76		81,527
Government National Mortgage Assoc.	6.500		09/15/23	6		6,847
Government National Mortgage Assoc.	6.500		10/15/23	3		2,901
Government National Mortgage Assoc.	6.500		12/15/23	1		979
Government National Mortgage Assoc.	6.500		12/15/23	3		3,577
Government National Mortgage Assoc.	6.500		12/15/23	5		5,550
Government National Mortgage Assoc.	6.500		04/15/24	35		38,758
Government National Mortgage Assoc.	6.500		07/15/32	2		2,616
Government National Mortgage Assoc.	6.500		08/15/32	—	(r)	356
Government National Mortgage Assoc.	6.500		08/15/32	1		792
Government National Mortgage Assoc.	6.500		08/15/32	2		1,795
Government National Mortgage Assoc.	6.500		08/15/32	11		13,442
Government National Mortgage Assoc.	7.000		06/15/24	9		9,935
Government National Mortgage Assoc.	7.000		05/15/31	6		7,218
Government National Mortgage Assoc.	7.500		04/15/29	1		636
Government National Mortgage Assoc.	7.500		12/15/29	3		2,967
Government National Mortgage Assoc.	8.000		08/15/22	1		720
Government National Mortgage Assoc.	8.000		12/15/22	2		1,899
Government National Mortgage Assoc.	8.000		12/15/22	4		3,915
Government National Mortgage Assoc.	8.000		06/15/25	18		19,751
Hashemite Kingdom of Jordan Government, USAID Bond, Gov’t. Gtd. Notes	3.000		06/30/25	315		336,001
Tennessee Valley Authority, Sr. Unsec’d. Notes	7.125		05/01/30	90		133,026

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $87,820,418)						89,113,125

U.S. TREASURY OBLIGATIONS 1.0%
U.S. Treasury Bonds(k)	2.875		05/15/43	2,680		3,072,683
U.S. Treasury Bonds	2.875		05/15/49	100		116,629
U.S. Treasury Bonds	3.625		08/15/43	900		1,160,754
U.S. Treasury Inflation Indexed Bonds, TIPS	0.875		01/15/29	2,036		2,159,565
U.S. Treasury Notes	1.500		09/30/24	60		59,850
U.S. Treasury Notes	1.625		08/15/29	140		139,355
U.S. Treasury Strips Coupon	2.181	(s)	02/15/39	130		86,931
U.S. Treasury Strips Coupon(k)	2.466	(s)	11/15/30	789		643,694
U.S. Treasury Strips Coupon	2.553	(s)	11/15/35	1,600		1,157,853
U.S. Treasury Strips Coupon(k)	2.664	(s)	08/15/30	746		611,872

See Notes to Financial Statements.

90

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Strips Coupon	2.878	%(s)	05/15/31	200	$161,387

TOTAL U.S. TREASURY OBLIGATIONS (cost $9,174,070)					9,370,573

TOTAL LONG-TERM INVESTMENTS (cost $828,952,252)					913,443,171

				Shares

SHORT-TERM INVESTMENTS 3.4%

AFFILIATED MUTUAL FUNDS 3.4%
PGIM Core Short-Term Bond Fund(w)				156,537	1,444,833
PGIM Core Ultra Short Bond Fund(w)				24,685,626	24,685,626
PGIM Institutional Money Market Fund (cost $4,685,194; includes $4,679,922 of cash collateral for securities on loan)(b)(w)				4,684,785	4,685,253

TOTAL AFFILIATED MUTUAL FUNDS (cost $30,618,822)					30,815,712

OPTIONS PURCHASED*~ 0.0%
(cost $4,126)					87,365

				Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) 0.0%
U.S. Treasury Bills (cost $288,787)	1.914		12/19/19	290	288,902

TOTAL SHORT-TERM INVESTMENTS (cost $30,911,735)					31,191,979

TOTAL INVESTMENTS 102.1% (cost $859,863,987)					944,635,150
Liabilities in excess of other assets(z) (2.1)%					(19,683,088)

NET ASSETS 100.0%					$924,952,062

Below is a list of the abbreviation(s) used in the annual report:

EUR—Euro

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

See Notes to Financial Statements.

PGIM Balanced Fund	91

Schedule of Investments (continued)

as of September 30, 2019

Aces—Alternative Credit Enhancements Securities

ADR—American Depositary Receipt

BABs—Build America Bonds

CLO—Collateralized Loan Obligation

CMBS—Collateralized Mortgage-Backed Security

CMS—Constant Maturity Swap

CVA—Certificate Van Aandelen (Bearer)

EAFE—Europe, Australasia, Far East

EMTN—Euro Medium Term Note

EONIA—Euro Overnight Index Average

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

FTSE—Financial Times Stock Exchange

GMTN—Global Medium Term Note

IO—Interest Only (Principal amount represents notional)

LIBOR—London Interbank Offered Rate

M—Monthly payment frequency for swaps

MSCI—Morgan Stanley Capital International

MTN—Medium Term Note

OTC—Over-the-counter

PART CERT—Participation Certificates

PRFC—Preference Shares

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

RSP—Savings Shares

S—Semiannual payment frequency for swaps

S&P—Standard & Poor’s

SDR—Sweden Depositary Receipt

SLM—Student Loan Mortgage

STACR—Structured Agency Credit Risk

STOXX—Stock Index of the Eurozone

Strips—Separate Trading of Registered Interest and Principal of Securities

SWX—SIX Swiss Exchange

T—Swap payment upon termination

TBA—To Be Announced

TIPS—Treasury Inflation-Protected Securities

TOPIX—Tokyo Stock Price Index

USAID—United States Agency for International Development

USOIS—United States Overnight Index Swap

UTS—Unit Trust Security

XEQT—Equiduct Stock Exchange

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $4,585,759; cash collateral of $4,679,922 (included in liabilities) was received with which the Series purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at September 30, 2019.

See Notes to Financial Statements.

92

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of September 30, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(r)	Less than $500 par.
(rr)	Perpetual security with no stated maturity date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(w)	PGIM Investments LLC, the manager of the Series, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/21/19	0.12%	—	200	$175
2-Year 10 CMS Curve CAP	Call	Morgan Stanley & Co. International PLC	11/21/19	0.13%	—	100	73
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	577	5,909
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	561	5,724
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	1,402	13,428
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	2,784	27,496
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	2,820	29,164
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	561	5,396

Total Options Purchased (cost $4,126)							$87,365

Futures contracts outstanding at September 30, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)
	Long Positions:
7	2 Year U.S. Treasury Notes	Dec. 2019	$1,508,500	$(2,415)
293	5 Year U.S. Treasury Notes	Dec. 2019	34,910,493	(121,131)
185	30 Year U.S. Ultra Treasury Bonds	Dec. 2019	35,502,656	(534,358)
5	Euro STOXX 50 Index	Dec. 2019	193,739	2,826
1	FTSE 100 Index	Dec. 2019	90,784	1,431
3	Mini MSCI EAFE Index	Dec. 2019	284,760	(1,268)

See Notes to Financial Statements.

PGIM Balanced Fund	93

Schedule of Investments (continued)

as of September 30, 2019

Futures contracts outstanding at September 30, 2019 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)
	Long Positions (cont’d):
11	S&P 500 E-Mini Index	Dec. 2019	$1,638,175	$(16,681)
1	TOPIX Index	Dec. 2019	146,867	4,962

				(666,634)

	Short Positions:
75	90 Day Euro Dollar	Dec. 2020	18,473,437	20,042
9	10 Year Euro-Bund	Dec. 2019	1,709,314	13,900
61	10 Year U.S. Treasury Notes	Dec. 2019	7,949,063	3,428
58	10 Year U.S. Ultra Treasury Notes	Dec. 2019	8,259,562	65,745
64	20 Year U.S. Treasury Bonds	Dec. 2019	10,388,000	149,147

				252,262

				$(414,372)

Forward foreign currency exchange contracts outstanding at September 30, 2019:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 10/02/19	The Toronto-Dominion Bank	EUR	2,084	$2,290,430	$2,271,625	$—	$(18,805)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 10/02/19	Citibank, N.A.	EUR	1,720	$1,917,460	$1,874,716	$42,744	$—
	Morgan Stanley & Co.
Expiring 10/02/19	International PLC	EUR	364	401,273	396,908	4,365	—
Expiring 11/04/19	The Toronto-Dominion Bank	EUR	2,084	2,295,910	2,277,523	18,387	—

				$4,614,643	$4,549,147	65,496	—

						$65,496	$(18,805)

See Notes to Financial Statements.

94

Interest rate swap agreements outstanding at September 30, 2019:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at September 30, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
EUR 715	05/11/24	0.050%(A)	1 Day EONIA(1)(A)	$(7,891)	$(24,824)	$(16,933)
EUR 130	05/11/39	1.100%(A)	1 Day EONIA(1)(A)	(1,181)	(31,522)	(30,341)
1,726	03/31/21	2.173%(A)	1 Day USOIS(2)(A)	(459)	19,010	19,469
115	05/31/22	2.353%(A)	1 Day USOIS(1)(A)	—	(3,127)	(3,127)
610	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	1,557	(15,401)	(16,958)
1,469	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	(1,707)	(39,391)	(37,684)
375	02/15/24	2.167%(S)	3 Month LIBOR(1)(Q)	(3,436)	(10,318)	(6,882)
850	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(1,674)	(24,000)	(22,326)
1,055	02/29/24	1.520%(S)	3 Month LIBOR(2)(Q)	—	2,264	2,264
5,400	03/29/24	1.949%(A)	1 Day USOIS(1)(A)	—	(154,440)	(154,440)
500	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	(15,463)	(15,463)
4,805	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	14,820	(148,990)	(163,810)
3,435	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	6,488	(107,437)	(113,925)
2,215	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	6,716	(103,484)	(110,200)
1,605	02/12/25	2.408%(A)	1 Day USOIS(1)(A)	—	(97,336)	(97,336)
1,309	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(922)	(117,133)	(116,211)
1,545	07/31/25	3.105%(S)	3 Month LIBOR(1)(Q)	1,219	(140,249)	(141,468)
2,589	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	63	(235,680)	(235,743)
4,325	01/08/26	2.210%(S)	3 Month LIBOR(1)(Q)	35,345	(180,726)	(216,071)
125	01/31/26	2.236%(S)	3 Month LIBOR(1)(Q)	—	(5,486)	(5,486)
608	01/31/26	2.269%(A)	1 Day USOIS(1)(A)	(3,820)	(37,823)	(34,003)
921	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	12,290	(33,175)	(45,465)
390	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	495	(16,314)	(16,809)
265	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	(12,436)	(12,436)
655	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(362)	(35,935)	(35,573)
130	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	(8,000)	(8,000)
2,638	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(54,088)	(286,654)	(232,566)
892	08/15/28	2.835%(S)	3 Month LIBOR(1)(Q)	(1,704)	(96,628)	(94,924)
745	08/09/49	1.508%(A)	1 Day USOIS(1)(A)	—	(4,267)	(4,267)

				$1,749	$(1,964,965)	$(1,966,714)

(1)	The Series pays the fixed rate and receives the floating rate.
(2)	The Series pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at September 30, 2019:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreement:
Barclays US Agency CMBS Index(T)	1 Month LIBOR(M)	Barclays Bank PLC	10/01/20	4,200	$6,549	$—	$6,549

See Notes to Financial Statements.

PGIM Balanced Fund	95

Schedule of Investments (continued)

as of September 30, 2019

(1)

On a long total return swap, the Series receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Series makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$6,549	$—

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets Inc.	$395,000	$2,126,182
Goldman Sachs & Co. LLC	—	288,902

Total	$395,000	$2,415,084

Fair Value Measurements:

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$516,935,599	$43,775,307	$—
Exchange-Traded Fund	612,974	—	—
Preferred Stocks	216,090	230,846	—
Rights	—	101	—
Asset-Backed Securities
Automobiles	—	18,977,310	—
Collateralized Loan Obligations	—	15,441,810	—
Consumer Loans	—	2,924,987	—
Credit Cards	—	1,956,349	—
Equipment	—	1,459,742	—
Home Equity Loans	—	65,855	—

See Notes to Financial Statements.

96

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Asset-Backed Securities (continued)
Other	$—	$1,786,274	$—
Residential Mortgage-Backed Securities	—	4,662,234	—
Student Loans	—	6,282,487	—
Commercial Mortgage-Backed Securities	—	71,924,119	—
Corporate Bonds	—	107,464,637	—
Municipal Bonds	—	3,147,101	—
Residential Mortgage-Backed Securities	—	9,818,330	—
Sovereign Bonds	—	7,277,321	—
U.S. Government Agency Obligations	—	89,113,125	—
U.S. Treasury Obligations	—	9,659,475	—
Affiliated Mutual Funds	30,815,712	—	—
Options Purchased	—	87,365	—
Other Financial Instruments*
Futures Contracts	(414,372)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	46,691	—
Centrally Cleared Interest Rate Swap Agreements	—	(1,966,714)	—
OTC Total Return Swap Agreement	—	6,549	—

Total	$548,166,003	$394,141,301	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2019 were as follows (unaudited):

U.S. Government Agency Obligations	9.6%
Commercial Mortgage-Backed Securities	7.8
Banks	6.9
Software	4.2
Affiliated Mutual Funds (0.5% represents investments purchased with collateral from securities on loan)	3.4
Pharmaceuticals	3.2
Interactive Media & Services	2.9
Automobiles	2.6
Technology Hardware, Storage & Peripherals	2.6
IT Services	2.6
Oil, Gas & Consumable Fuels	2.3
Health Care Equipment & Supplies	2.2
Aerospace & Defense	2.0
Semiconductors & Semiconductor Equipment	2.0
Insurance	1.9
Equity Real Estate Investment Trusts (REITs)	1.9%
Biotechnology	1.8
Health Care Providers & Services	1.7
Internet & Direct Marketing Retail	1.7
Collateralized Loan Obligations	1.7
Capital Markets	1.6
Diversified Telecommunication Services	1.6
Residential Mortgage-Backed Securities	1.6
Chemicals	1.3
Food Products	1.2
Machinery	1.1
Media	1.1
Specialty Retail	1.1
U.S. Treasury Obligations	1.0
Hotels, Restaurants & Leisure	1.0
Electric	1.0
Beverages	0.9

See Notes to Financial Statements.

PGIM Balanced Fund	97

Schedule of Investments (continued)

as of September 30, 2019

Industry Classification (continued):

Household Products	0.9%
Electric Utilities	0.9
Communications Equipment	0.8
Oil & Gas	0.8
Diversified Financial Services	0.8
Sovereign Bonds	0.8
Tobacco	0.7
Student Loans	0.7
Life Sciences Tools & Services	0.6
Entertainment	0.6
Consumer Finance	0.6
Multiline Retail	0.6
Food & Staples Retailing	0.5
Industrial Conglomerates	0.5
Construction Materials	0.5
Electronic Equipment, Instruments & Components	0.5
Telecommunications	0.5
Auto Manufacturers	0.5
Household Durables	0.5
Multi-Utilities	0.5
Building Products	0.5
Independent Power & Renewable Electricity Producers	0.4
Pipelines	0.4
Textiles, Apparel & Luxury Goods	0.4
Professional Services	0.4
Road & Rail	0.4
Diversified Consumer Services	0.4
Municipal Bonds	0.3
Gas Utilities	0.3
Foods	0.3
Trading Companies & Distributors	0.3
Consumer Loans	0.3
Construction & Engineering	0.3
Real Estate Investment Trusts (REITs)	0.3
Distributors	0.3
Healthcare-Services	0.3
Commercial Services & Supplies	0.3
Electrical Equipment	0.2
Real Estate Management & Development	0.2
Credit Cards	0.2
Commercial Services	0.2
Other	0.2
Retail	0.2
Metals & Mining	0.2
Gas	0.2%
Healthcare-Products	0.2
Equipment	0.2
Electronics	0.1
Personal Products	0.1
Airlines	0.1
Mortgage Real Estate Investment Trusts (REITs)	0.1
Wireless Telecommunication Services	0.1
Packaging & Containers	0.1
Thrifts & Mortgage Finance	0.1
Health Care Technology	0.1
Agriculture	0.1
Lodging	0.1
Mining	0.1
Miscellaneous Manufacturing	0.1
Exchange-Traded Fund	0.1
Auto Components	0.1
Air Freight & Logistics	0.1
Building Materials	0.1
Energy Equipment & Services	0.1
Multi-National	0.1
Transportation	0.1
Oil & Gas Services	0.0	*
Computers	0.0	*
Leisure Products	0.0	*
Semiconductors	0.0	*
Forest Products & Paper	0.0	*
Water Utilities	0.0	*
Transportation Infrastructure	0.0	*
Machinery-Diversified	0.0	*
Containers & Packaging	0.0	*
Engineering & Construction	0.0	*
Paper & Forest Products	0.0	*
Home Builders	0.0	*
Options Purchased	0.0	*
Marine	0.0	*
Home Equity Loans	0.0	*

	102.1
Liabilities in excess of other assets	(2.1)

	100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

98

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Series invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk, and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of September 30, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker—variation margin futures	$9,219	*	Due from/to broker—variation margin futures	$17,949	*
Equity contracts	Unaffiliated investments	101		—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	65,496		Unrealized depreciation on OTC forward foreign currency exchange contracts	18,805
Interest rate contracts	Due from/to broker—variation margin futures	252,262	*	Due from/to broker—variation margin futures	657,904	*
Interest rate contracts	Due from/to broker—variation margin swaps	21,733	*	Due from/to broker—variation margin swaps	1,988,447	*
Interest rate contracts	Unaffiliated investments	87,365		—	—
Interest rate contracts	Unrealized appreciation on OTC swap agreements	6,549		—	—

		$442,725			$2,683,105

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM Balanced Fund	99

Schedule of Investments (continued)

as of September 30, 2019

The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Forward Rate Agreements	Swaps
Credit contracts	$—	$—	$—	$—	$—	$—	$70
Equity contracts	43	—	—	43,119	—	—	—
Foreign exchange contracts	—	—	—	—	97,622	—	—
Interest rate contracts	—	(157,962)	51,528	5,137,139	—	(222,429)	136,124

Total	$43	$(157,962)	$51,528	$5,180,258	$97,622	$(222,429)	$136,194

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Options Purchased(2)	Futures	Forward Currency Exchange Contracts	Forward Rate Agreements	Swaps
Equity contracts	$61	$—	$(40,195)	$—	$—	$—
Foreign exchange contracts	—	—	—	37,898	—	—
Interest rate contracts	—	73,123	295,802	—	3,014	(3,221,862)

Total	$61	$73,123	$255,607	$37,898	$3,014	$(3,221,862)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended September 30, 2019, the Series’ average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$39,459	$247,400	$94,328,440	$37,878,128	$794,637

Forward Foreign Currency Exchange Contracts—Sold(3)	Forward Rate Agreements(2)	Interest Rate Swap Agreements(2)
$2,349,764	$31,920,000	$83,445,798

Credit Default Swap Agreements— Sell Protection(2)	Total Return Swap Agreements(2)	Inflation Swap Agreements(2)
$100,000	$840,000	$414,000

See Notes to Financial Statements.

100

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Series invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Securities on Loan	$4,585,759	$(4,585,759)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.	$70,088	$—	$70,088	$—	$70,088
Barclays Bank PLC	23,753	—	23,753	—	23,753
Citibank, N.A.	42,744	—	42,744	—	42,744
Morgan Stanley & Co. International PLC	4,438	—	4,438	—	4,438
The Toronto-Dominion Bank	18,387	(18,805)	(418)	—	(418)

	$159,410	$(18,805)	$140,605	$—	$140,605

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Series is limited to the market value of financial instruments/transactions and the Series’ OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Balanced Fund	101

Statement of Assets and Liabilities

as of September 30, 2018

Assets
Investments at value, including securities on loan of $4,585,759:
Unaffiliated investments (cost $829,245,165)	$913,819,438
Affiliated investments (cost $30,618,822)	30,815,712
Cash	663
Foreign currency, at value (cost $551,992)	545,875
Receivable for investments sold	9,063,044
Dividends and interest receivable	2,456,186
Receivable for Series shares sold	1,483,967
Deposit with broker for centrally cleared/exchange-traded derivatives	395,000
Tax reclaim receivable	94,521
Unrealized appreciation on OTC forward foreign currency exchange contracts	65,496
Due from broker—variation margin swaps	20,107
Due from broker—variation margin futures	18,066
Unrealized appreciation on OTC swap agreements	6,549
Prepaid expenses	7,393

Total Assets	958,792,017

Liabilities
Payable for investments purchased	26,460,578
Payable to broker for collateral for securities on loan	4,679,922
Payable for Series shares reacquired	1,668,225
Management fee payable	392,859
Accrued expenses and other liabilities	260,730
Distribution fee payable	250,929
Affiliated transfer agent fee payable	107,907
Unrealized depreciation on OTC forward foreign currency exchange contracts	18,805

Total Liabilities	33,839,955

Net Assets	$924,952,062

Net assets were comprised of:
Common stock, at par	$59,094
Paid-in capital in excess of par	832,098,278
Total distributable earnings (loss)	92,794,690

Net assets, September 30, 2019	$924,952,062

See Notes to Financial Statements.

102

Class A
Net asset value and redemption price per share, ($590,383,379 ÷ 37,818,331 shares of common stock issued and outstanding)	$15.61
Maximum sales charge (3.25% of offering price)	0.53

Maximum offering price to public	$16.14

Class B
Net asset value, offering price and redemption price per share,
($15,161,689 ÷ 964,674 shares of common stock issued and outstanding)	$15.72

Class C
Net asset value, offering price and redemption price per share,
($108,958,418 ÷ 6,933,420 shares of common stock issued and outstanding)	$15.71

Class R
Net asset value, offering price and redemption price per share,
($2,046,778 ÷ 130,879 shares of common stock issued and outstanding)	$15.64

Class Z
Net asset value, offering price and redemption price per share,
($174,033,016 ÷ 11,062,635 shares of common stock issued and outstanding)	$15.73

Class R6
Net asset value, offering price and redemption price per share,
($34,368,782 ÷ 2,184,001 shares of common stock issued and outstanding)	$15.74

See Notes to Financial Statements.

PGIM Balanced Fund	103

Statement of Operations

Year Ended September 30, 2019

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $120,640 foreign withholding tax)	$9,670,916
Interest income	8,117,663
Affiliated dividend income	582,522
Income from securities lending, net (including affiliated income of $4,137)	4,947

Total income	18,376,048

Expenses
Management fee	4,611,869
Distribution fee(a)	2,287,294
Transfer agent’s fees and expenses (including affiliated expense of $475,777)(a)	870,303
Custodian and accounting fees	277,741
Registration fees(a)	102,569
Shareholders’ reports	85,915
Audit fee	45,571
Legal fees and expenses	31,687
Directors’ fees	23,101
Miscellaneous	77,266

Total expenses	8,413,316
Less: Fee waiver and/or expense reimbursement(a)	(1,023,276)
Distribution fee waiver(a)	(4,893)

Net expenses	7,385,147

Net investment income (loss)	10,990,901

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(1,007,248))	9,758,411
Futures transactions	5,180,258
Forward rate agreement transactions	(222,429)
Forward currency contract transactions	97,622
Options written transactions	51,528
Swap agreement transactions	136,194
Foreign currency transactions	(48,076)

14,953,508

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $926,471)	(5,691,179)
Futures	255,607
Forward rate agreements	3,014
Forward currency contracts	37,898
Swap agreements	(3,221,862)
Foreign currencies	(4,530)

(8,621,052)

Net gain (loss) on investment and foreign currency transactions	6,332,456

Net Increase (Decrease) In Net Assets Resulting From Operations	$17,323,357

See Notes to Financial Statements.

104

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R6
Distribution fee	1,250,170	101,966	920,470	14,688	—	—
Transfer agent’s fees and expenses	541,911	27,049	86,918	5,419	208,741	265
Registration fees	34,444	13,416	15,234	8,100	14,765	16,610
Fee waiver and/or expense reimbursement	(678,525)	(11,363)	(102,577)	(9,075)	(191,778)	(29,958)
Distribution fee waiver	—	—	—	(4,893)	—	—

See Notes to Financial Statements.

PGIM Balanced Fund	105

Statements of Changes in Net Assets

	Year Ended September 30,

	2019	2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,990,901	$7,140,712
Net realized gain (loss) on investment and foreign currency transactions	14,953,508	35,930,166
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(8,621,052)	6,435,322

Net increase (decrease) in net assets resulting from operations	17,323,357	49,506,200

Dividends and Distributions
Distributions from distributable earnings*
Class A	(24,291,098)	—
Class B	(500,200)	—
Class C	(5,245,293)	—
Class R	(127,565)	—
Class Z	(12,143,630)	—
Class R6	(671,587)	—

	(42,979,373)	—

Dividends from net investment income*
Class A		(4,273,229)
Class B		(30,440)
Class C		(426,577)
Class R		(13,806)
Class Z		(2,360,421)
Class R6		(5,451)

	*	(7,109,924)

Distributions from net realized gains*
Class A		(14,743,277)
Class B		(465,067)
Class C		(3,313,753)
Class R		(68,936)
Class Z		(6,197,978)
Class R6		(420)

	*	(24,789,431)

See Notes to Financial Statements.

106

	Year Ended September 30,

	2019			2018
Series share transactions (Net of share conversions)
Net proceeds from shares sold		$148,906,917		$126,810,987
Net asset value of shares issued in reinvestment of dividends and distributions		41,144,300		30,267,050
Net asset value of shares issued in merger		267,312,375		—
Cost of shares reacquired		(154,808,052)		(96,702,428)

Net increase (decrease) in net assets from Series share transactions		302,555,540		60,375,609

Total increase (decrease)		276,899,524		77,982,454

Net Assets:
Beginning of year		648,052,538		570,070,084

End of year(a)		$924,952,062		$648,052,538

(a) Includes undistributed/(distributions in excess of) net investment income of:	$		*	$742,847

*	For the year ended September 30, 2019, the disclosures have been revised to reflect revisions to Regulation S-X adopted by the SEC in 2018 (refer to Note 10).

See Notes to Financial Statements.

PGIM Balanced Fund	107

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a open-end management investment company. The Company consists of three series: PGIM Balanced Fund, PGIM Jennison Equity Opportunity Fund and PGIM Jennison Growth Fund, each of which are diversified funds. These financial statements relate only to the PGIM Balanced Fund (the “Series”).

The investment objective of the Series is to seek income and long-term growth of capital.

1. Accounting Policies

The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Series’ foreign investments may change on days when investors cannot purchase or redeem Series shares.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of

108

Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Series is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Series utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market

PGIM Balanced Fund	109

Notes to Financial Statements (continued)

approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Series utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Series has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Series limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Series may find it difficult to sell illiquid securities at the time considered most advantageous by its

110

subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Series’ LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Series’ investments in restricted securities could be impaired if trading does not develop or declines.

Connecticut Avenue Securities (CAS) and Structured Agency Credit Risk (STACR): The Series purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Series. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Series could lose some or all of its principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Series does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

PGIM Balanced Fund	111

Notes to Financial Statements (continued)

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on forward currency transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Series enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Series’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Series purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Series currently owns or intends to purchase. The Series may also use options to gain additional market exposure. The Series’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in

112

determining whether the Series has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Series, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Series, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Series since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Series writes an option on a swap, an amount equal to any premium received by the Series is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Series becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Series becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Series will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Series invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Series

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Notes to Financial Statements (continued)

since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Series entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements: The Series entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Series is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Series used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Series’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Series entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Series to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit

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event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Series is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Series’ maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Series generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Series effectively increases its investment risk because, in addition to its total net assets, the Series may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Series, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Series entered into for the same referenced entity or index. As a buyer of protection, the Series generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Series is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount.

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Notes to Financial Statements (continued)

The Series is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Series entered into total return swaps to manage its exposure to a security or an index. The Series’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Master Netting Arrangements: The Company, on behalf of the Series, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Company, on behalf of the Series, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Series is held in a segregated account by the Series’ custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Series is segregated by the Series’ custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Series and the applicable counterparty. Collateral requirements are determined based on the Series’ net position with each counterparty. Termination events applicable to the Series may occur upon a decline in the Series’ net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any

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decision by one or more of the Series’ counterparties to elect early termination could impact the Series’ future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of September 30, 2019, the Series has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Rights: The Series held rights acquired either through a direct purchase or pursuant to corporate actions. Rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such rights are held as long positions by the Series until exercised, sold or expired. Rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Securities Lending: The Series lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral.

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Notes to Financial Statements (continued)

The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Series invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Series becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Series expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are

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determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Series, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Series. The Manager administers the corporate affairs of the Series and, in connection therewith, furnishes the Series with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Series’ custodian and the Series’ transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Series. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Series, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into subadvisory agreements with each of PGIM, Inc. and PGIM Limited, which provides subadvisory services to the Series through its PGIM Fixed Income unit, and QMA LLC (“QMA”) (formerly known as Quantitative Management Associates LLC). The subadvisory agreements provide that the PGIM, Inc., PGIM Limited and QMA will furnish investment advisory services in connection with the management of the Series. In connection therewith, the PGIM, Inc., PGIM Limited and QMA are obligated to keep certain books and records of the Series. The Manager pays for the services of PGIM, Inc., PGIM Limited and QMA, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.65% of the Series’ average daily net assets up to and including $1 billion and 0.60% of such average daily net assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.65% for the year ended September 30, 2019.

Effective June 22, 2019, the Manager has contractually agreed, through January 31, 2021, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.00% of average daily net assets for Class A shares, 1.97% of average daily net assets for Class B shares, 1.47% of average daily net assets for Class R shares, 0.65% of average

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Notes to Financial Statements (continued)

daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Prior to June 22, 2019, the Manager had contractually agreed to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.00% of average daily net assets for Class A shares, 1.63% of average daily net assets for Class R shares, and 0.65% of average daily net assets for Class R6 shares.

The Company, on behalf of the Series, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R, Class Z and Class R6 shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 1% and 0.75% of the average daily net assets of the Class A, Class B, Class C and Class R shares, respectively. PIMS has contractually agreed through January 31, 2021 to limit such fees to 0.50% of the average daily net assets of Class R shares.

For the year ended September 30, 2019, PIMS received $942,222 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended September 30, 2019, PIMS received $10,704, $4,736 and $16,811 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc., PGIM Limited, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

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3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. The Series also invests in the PGIM Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission (“SEC”), a series of Prudential Investment Portfolios 2 (together with PGIM Core Ultra Short Bond Fund, the “Core Funds”), registered under the 1940 Act and managed by PGIM Investments. In addition to the realized and unrealized gains on investments in the Core Funds and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Company’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Series’ Rule 17a-7 procedures. For the year ended September 30, 2019, no 17a-7 transactions were entered into by the Series.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended September 30, 2019, were $784,355,722 and $707,202,596, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended September 30, 2019, is presented as follows:

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Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Short-Term Bond Fund*
$19,347,175	$176,958	$18,000,000	$926,412	$(1,005,712)	$1,444,833	156,537	$176,961
PGIM Core Ultra Short Bond Fund*
14,790,038	263,423,435	253,527,847	—	—	24,685,626	24,685,626	405,561
PGIM Institutional Money Market Fund*
—	69,496,298	64,809,568	59	(1,536)	4,685,253	4,684,785	4,137	**

$34,137,213	$333,096,691	$336,337,415	$926,471	$(1,007,248)	$30,815,712		$586,659

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended September 30, 2019, the tax character of dividends paid by the Series were $17,870,365 of ordinary income and $25,109,008 of long-term capital gains. For the year ended September 30, 2018, the tax character of dividends paid by the Series were $15,790,216 of ordinary income and $16,109,139 of long-term capital gains.

As of September 30, 2019, the accumulated undistributed earnings on a tax basis were $1,029,457 of ordinary income and $14,691,483 of long-term capital gains.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$865,233,554	$99,467,465	$(22,393,715)	$77,073,750

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, investments in passive foreign investment companies, trust preferred securities and other cost basis differences between financial reporting and tax accounting.

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The Manager has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Series’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended September 30, 2019 are subject to such review.

6. Capital and Ownership

The Series offers Class A, Class B, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $1 million or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales of $1 million or more made within 12 months of purchase for purchases prior to July 15, 2019, and a CDSC of 1.00% on sales of $500,000 or more made within 12 months of purchase for purchases on or after July 15, 2019. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a monthly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

The Company is authorized to issue 6.25 billion shares of common stock at $0.001 par value. There are 923 million shares authorized for the Series, divided into seven classes, designated Class A, Class B, Class C, Class R, Class Z, Class T and Class R6 common stock, each of which consists of 125 million, 3 million, 25 million, 125 million, 280 million, 75 million and 290 million authorized shares, respectively. The Series currently does not have any Class T shares outstanding.

As of September 30, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 541 Class R shares, and 2,054 Class R6 shares of the Series. At reporting period end, four shareholders of record, each holding greater than 5% of the Series, held 39% of the Series’ outstanding shares.

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Notes to Financial Statements (continued)

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2019:
Shares sold	3,564,995	$53,745,202
Shares issued in reinvestment of dividends and distributions	1,637,437	23,878,981
Shares issued in merger	13,647,113	211,257,317
Shares reacquired	(3,763,490)	(57,160,879)

Net increase (decrease) in shares outstanding before conversion	15,086,055	231,720,621
Shares issued upon conversion from other share class(es)	808,689	12,396,402
Shares reacquired upon conversion into other share class(es)	(107,621)	(1,627,345)

Net increase (decrease) in shares outstanding	15,787,123	$242,489,678

Year ended September 30, 2018:
Shares sold	2,114,633	$33,859,226
Shares issued in reinvestment of dividends and distributions	1,183,723	18,679,243
Shares reacquired	(2,881,571)	(46,190,036)

Net increase (decrease) in shares outstanding before conversion	416,785	6,348,433
Shares issued upon conversion from other share class(es)	146,588	2,364,669
Shares reacquired upon conversion into other share class(es)	(98,898)	(1,578,382)

Net increase (decrease) in shares outstanding	464,475	$7,134,720

Class B
Year ended September 30, 2019:
Shares sold	25,694	$385,535
Shares issued in reinvestment of dividends and distributions	32,860	479,296
Shares issued in merger	619,146	9,646,297
Shares reacquired	(134,662)	(2,068,442)

Net increase (decrease) in shares outstanding before conversion	543,038	8,442,686
Shares reacquired upon conversion into other share class(es)	(147,416)	(2,236,636)

Net increase (decrease) in shares outstanding	395,622	$6,206,050

Year ended September 30, 2018:
Shares sold	52,625	$856,463
Shares issued in reinvestment of dividends and distributions	29,949	474,518
Shares reacquired	(99,677)	(1,594,591)

Net increase (decrease) in shares outstanding before conversion	(17,103)	(263,610)
Shares reacquired upon conversion into other share class(es)	(102,780)	(1,673,559)

Net increase (decrease) in shares outstanding	(119,883)	$(1,937,169)

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Class C	Shares	Amount
Year ended September 30, 2019:
Shares sold	1,206,042	$18,339,462
Shares issued in reinvestment of dividends and distributions	344,108	5,026,537
Shares issued in merger	2,227,999	34,712,221
Shares reacquired	(1,478,466)	(22,482,648)

Net increase (decrease) in shares outstanding before conversion	2,299,683	35,595,572
Shares reacquired upon conversion into other share class(es)	(825,704)	(12,744,695)

Net increase (decrease) in shares outstanding	1,473,979	$22,850,877

Year ended September 30, 2018:
Shares sold	1,574,301	$25,358,883
Shares issued in reinvestment of dividends and distributions	223,893	3,550,964
Shares reacquired	(895,301)	(14,375,739)

Net increase (decrease) in shares outstanding before conversion	902,893	14,534,108
Shares reacquired upon conversion into other share class(es)	(95,177)	(1,541,254)

Net increase (decrease) in shares outstanding	807,716	$12,992,854

Class R
Year ended September 30, 2019:
Shares sold	29,742	$443,426
Shares issued in reinvestment of dividends and distributions	6,724	97,724
Shares issued in merger	26,302	407,417
Shares reacquired	(67,760)	(1,023,935)

Net increase (decrease) in shares outstanding	(4,992)	$(75,368)

Year ended September 30, 2018:
Shares sold	60,737	$980,875
Shares issued in reinvestment of dividends and distributions	3,582	56,555
Shares reacquired	(19,869)	(320,405)

Net increase (decrease) in shares outstanding	44,450	$717,025

Class Z
Year ended September 30, 2019:
Shares sold	2,794,553	$42,785,407
Shares issued in reinvestment of dividends and distributions	749,485	10,989,961
Shares issued in merger	718,839	11,213,890
Shares reacquired	(4,571,985)	(69,197,141)

Net increase (decrease) in shares outstanding before conversion	(309,108)	(4,207,883)
Shares issued upon conversion from other share class(es)	276,693	4,223,670
Shares reacquired upon conversion into other share class(es)	(11,803)	(181,991)

Net increase (decrease) in shares outstanding	(44,218)	$(166,204)

Year ended September 30, 2018:
Shares sold	3,912,312	$63,303,416
Shares issued in reinvestment of dividends and distributions	471,527	7,499,899
Shares reacquired	(2,121,228)	(34,174,419)

Net increase (decrease) in shares outstanding before conversion	2,262,611	36,628,896
Shares issued upon conversion from other share class(es)	176,101	2,840,247
Shares reacquired upon conversion into other share class(es)	(30,366)	(485,580)

Net increase (decrease) in shares outstanding	2,408,346	$38,983,563

PGIM Balanced Fund	125

Notes to Financial Statements (continued)

Class R6	Shares	Amount
Year ended September 30, 2019:
Shares sold	2,158,204	$33,207,885
Shares issued in reinvestment of dividends and distributions	45,074	671,801
Shares issued in merger	4,823	75,233
Shares reacquired	(187,063)	(2,875,007)

Net increase (decrease) in shares outstanding before conversion	2,021,038	31,079,912
Shares issued upon conversion from other share class(es)	11,291	170,595

Net increase (decrease) in shares outstanding	2,032,329	$31,250,507

Period ended September 30, 2018*:
Shares sold	149,589	$2,452,124
Shares issued in reinvestment of dividends and distributions	360	5,871
Shares reacquired	(2,881)	(47,238)

Net increase (decrease) in shares outstanding before conversion	147,068	2,410,757
Shares issued upon conversion from other share class(es)	4,604	73,859

Net increase (decrease) in shares outstanding	151,672	$2,484,616

*	Commencement of offering was November 28, 2017.

7. Borrowings

The Company, on behalf of the Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Series’ portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate of 1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Subsequent to the reporting period end, the SCA has been renewed effective October 3, 2019 and will continue to provide a commitment of $900 million through October 1, 2020. The commitment fee paid by the Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain

126

benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Series utilized the SCA during the year ended September 30, 2019. The average daily balance for the 8 days that the Series had loans outstanding during the period was approximately $5,606,625, borrowed at a weighted average interest rate of 3.70%. The maximum loan outstanding amount during the period was $8,135,000. At September 30, 2019, the Series did not have an outstanding loan amount.

8. Risks of Investing in the Series

The Series’ risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Series’ holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Series for redemption before it matures and the Series may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Series. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Series will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Series. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Series’ derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Series.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Series invests could go down. The Series’ holdings can vary significantly from broad market indexes and the performance of the Series can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

PGIM Balanced Fund	127

Notes to Financial Statements (continued)

Foreign Securities Risk: The Series’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Series may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Series’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Series may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Series’ holdings may fall sharply. This is referred to as “extension risk. The Series may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Series’ investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Liquidity Risk: The Series may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Series are difficult to purchase or sell. Liquidity risk includes the risk that the Series may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Series is forced to sell these investments to pay redemption proceeds or for other reasons, the Series may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Series may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Series’ value or prevent the Series from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Series’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Series fall, the value of an investment in the Series will decline. Additionally, the Series may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Series has unsettled or open transactions defaults.

128

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

9. Reorganization

On December 6, 2018, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of PGIM Conservative Allocation Fund and PGIM Moderate Allocation Fund (the “Merged Funds”) for shares of PGIM Balanced Fund (the “Acquiring Fund”) and the assumption of the liabilities of the Merged Funds respectively. Shareholders approved the Plan at a meeting on May 7, 2019 and the reorganization took place on June 21, 2019.

On the reorganization date, the Merged Funds had the following total investment cost and value, representing the principal assets acquired by the Acquiring Fund:

Merged Fund	Total Investment Value	Total Investment Cost
PGIM Conservative Allocation Fund	$110,241,907	$108,443,357
PGIM Moderate Allocation Fund	134,209,519	131,966,240

The purpose of the transaction was to combine three portfolios with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on June 21, 2019:

Merged Funds				Acquiring Fund
PGIM Conservative Allocation Fund		PGIM Moderate Allocation Fund		PGIM Balanced Fund
Class	Shares	Class	Shares	Class	Shares	Value
A	8,333,171	A	11,190,291	A	13,647,113	$211,257,317
B	306,871	B	589,235	B	619,146	9,646,297
C	1,713,024	C	1,518,623	C	2,227,999	34,712,221
R	18,458	R	19,263	R	26,302	407,417
Z	770,838	Z	266,005	Z	718,839	11,213,890
R6	5,997	R6	970	R6	4,823	75,233

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received form the Merged Funds were carried forward to reflect the tax-free status of the acquisition.

PGIM Balanced Fund	129

Notes to Financial Statements (continued)

The net assets and net unrealized appreciation on investments immediately before the acquisition were as follows:

Merged Funds						Acquiring Fund
PGIM Conservative Allocation Fund			PGIM Moderate Allocation Fund			PGIM Balanced Fund
Class	Net Assets	Unrealized Appreciation on Investments	Class	Net Assets	Unrealized Appreciation on Investments	Class	Net Assets
A	89,456,593	$1,343,218	A	121,800,724	$1,850,027	A	375,368,904
B	3,279,316	49,237	B	6,366,981	96,684	B	6,896,442
C	18,312,914	277,216	C	16,399,307	249,254	C	78,883,539
R	199,217	2,991	R	208,200	3,162	R	1,705,767
Z	8,319,813	124,917	Z	2,894,077	43,992	Z	168,501,849
R6	64,683	971	R6	10,550	160	R6	24,534,008

Assuming the acquisition had been completed on October 1, 2018, the Acquiring Fund’s unaudited pro forma results of operations for the year ended September 30, 2019 would have been as follows:

Acquiring Fund	Net investment income(a)	Net realized and unrealized gain on investments(b)	Net increase in net assets resulting from operations
PGIM Balanced Fund	$15,422,204	$7,042,789	$22,464,993

(a)

Net investment income as reported in the Statement of Operations (year ended September 30, 2019) of the Acquiring Fund, plus net investment income from the Merged Funds pre-merger as follows: PGIM Conservative Allocation Fund $2,220,902 and PGIM Moderate Allocation Fund $2,210,401.

(b)

Net realized and unrealized gain on investments as reported in the Statement of Operations (year ended September 30, 2019) of the Acquiring Fund, plus net realized and unrealized gain (loss) on investments from the Merged Funds pre-merger as follows: PGIM Conservative Allocation Fund $1,628,275 and PGIM Moderate Allocation Fund $(917,942).

Since both the Merged Funds and the Acquiring Fund sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment Funds had been managed as a single integrated portfolio since the aquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Funds that have been included in the Acquiring Fund’s Statement of Operations since June 21, 2019.

130

10. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. The Manager has adopted the amendments and reflected them in the Series’ financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Series’ policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

PGIM Balanced Fund	131

Financial Highlights

Class A Shares
	Year Ended September 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.38	$15.93	$14.99	$14.67	$16.45
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.19	0.17	0.18	0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.04	1.15	1.43	1.25	(0.09)
Total from investment operations	0.28	1.34	1.60	1.43	0.09
Less Dividends and Distributions:
Dividends from net investment income	(0.25)	(0.20)	(0.18)	(0.19)	(0.33)
Distributions from net realized gains	(0.80)	(0.69)	(0.48)	(0.92)	(1.54)
Total dividends and distributions	(1.05)	(0.89)	(0.66)	(1.11)	(1.87)
Net asset value, end of year	$15.61	$16.38	$15.93	$14.99	$14.67
Total Return(b):	2.28%	8.66%	10.99%	10.15%	0.17%

Ratios/Supplemental Data:
Net assets, end of year (000)	$590,383	$360,798	$343,550	$324,422	$295,456
Average net assets (000)	$416,723	$352,124	$332,088	$308,458	$309,664
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.00%	1.12%	1.18%	1.23%	1.23%
Expenses before waivers and/or expense reimbursement	1.16%	1.17%	1.20%	1.25%	1.25%
Net investment income (loss)	1.58%	1.22%	1.11%	1.23%	1.16%
Portfolio turnover rate(e)(f)	128%	145%	180%	230%	216%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	The Series accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

132

Class B Shares
	Year Ended September 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.47	$16.02	$15.08	$14.75	$16.45
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.04	0.06	0.08	0.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.04	1.15	1.43	1.25	(0.09)
Total from investment operations	0.13	1.19	1.49	1.33	(0.02)
Less Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.05)	(0.07)	(0.08)	(0.14)
Distributions from net realized gains	(0.80)	(0.69)	(0.48)	(0.92)	(1.54)
Total dividends and distributions	(0.88)	(0.74)	(0.55)	(1.00)	(1.68)
Net asset value, end of year	$15.72	$16.47	$16.02	$15.08	$14.75
Total Return(b):	1.31%	7.62%	10.16%	9.41%	(0.49)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$15,162	$9,374	$11,040	$12,101	$12,376
Average net assets (000)	$10,197	$10,376	$11,624	$12,405	$14,068
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	2.01%	2.07%	1.88%	1.93%	1.93%
Expenses before waivers and/or expense reimbursement	2.12%	2.13%	1.90%	1.95%	1.95%
Net investment income (loss)	0.58%	0.26%	0.41%	0.54%	0.46%
Portfolio turnover rate(e)(f)	128%	145%	180%	230%	216%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	The Series accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Balanced Fund	133

Financial Highlights (continued)

Class C Shares
	Year Ended September 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.48	$16.02	$15.08	$14.74	$16.45
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.08	0.06	0.08	0.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.04	1.16	1.43	1.26	(0.10)
Total from investment operations	0.17	1.24	1.49	1.34	(0.03)
Less Dividends and Distributions:
Dividends from net investment income	(0.14)	(0.09)	(0.07)	(0.08)	(0.14)
Distributions from net realized gains	(0.80)	(0.69)	(0.48)	(0.92)	(1.54)
Total dividends and distributions	(0.94)	(0.78)	(0.55)	(1.00)	(1.68)
Net asset value, end of year	$15.71	$16.48	$16.02	$15.08	$14.74
Total Return(b):	1.62%	7.92%	10.16%	9.49%	(0.56)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$108,958	$89,949	$74,527	$57,448	$30,093
Average net assets (000)	$92,047	$82,930	$66,532	$43,525	$26,353
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.73%	1.81%	1.88%	1.93%	1.93%
Expenses before waivers and/or expense reimbursement	1.84%	1.87%	1.90%	1.95%	1.95%
Net investment income (loss)	0.87%	0.52%	0.41%	0.53%	0.47%
Portfolio turnover rate(e)(f)	128%	145%	180%	230%	216%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	The Series accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

134

Class R Shares
	Year Ended September 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.38	$15.94	$15.00	$14.68	$16.43
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.11	0.14	0.15	0.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.05	1.14	1.43	1.25	(0.09)
Total from investment operations	0.22	1.25	1.57	1.40	0.06
Less Dividends and Distributions:
Dividends from net investment income	(0.16)	(0.12)	(0.15)	(0.16)	(0.27)
Distributions from net realized gains	(0.80)	(0.69)	(0.48)	(0.92)	(1.54)
Total dividends and distributions	(0.96)	(0.81)	(0.63)	(1.08)	(1.81)
Net asset value, end of year	$15.64	$16.38	$15.94	$15.00	$14.68
Total Return(b):	1.85%	8.07%	10.77%	9.93%	0.02%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,047	$2,226	$1,457	$723	$553
Average net assets (000)	$1,959	$1,837	$947	$739	$528
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.45%	1.63%	1.38%	1.43%	1.43%
Expenses before waivers and/or expense reimbursement	2.16%	2.88%	1.65%	1.70%	1.70%
Net investment income (loss)	1.14%	0.71%	0.92%	1.04%	0.96%
Portfolio turnover rate(e)(f)	128%	145%	180%	230%	216%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	The Series accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Balanced Fund	135

Financial Highlights (continued)

Class Z Shares
	Year Ended September 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.49	$16.04	$15.09	$14.75	$16.57
Income (loss) from investment operations:
Net investment income (loss)	0.29	0.24	0.22	0.22	0.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.04	1.15	1.43	1.27	(0.10)
Total from investment operations	0.33	1.39	1.65	1.49	0.13
Less Dividends and Distributions:
Dividends from net investment income	(0.29)	(0.25)	(0.22)	(0.23)	(0.41)
Distributions from net realized gains	(0.80)	(0.69)	(0.48)	(0.92)	(1.54)
Total dividends and distributions	(1.09)	(0.94)	(0.70)	(1.15)	(1.95)
Net asset value, end of year	$15.73	$16.49	$16.04	$15.09	$14.75
Total Return(b):	2.59%	8.91%	11.32%	10.57%	0.41%

Ratios/Supplemental Data:
Net assets, end of year (000)	$174,033	$183,204	$139,497	$92,562	$63,516
Average net assets (000)	$172,091	$156,026	$118,555	$79,518	$59,423
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.75%	0.82%	0.88%	0.93%	0.93%
Expenses before waivers and/or expense reimbursement	0.86%	0.88%	0.90%	0.95%	0.95%
Net investment income (loss)	1.86%	1.52%	1.41%	1.53%	1.45%
Portfolio turnover rate(e)(f)	128%	145%	180%	230%	216%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	The Series accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

136

Class R6 Shares
	Year Ended September 30, 2019	November 28, 2017(a) through September 30, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$16.50	$16.48
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.05	0.73
Total from investment operations	0.35	0.96
Less Dividends and Distributions:
Dividends from net investment income	(0.31)	(0.25)
Distributions from net realized gains	(0.80)	(0.69)
Total dividends and distributions	(1.11)	(0.94)
Net asset value, end of period	$15.74	$16.50
Total Return(c):	2.69%	6.10%

Ratios/Supplemental Data:
Net assets, end of period (000)	$34,369	$2,502
Average net assets (000)	$16,501	$295
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.65%	0.67%	(e)
Expenses before waivers and/or expense reimbursement	0.83%	11.39%	(e)
Net investment income (loss)	1.96%	1.73%	(e)
Portfolio turnover rate(f)(g)	128%	145%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)	The Series accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Balanced Fund	137

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Balanced Fund and Board of Directors

Prudential Investment Portfolios, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Balanced Fund, a series of Prudential Investment Portfolios, Inc., (the Fund), including the schedule of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2019, and the related notes (collectively, the financial statements) and the financial highlights for the years or period indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended September 30, 2019, and the financial highlights for the years or period indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

November 15, 2019

138

Tax Information (unaudited)

We are advising you that during the fiscal year ended September 30, 2019, the Series reported the maximum amount allowed per share, but not less than $.63 for Class A, B, C, R, Z, and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended September 30, 2019, the Series reports in the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income distributions paid as 1) qualified dividend income (QDI), and 2) eligible for corporate dividends received deduction (“DRD”) and 3) interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code (“IR”):

	QDI	DRD	IR
PGIM Balanced Fund	59.01%	51.60%	30.72%

In January 2020, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2019.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 3.29% of the ordinary income dividends paid qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

PGIM Balanced Fund	139

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Balanced Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Balanced Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Balanced Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

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Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Balanced Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Balanced Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreements with each of QMA LLC (“QMA”) and PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit. In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 30, 2019 and on June 11-13, 2019 and approved the renewal of the agreements through July 31, 2020, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, QMA and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information

[1]	PGIM Balanced Fund is a series of The Prudential Investment Portfolios, Inc.
[2]

Grace C. Torres was an Interested Director of the Fund at the time the Board considered and approved the renewal of the Fund’s advisory agreements, but has since become an Independent Director of the Fund.

PGIM Balanced Fund

Approval of Advisory Agreements (continued)

provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 30, 2019 and on June 11-13, 2019.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and each of QMA and PGIM, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, QMA and PGIM Fixed Income. The Board noted that both QMA and PGIM Fixed Income are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA and PGIM Fixed Income, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, QMA and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of the QMA and PGIM Fixed Income portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information

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pertaining to PGIM Investments’, QMA’s and PGIM Fixed Income’s organizational structures, senior management, investment operations, and other relevant information pertaining to PGIM Investments, QMA and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments, QMA and PGIM Fixed Income.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by each of QMA and PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, QMA and PGIM Fixed Income under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Balanced Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, QMA and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, QMA, PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by QMA and PGIM Fixed Income included their ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, QMA and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2018.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2018. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	1st Quartile	2nd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the ten-year period, though it underperformed over the one-, three- and five-year periods.
•	The Board noted information provided by PGIM Investments indicating that the Fund outperformed its benchmark index for seven out of the past ten calendar years.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.00% for Class A shares and 0.65% for Class R6 shares, and to enhance the existing contractual expense cap for Class R shares by reducing the cap for Class R shares from 1.63% to 1.47% through January 31, 2021.

•

The Board and PGIM Investments also agreed to implement a new contractual expense cap, which (exclusive of certain fees and expenses), caps total annual operating expenses at 1.97% for Class B shares through January 31, 2021.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Balanced Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	QMA LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Balanced Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends (as of the third month of the Fund’s fiscal quarter for reporting periods on or after September 30, 2019) will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM BALANCED FUND

SHARE CLASS	A	B	C	R	Z	R6
NASDAQ	PIBAX	PBFBX	PABCX	PALRX	PABFX	PIBQX
CUSIP	74437E883	74437E875	74437E867	74437E636	74437E859	74437E461

MF185E

PGIM JENNISON EQUITY OPPORTUNITY FUND

ANNUAL REPORT

SEPTEMBER 30, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Long-term growth of capital

Highlights (unaudited)

•	Markets were highly volatile in the reporting period.

•	In the index, defensive sectors like utilities, real estate, and consumer staples posted the largest gains. Energy was the worst performing sector, followed distantly by health care.

•	Individual Fund holdings with strong performance during the reporting period included Summit Materials, YETI Holdings, WalMart, Mondelez International, and Barrick Gold.

•	The largest detractors from total Fund return during the reporting period were Concho Resources, Tapestry, BlackBerry, Qurate Retail, and Cigna.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2019 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM Jennison Equity Opportunity Fund	3

This Page Intentionally Left Blank

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Equity Opportunity Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2019.

While the US economy remained healthy, with rising corporate profits and strong job growth, the Federal Reserve cut interest rates late in the period for the first time since the Great Recession more than a decade ago. After nine rate increases in recent years, the cut was a proactive attempt by the Fed to extend the longest domestic economic expansion on record as growth in many other regions weakened. China in particular showed signs of slowing amid trade tensions with the US, and turmoil in the United Kingdom continued as it negotiated an exit from the European Union.

Despite the growing US economy, volatility returned to the equity markets during the period. After corporate tax cuts and regulatory reforms helped boost US stocks early in the period, equities declined significantly at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year. For the period overall, large-cap US equities rose while small-cap US stocks fell. Stocks also declined in developed foreign and emerging markets.

The overall US bond market posted strong returns during the period on a significant rally in interest rates that saw the 10-year US Treasury yield decline from around 3% to 2%. Investment grade corporate bonds led the way with a double-digit gain, while corporate high yield and municipal bonds each had a high single-digit return. Globally, bonds in developed markets delivered solid returns, while emerging markets debt also posted positive results. A continuing trend during the period was the inversion of a portion of the US Treasury yield curve, as the yield on certain shorter maturities exceeded the yield on the 10-year bond.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Equity Opportunity Fund

November 15, 2019

PGIM Jennison Equity Opportunity Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/19 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–15.07	3.78	9.01	—
Class B	–14.61	4.00	8.81	—
Class C	–11.50	4.21	8.87	—
Class R	–10.53	4.63	9.35	—
Class Z	–9.86	5.27	9.96	—
Class R6	–10.08	N/A	N/A	4.88 (11/25/14)
S&P 500 Index
	4.25	10.83	13.23	—

	Average Annual Total Returns as of 9/30/19 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–10.13	4.96	9.63	—
Class B	–11.00	4.11	8.81	—
Class C	–10.78	4.21	8.87	—
Class R	–10.53	4.63	9.35	—
Class Z	–9.86	5.27	9.96	—
Class R6	–10.08	N/A	N/A	4.88 (11/25/14)
S&P 500 Index
	4.25	10.83	13.23	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period (September 30, 2009) and the account values at the end of the current fiscal year (September 30, 2019) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the inception date of Class R6 shares.

PGIM Jennison Equity Opportunity Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr.1) 4.00% (Yr.2) 3.00% (Yr.3) 2.00% (Yr.4) 1.00% (Yr.5) 1.00% (Yr.6) 0.00% (Yr.7)	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	1.00%	0.75% (0.50% currently)	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 10.06%.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

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Presentation of Fund Holdings as of 9/30/19

Ten Largest Holdings	Line of Business	% of Net Assets
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	3.4%
Microsoft Corp.	Software	2.7%
Barrick Gold Corp. (Canada)	Metals & Mining	2.4%
Walmart, Inc.	Food & Staples Retailing	2.3%
United Technologies Corp.	Aerospace & Defense	2.1%
Mondelez International, Inc. (Class A Stock)	Food Products	2.1%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	1.9%
Chubb Ltd.	Insurance	1.9%
Delta Air Lines, Inc.	Airlines	1.9%
Liberty Global PLC (Class C Stock) (United Kingdom)	Media	1.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

PGIM Jennison Equity Opportunity Fund	9

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Equity Opportunity Fund’s Class Z shares returned -9.86% in the 12-month reporting period that ended September 30, 2019, underperforming the 4.25% return of the S&P 500 Index (the Index).

What was the market environment?

•

Equity markets were highly volatile during the reporting period. Initially, global economic growth was accelerating, US employment was strengthening, and lower US corporate tax rates were helping to boost wages and capital spending. Given the constructive macroeconomic landscape, investors overlooked uncertainty created by White House trade and other policy initiatives.

•

An abrupt sell-off in late 2018 reflected mounting investor concerns about the rising risk of a major trade war with China, the pace of US economic growth, decelerating expansion in non-US economies, US interest rate increases and their effect on US growth, the state of US alliances with other major trading partners, and discord and uncertainty about domestic policy.

•

US equity markets subsequently rebounded early in 2019 as the Federal Reserve signaled a pause in federal funds rate hikes, corporate earnings reports generally indicated continued strength, and sentiment grew that trade friction would be resolved.

•	Markets fell again as the period ended on a re-escalation of trade tension.

•	Within the Index, defensive sectors like utilities, real estate, and consumer staples posted the largest gains. Energy was the worst-performing sector, followed distantly by health care.

What worked?

Individual Fund holdings with strong performance during the reporting period included:

•

Summit Materials Inc.—which supplies aggregates, cement, and other construction materials—reported financial results during the period that were broadly positive with better pricing, cost controls, and volume growth. Jennison expects pricing trends to continue improving, driving margin expansion, and also finds Summit attractively valued, believing it is well leveraged to an uptick in infrastructure spending.

•

YETI Holdings Inc. is a designer, marketer, distributor, and retailer of premium products within the outdoor recreation market. Jennison invested in the company for its innovative and expanding brand with opportunities for significant gross margin expansion. Jennison also liked initiatives management had taken to strengthen demand forecasting, supply-chain management, and brand positioning. The position was eliminated in March 2019, as Jennison believed the company was fully valued after strong share price performance.

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•

WalMart Inc. reported strong second-quarter financial results that beat consensus estimates despite sizeable industry headwinds—tariffs, recession fears, and weather issues. Jennison liked the company’s double-digit growth potential in its private label and e-commerce segments. Not only was management focused on global cost-cutting opportunities, including rolling out a cost-analytics program to each country and reinvesting savings in other categories, but it also expanded its capabilities in digitally developed private consumer brands, while repositioning itself in China to capitalize on growth.

•

Mondelez International Inc. manufactures and sells snack foods and beverage products worldwide. Its brands include Cadbury, Milka, and Toblerone chocolates; Oreo, belVita, and LU biscuits; Halls candies; Trident gums; and Tang powdered beverages. Shares benefited from organic sales growth, cost-saving divestments, and innovative initiatives. Those initiatives included expansion into emerging markets and digital projects, such as partnerships with Google and China’s Alibaba Group Holding. In Jennison’s view, management demonstrated the ability to expand the company’s customer base.

•

Barrick Gold Corp., along with other miners, benefited from a combination of trade uncertainty, volatility, and an increasing investor appetite for safe-haven assets. Jennison remained bullish on production, cost control, and capital expenditures.

What didn’t work?

The largest detractors from total Fund return during the reporting period were:

•

Shares of oil & gas exploration & production firm Concho Resources Inc. underperformed during the period as it missed production estimates and reduced oil growth guidance. The company also announced plans to defer around 50 well completions into 2020 to prioritize capital discipline. Jennison eliminated the position in August 2019.

•

Apparel accessories & luxury goods maker Tapestry Inc. underperformed during the period after its operating profits missed estimates due to poor execution and lackluster performance from its Kate Spade brand. Jennison continued to view the potential long-term reward-to-risk as favorable.

•

BlackBerry Ltd.’s first-quarter results were in line with expectations, although its revenue mix was disappointing as Enterprise Software was weak. Jennison viewed BlackBerry Technology Solutions as the future growth engine and liked its transition to a software company.

•

Qurate Retail Inc. (formerly known as Liberty Interactive) is a media conglomerate comprising seven leading retail brands—QVC, HSN, Zulily, Ballard Designs, Frontgate, Garnet Hill, and Grandin Road. All are dedicated to providing a shopping experience beyond transactional e-commerce or traditional brick-and-mortar stores. Earnings were mixed during the period, with solid revenue and customer performance offset by weaker

PGIM Jennison Equity Opportunity Fund	11

Strategy and Performance Overview (continued)

margins. QVC and HSN performed better than expected, despite weakness internationally. As the company repositions its business, Jennison expects modest growth across the portfolio with investments to position itself for a digital future, synergy realization, and commitment to capital returns.

•

Global health care provider Cigna Corp. offers preferred provider organization, health maintenance organization, point-of-service, indemnity, consumer-directed, dental, vision, pharmacy, and behavioral health care plans. It also sells group accident, life, and disability insurance. Internationally, the company sells life, accident, and health insurance in parts of Europe and Asia. Jennison expects Cigna’s merger with Express Scripts to generate earnings accretion. Poor share price performance reflected uncertainty about the effects of a Centers for Medicare and Medicaid Services Medicare rebate proposal.

Current outlook

•

The Fund’s fundamentals seem favorable when compared to the two areas of the market that led performance during the past 18 months—defensive names (e.g., utilities and large-cap pharmaceutical and device companies) as well as large-cap growth and momentum stocks.

•	Jennison continues to see investors pay an excessive premium for both low-risk/high-dividend defensive businesses, along with large-cap, secular growth companies.

•

Fund positioning versus Jennison’s broad market index is determined through proprietary research and disciplined reward-versus-risk analysis on each unique portfolio holding, based on Jennison’s estimates of a company’s forward fundamentals and downside risk should an investment thesis not play out. As a result, Jennison is currently overweight in value and cyclical opportunities, as well as small- and mid-cap companies.

•	With respect to sector allocation, Jennison is underweight in technology, health care, and communication services and overweight in materials, industrials, and consumer discretionary.

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The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings during the reporting period.

Top contributors (%)		Top detractors (%)
Summit Materials	0.76	Concho Resources	–0.99
YETI Holdings	0.65	Tapestry	–0.87
WalMart	0.50	BlackBerry	–0.81
Mondelez International	0.49	Qurate Retail	–0.59
Barrick Gold	0.47	Cigna	–0.50

PGIM Jennison Equity Opportunity Fund	13

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended September 30, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

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and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Equity Opportunity Fund		Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$985.50	1.13%	$5.62
	Hypothetical	$1,000.00	$1,019.40	1.13%	$5.72
Class B	Actual	$1,000.00	$980.50	2.03%	$10.08
	Hypothetical	$1,000.00	$1,014.89	2.03%	$10.25
Class C	Actual	$1,000.00	$982.20	1.90%	$9.44
	Hypothetical	$1,000.00	$1,015.54	1.90%	$9.60
Class R	Actual	$1,000.00	$983.70	1.53%	$7.61
	Hypothetical	$1,000.00	$1,017.40	1.53%	$7.74
Class Z	Actual	$1,000.00	$987.40	0.82%	$4.09
	Hypothetical	$1,000.00	$1,020.96	0.82%	$4.15
Class R6	Actual	$1,000.00	$984.40	0.86%	$4.28
	Hypothetical	$1,000.00	$1,020.76	0.86%	$4.36

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2019, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Jennison Equity Opportunity Fund	15

Schedule of Investments

as of September 30, 2019

Description	Shares	Value
LONG-TERM INVESTMENTS 94.9%

COMMON STOCKS

Aerospace & Defense 5.9%
Airbus SE (France)	22,254	$2,889,213
Boeing Co. (The)	11,251	4,280,668
Parsons Corp.*	78,276	2,581,542
United Technologies Corp.	39,834	5,438,138

		15,189,561

Airlines 1.9%
Delta Air Lines, Inc.	84,900	4,890,240

Banks 3.6%
Citigroup, Inc.	48,357	3,340,502
Pinnacle Financial Partners, Inc.	61,704	3,501,702
Wells Fargo & Co.(a)	47,462	2,393,983

		9,236,187

Biotechnology 1.6%
Alexion Pharmaceuticals, Inc.*	18,520	1,813,849
BioMarin Pharmaceutical, Inc.*	35,301	2,379,287

		4,193,136

Capital Markets 4.8%
Goldman Sachs Group, Inc. (The)	20,381	4,223,555
Moelis & Co. (Class A Stock)	105,665	3,471,095
Morgan Stanley	109,698	4,680,814

		12,375,464

Communications Equipment 0.8%
Nokia OYJ (Finland), ADR(a)	409,576	2,072,455

Construction & Engineering 0.6%
Arcosa, Inc.(a)	46,237	1,581,768

Construction Materials 1.3%
Summit Materials, Inc. (Class A Stock)*	149,714	3,323,651

See Notes to Financial Statements.

PGIM Jennison Equity Opportunity Fund	17

Schedule of Investments (continued)

as of September 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Diversified Consumer Services 2.5%
Houghton Mifflin Harcourt Co.*	456,115	$2,431,093
Laureate Education, Inc. (Class A Stock)*	241,445	4,001,951

		6,433,044

Electric Utilities 1.2%
Edison International	38,793	2,925,768

Electrical Equipment 1.3%
Emerson Electric Co.	34,098	2,279,792
GrafTech International Ltd.	79,626	1,019,213

		3,299,005

Electronic Equipment, Instruments & Components 1.3%
FLIR Systems, Inc.	62,596	3,291,924

Energy Equipment & Services 1.4%
TechnipFMC PLC (United Kingdom)	150,926	3,643,354

Entertainment 3.7%
Spotify Technology SA*	21,158	2,412,012
Viacom, Inc. (Class B Stock)	169,789	4,080,030
Walt Disney Co. (The)	22,094	2,879,290

		9,371,332

Equity Real Estate Investment Trusts (REITs) 3.1%
CoreCivic, Inc.	198,085	3,422,909
Weyerhaeuser Co.	164,142	4,546,733

		7,969,642

Food & Staples Retailing 2.3%
Walmart, Inc.	48,951	5,809,505

Food Products 2.1%
Mondelez International, Inc. (Class A Stock)	97,962	5,419,258

Health Care Providers & Services 2.9%
Cigna Corp.	25,998	3,946,236
Humana, Inc.	13,976	3,573,244

		7,519,480

See Notes to Financial Statements.

18

Description	Shares	Value
COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure 7.0%
Extended Stay America, Inc., UTS	211,164	$3,091,441
International Game Technology PLC	311,261	4,423,019
MGM Resorts International	167,961	4,655,879
Playa Hotels & Resorts NV*	360,497	2,822,691
SeaWorld Entertainment, Inc.*	115,635	3,043,513

		18,036,543

Insurance 3.6%
Brighthouse Financial, Inc.*	26,293	1,064,078
Chubb Ltd.	30,725	4,960,244
MetLife, Inc.	68,388	3,225,178

		9,249,500

Interactive Media & Services 5.3%
Alphabet, Inc. (Class C Stock)*	7,067	8,614,673
Facebook, Inc. (Class A Stock)*	27,914	4,970,925

		13,585,598

Internet & Direct Marketing Retail 0.6%
Qurate Retail, Inc. (Class A Stock)*	140,019	1,444,296

IT Services 1.1%
Verra Mobility Corp.*	199,881	2,868,292

Machinery 1.2%
Trinity Industries, Inc.	153,934	3,029,421

Media 3.6%
Comcast Corp. (Class A Stock)	97,900	4,413,332
Liberty Global PLC (United Kingdom) (Class C Stock)*	198,931	4,732,569

		9,145,901

Metals & Mining 4.1%
Agnico Eagle Mines Ltd. (Canada)	47,028	2,521,171
Barrick Gold Corp. (Canada)	356,687	6,181,386
Lundin Mining Corp. (Chile)	408,912	1,922,875

		10,625,432

Oil, Gas & Consumable Fuels 5.4%
Diamondback Energy, Inc.	39,195	3,524,022

See Notes to Financial Statements.

PGIM Jennison Equity Opportunity Fund	19

Schedule of Investments (continued)

as of September 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
Noble Energy, Inc.	117,550	$2,640,173
Valero Energy Corp.	52,274	4,455,836
WPX Energy, Inc.*	314,441	3,329,930

		13,949,961

Pharmaceuticals 3.4%
AstraZeneca PLC (United Kingdom), ADR	90,257	4,022,754
Bristol-Myers Squibb Co.	92,011	4,665,878

		8,688,632

Professional Services 0.7%
Nielsen Holdings PLC	85,991	1,827,309

Road & Rail 1.4%
Union Pacific Corp.	22,434	3,633,859

Semiconductors & Semiconductor Equipment 5.6%
Lam Research Corp.	12,082	2,792,271
NVIDIA Corp.	17,777	3,094,442
ON Semiconductor Corp.*	103,984	1,997,533
QUALCOMM, Inc.	49,763	3,795,921
Silicon Laboratories, Inc.*	22,919	2,552,031

		14,232,198

Software 6.0%
BlackBerry Ltd. (Canada)*(a)	405,866	2,130,796
Microsoft Corp.	49,735	6,914,657
Teradata Corp.*	118,106	3,661,286
Verint Systems, Inc.*	63,870	2,732,359

		15,439,098

Textiles, Apparel & Luxury Goods 1.3%
Tapestry, Inc.	125,342	3,265,159

Tobacco 1.4%
Philip Morris International, Inc.	48,557	3,686,933

See Notes to Financial Statements.

20

Description	Shares	Value
COMMON STOCKS (Continued)

Trading Companies & Distributors 0.9%
Beacon Roofing Supply, Inc.*	69,066	$2,315,783

TOTAL LONG-TERM INVESTMENTS (cost $225,145,471)		243,568,689

SHORT-TERM INVESTMENTS 7.3%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	14,253,567	14,253,567
PGIM Institutional Money Market Fund (cost $4,619,401; includes $4,604,475 of cash collateral for securities on loan)(b)(w)	4,618,818	4,619,279

TOTAL SHORT-TERM INVESTMENTS (cost $18,872,968)		18,872,846

TOTAL INVESTMENTS 102.2% (cost $244,018,439)		262,441,535
Liabilities in excess of other assets (2.2)%		(5,727,636)

NET ASSETS 100.0%		$256,713,899

Below is a list of the abbreviation(s) used in the annual report:

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

UTS—Unit Trust Security

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $4,501,106; cash collateral of $4,604,475 (included in liabilities) was received with which the Series purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Series, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM Jennison Equity Opportunity Fund	21

Schedule of Investments (continued)

as of September 30, 2019

The following is a summary of the inputs used as of September 30, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$12,300,348	$2,889,213	$—
Airlines	4,890,240	—	—
Banks	9,236,187	—	—
Biotechnology	4,193,136	—	—
Capital Markets	12,375,464	—	—
Communications Equipment	2,072,455	—	—
Construction & Engineering	1,581,768	—	—
Construction Materials	3,323,651	—	—
Diversified Consumer Services	6,433,044	—	—
Electric Utilities	2,925,768	—	—
Electrical Equipment	3,299,005	—	—
Electronic Equipment, Instruments & Components	3,291,924	—	—
Energy Equipment & Services	3,643,354	—	—
Entertainment	9,371,332	—	—
Equity Real Estate Investment Trusts (REITs)	7,969,642	—	—
Food & Staples Retailing	5,809,505	—	—
Food Products	5,419,258	—	—
Health Care Providers & Services	7,519,480	—	—
Hotels, Restaurants & Leisure	18,036,543	—	—
Insurance	9,249,500	—	—
Interactive Media & Services	13,585,598	—	—
Internet & Direct Marketing Retail	1,444,296	—	—
IT Services	2,868,292	—	—
Machinery	3,029,421	—	—
Media	9,145,901	—	—
Metals & Mining	10,625,432	—	—
Oil, Gas & Consumable Fuels	13,949,961	—	—
Pharmaceuticals	8,688,632	—	—
Professional Services	1,827,309	—	—
Road & Rail	3,633,859	—	—
Semiconductors & Semiconductor Equipment	14,232,198	—	—
Software	15,439,098	—	—
Textiles, Apparel & Luxury Goods	3,265,159	—	—
Tobacco	3,686,933	—	—
Trading Companies & Distributors	2,315,783	—	—
Affiliated Mutual Funds	18,872,846	—	—

Total	$259,552,322	$2,889,213	$—

See Notes to Financial Statements.

22

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2019 were as follows (unaudited):

Affiliated Mutual Funds (1.8% represents investments purchased with collateral from securities on loan)	7.3%
Hotels, Restaurants & Leisure	7.0
Software	6.0
Aerospace & Defense	5.9
Semiconductors & Semiconductor Equipment	5.6
Oil, Gas & Consumable Fuels	5.4
Interactive Media & Services	5.3
Capital Markets	4.8
Metals & Mining	4.1
Entertainment	3.7
Insurance	3.6
Banks	3.6
Media	3.6
Pharmaceuticals	3.4
Equity Real Estate Investment Trusts (REITs)	3.1
Health Care Providers & Services	2.9
Diversified Consumer Services	2.5
Food & Staples Retailing	2.3
Food Products	2.1
Airlines	1.9
Biotechnology	1.6%
Tobacco	1.4
Energy Equipment & Services	1.4
Road & Rail	1.4
Construction Materials	1.3
Electrical Equipment	1.3
Electronic Equipment, Instruments & Components	1.3
Textiles, Apparel & Luxury Goods	1.3
Machinery	1.2
Electric Utilities	1.2
IT Services	1.1
Trading Companies & Distributors	0.9
Communications Equipment	0.8
Professional Services	0.7
Construction & Engineering	0.6
Internet & Direct Marketing Retail	0.6

102.2
Liabilities in excess of other assets	(2.2)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Series entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(1)	Net Amount
Securities on Loan	$4,501,106	$(4,501,106)	$—

(1)	Collateral amount disclosed by the Series is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Jennison Equity Opportunity Fund	23

Statement of Assets and Liabilities

as of September 30, 2019

Assets
Investments at value, including securities on loan of $4,501,106:
Unaffiliated investments (cost $225,145,471)	$243,568,689
Affiliated investments (cost $18,872,968)	18,872,846
Receivable for investments sold	926,636
Dividends receivable	268,942
Receivable for Series shares sold	208,861
Tax reclaim receivable	204,197
Prepaid expenses and other assets	3,066

Total Assets	264,053,237

Liabilities
Payable to broker for collateral for securities on loan	4,604,475
Payable for Series shares reacquired	1,973,271
Payable for investments purchased	404,423
Accrued expenses and other liabilities	136,040
Management fee payable	135,549
Distribution fee payable	58,447
Affiliated transfer agent fee payable	27,133

Total Liabilities	7,339,338

Net Assets	$256,713,899

Net assets were comprised of:
Common stock, at par	$16,517
Paid-in capital in excess of par	219,344,547
Total distributable earnings (loss)	37,352,835

Net assets, September 30, 2019	$256,713,899

See Notes to Financial Statements.

24

Class A
Net asset value and redemption price per share, ($181,559,217 ÷ 11,617,547 shares of common stock issued and outstanding)	$15.63
Maximum sales charge (5.50% of offering price)	0.91

Maximum offering price to public	$16.54

Class B
Net asset value, offering price and redemption price per share,
($2,786,251 ÷ 230,375 shares of common stock issued and outstanding)	$12.09

Class C
Net asset value, offering price and redemption price per share,
($10,944,933 ÷ 901,087 shares of common stock issued and outstanding)	$12.15

Class R
Net asset value, offering price and redemption price per share,
($2,040,643 ÷ 153,398 shares of common stock issued and outstanding)	$13.30

Class Z
Net asset value, offering price and redemption price per share,
($58,050,702 ÷ 3,533,357 shares of common stock issued and outstanding)	$16.43

Class R6
Net asset value, offering price and redemption price per share,
($1,332,153 ÷ 81,275 shares of common stock issued and outstanding)	$16.39

See Notes to Financial Statements.

PGIM Jennison Equity Opportunity Fund	25

Statement of Operations

Year Ended September 30, 2019

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $30,330 foreign withholding tax)	$6,402,222
Affiliated dividend income	192,510
Income from securities lending, net (including affiliated income of $16,402)	48,003

Total income	6,642,735

Expenses
Management fee	1,992,116
Distribution fee(a)	835,695
Transfer agent’s fees and expenses (including affiliated expense of $168,235)(a)	439,838
Registration fees(a)	84,581
Custodian and accounting fees	81,224
Shareholders’ reports	50,726
Audit fee	24,050
Legal fees and expenses	22,109
Directors’ fees	17,410
Miscellaneous	23,626

Total expenses	3,571,375
Less: Fee waiver and/or expense reimbursement(a)	(20,909)
Distribution fee waiver(a)	(6,261)

Net expenses	3,544,205

Net investment income (loss)	3,098,530

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(533))	18,674,718
Foreign currency transactions	(7,375)

18,667,343

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(122))	(63,860,284)
Foreign currencies	(11,433)

(63,871,717)

Net gain (loss) on investment and foreign currency transactions	(45,204,374)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(42,105,844)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R6
Distribution fee	579,488	36,283	201,141	18,783	—	—
Transfer agent’s fees and expenses	272,887	17,141	24,407	3,463	121,726	214
Registration fees	15,581	14,441	14,441	8,391	17,111	14,616
Fee waiver and/or expense reimbursement	—	(18,258)	—	(2,651)	—	—
Distribution fee waiver	—	—	—	(6,261)	—	—

See Notes to Financial Statements.

26

Statements of Changes in Net Assets

	Year Ended September 30,

	2019	2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,098,530	$3,162,409
Net realized gain (loss) on investment and foreign currency transactions	18,667,343	59,356,391
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(63,871,717)	(8,587,554)

Net increase (decrease) in net assets resulting from operations	(42,105,844)	53,931,246

Dividends and Distributions
Distributions from distributable earnings*
Class A	(28,829,960)	—
Class B	(720,916)	—
Class C	(4,758,944)	—
Class R	(496,144)	—
Class Z	(17,077,466)	—
Class R6	(2,483,158)	—

	(54,366,588)	—

Dividends from net investment income*
Class A		(2,088,750)
Class B		(25,855)
Class C		(172,299)
Class R		(36,612)
Class Z		(1,460,530)
Class R6		(219,570)

	*	(4,003,616)

Distributions from net realized gains*
Class A		(28,302,850)
Class B		(865,699)
Class C		(5,171,433)
Class R		(614,183)
Class Z		(15,099,851)
Class R6		(2,089,917)

	*	(52,143,933)

See Notes to Financial Statements.

PGIM Jennison Equity Opportunity Fund	27

Statements of Changes in Net Assets (continued)

	Year Ended September 30,

	2019		2018
Series share transactions (Net of share conversions)
Net proceeds from shares sold		$28,980,479	$36,627,233
Net asset value of shares issued in reinvestment of dividends and distributions		53,306,093	54,563,324
Cost of shares reacquired		(155,796,738)	(80,122,188)

Net increase (decrease) in net assets from Series share transactions		(73,510,166)	11,068,369

Total increase (decrease)		(169,982,598)	8,852,066

Net Assets:
Beginning of year		426,696,497	417,844,431

End of year(a)		$256,713,899	$426,696,497

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$920,229

*	For the year ended September 30, 2019, the disclosures have been revised to reflect revisions to Regulation S-X adopted by the SEC in 2018 (refer to Note 9).

See Notes to Financial Statements.

28

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a open-end management investment company. The Company consists of three series: PGIM Balanced Fund, PGIM Jennison Equity Opportunity Fund and PGIM Jennison Growth Fund, each of which are diversified funds. These financial statements relate only to the PGIM Jennison Equity Opportunity Fund (the “Series”).

The investment objective of the Series is to achieve long-term growth of capital.

1. Accounting Policies

The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Series’ foreign investments may change on days when investors cannot purchase or redeem Series shares.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of

PGIM Jennison Equity Opportunity Fund	29

Notes to Financial Statements (continued)

Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Series is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates.

30

Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Series has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Series limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Series may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Series’ LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Series’ investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

PGIM Jennison Equity Opportunity Fund	31

Notes to Financial Statements (continued)

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on forward currency transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Company, on behalf of the Series, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Series lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral.

The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned

32

and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Series invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Series becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Series expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PGIM Jennison Equity Opportunity Fund	33

Notes to Financial Statements (continued)

2. Agreements

The Company, on behalf of the Series, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Series. The Manager administers the corporate affairs of the Series and, in connection therewith, furnishes the Series with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Series’ custodian and the Series’ transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Series. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Series, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. The Manager pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.60% of the Series average daily net assets up to $300 million and 0.575% of the average daily net assets of the Series over $300 million. The effective management fee rate before any waivers and/or expense reimbursements was 0.60% for the year ended September 30, 2019.

The Manager has contractually agreed, through January 31, 2021, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 2.03% of average daily net assets for Class B shares and 1.53% of average daily net assets for Class R shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Series expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be

34

recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Series, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R, Class Z and Class R6 shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 1% and 0.75% of the average daily net assets of the Class A, Class B, Class C and Class R shares, respectively. PIMS has contractually agreed through January 31, 2021 to limit such fees to 0.50% of the average daily net assets of Class R shares.

For the year ended September 30, 2019, PIMS received $86,607 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended September 30, 2019, PIMS received $2,791 and $255 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Series’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

PGIM Jennison Equity Opportunity Fund	35

Notes to Financial Statements (continued)

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Company’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Series’ Rule 17a-7 procedures. For the year ended September 30, 2019, no 17a-7 transactions were entered into by the Series.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended September 30, 2019, were $153,413,609 and $289,138,519, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended September 30, 2019, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$2,825,593	$142,649,377	$131,221,403	$—	$—	$14,253,567	14,253,567	$192,510
PGIM Institutional Money Market Fund*
8,057,687	137,849,490	141,287,243	(122)	(533)	4,619,279	4,618,818	16,402	**

$10,883,280	$280,498,867	$272,508,646	$(122)	$(533)	$18,872,846		$208,912

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended September 30, 2019, the tax character of dividends paid by the Series were $12,965,983 of ordinary income and $41,400,605 of long-term capital gains. For the

36

year ended September 30, 2018, the tax character of dividends paid by the Series were $15,890,443 of ordinary income and $40,257,106 of long-term capital gains.

As of September 30, 2019, the accumulated undistributed earnings on a tax basis were $2,224,696 of ordinary income and $18,591,915 of long-term capital gains.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$245,905,311	$42,243,133	$(25,706,909)	$16,536,224

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales.

The Manager has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Series’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended September 30, 2019 are subject to such review.

6. Capital and Ownership

The Series offers Class A, Class B, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a monthly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

PGIM Jennison Equity Opportunity Fund	37

Notes to Financial Statements (continued)

The Company is authorized to issue 6.625 billion shares of common stock at $0.001 par value per shares. There are 1.02 billion shares authorized for the Series equally divided into seven classes, designated Class A, Class B, Class C, Class R, Class Z, Class T and Class R6 common stock, each of which consists of 100 million, 2 million, 25 million, 200 million, 325 million, 50 million and 320 million authorized shares, respectively. The Series currently does not have any Class T shares outstanding.

At reporting period end, three shareholders of record, each holding greater than 5% of the Series, held 48% of the Series’ outstanding shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2019:
Shares sold	391,520	$6,255,286
Shares issued in reinvestment of dividends and distributions	1,931,988	28,187,707
Shares reacquired	(2,605,085)	(42,369,547)

Net increase (decrease) in shares outstanding before conversion	(281,577)	(7,926,554)
Shares issued upon conversion from other share class(es)	814,333	13,395,921
Shares reacquired upon conversion into other share class(es)	(58,122)	(929,477)

Net increase (decrease) in shares outstanding	474,634	$4,539,890

Year ended September 30, 2018:
Shares sold	422,464	$8,471,647
Shares issued in reinvestment of dividends and distributions	1,559,881	29,684,519
Shares reacquired	(1,643,376)	(33,193,106)

Net increase (decrease) in shares outstanding before conversion	338,969	4,963,060
Shares issued upon conversion from other share class(es)	100,128	2,057,133
Shares reacquired upon conversion into other share class(es)	(262,675)	(5,235,053)

Net increase (decrease) in shares outstanding	176,422	$1,785,140

Class B
Year ended September 30, 2019:
Shares sold	1,877	$24,475
Shares issued in reinvestment of dividends and distributions	62,151	706,659
Shares reacquired	(79,655)	(994,276)

Net increase (decrease) in shares outstanding before conversion	(15,627)	(263,142)
Shares reacquired upon conversion into other share class(es)	(45,783)	(581,760)

Net increase (decrease) in shares outstanding	(61,410)	$(844,902)

Year ended September 30, 2018:
Shares sold	13,417	$221,871
Shares issued in reinvestment of dividends and distributions	55,276	859,544
Shares reacquired	(59,021)	(973,807)

Net increase (decrease) in shares outstanding before conversion	9,672	107,608
Shares reacquired upon conversion into other share class(es)	(73,261)	(1,241,332)

Net increase (decrease) in shares outstanding	(63,589)	$(1,133,724)

38

Class C	Shares	Amount
Year ended September 30, 2019:
Shares sold	160,929	$1,939,927
Shares issued in reinvestment of dividends and distributions	404,351	4,613,643
Shares reacquired	(566,189)	(7,262,783)

Net increase (decrease) in shares outstanding before conversion	(909)	(709,213)
Shares reacquired upon conversion into other share class(es)	(1,054,567)	(13,478,236)

Net increase (decrease) in shares outstanding	(1,055,476)	$(14,187,449)

Year ended September 30, 2018:
Shares sold	89,194	$1,470,527
Shares issued in reinvestment of dividends and distributions	332,205	5,165,783
Shares reacquired	(450,469)	(7,412,940)

Net increase (decrease) in shares outstanding before conversion	(29,070)	(776,630)
Shares reacquired upon conversion into other share class(es)	(33,000)	(544,663)

Net increase (decrease) in shares outstanding	(62,070)	$(1,321,293)

Class R
Year ended September 30, 2019:
Shares sold	30,454	$400,728
Shares issued in reinvestment of dividends and distributions	24,004	299,086
Shares reacquired	(91,211)	(1,203,572)

Net increase (decrease) in shares outstanding	(36,753)	$(503,758)

Year ended September 30, 2018:
Shares sold	31,539	$547,862
Shares issued in reinvestment of dividends and distributions	27,100	452,296
Shares reacquired	(157,294)	(2,860,424)

Net increase (decrease) in shares outstanding before conversion	(98,655)	(1,860,266)
Shares reacquired upon conversion into other share class(es)	(81)	(1,430)

Net increase (decrease) in shares outstanding	(98,736)	$(1,861,696)

Class Z
Year ended September 30, 2019:
Shares sold	1,046,142	$17,796,182
Shares issued in reinvestment of dividends and distributions	1,112,146	17,015,840
Shares reacquired	(5,087,618)	(85,553,733)

Net increase (decrease) in shares outstanding before conversion	(2,929,330)	(50,741,711)
Shares issued upon conversion from other share class(es)	99,052	1,624,007
Shares reacquired upon conversion into other share class(es)	(4,615)	(75,332)

Net increase (decrease) in shares outstanding	(2,834,893)	$(49,193,036)

Year ended September 30, 2018:
Shares sold	1,142,316	$24,101,133
Shares issued in reinvestment of dividends and distributions	811,892	16,091,695
Shares reacquired	(1,543,556)	(32,430,378)

Net increase (decrease) in shares outstanding before conversion	410,652	7,762,450
Shares issued upon conversion from other share class(es)	256,812	5,337,693
Shares reacquired upon conversion into other share class(es)	(41,095)	(870,845)

Net increase (decrease) in shares outstanding	626,369	$12,229,298

PGIM Jennison Equity Opportunity Fund	39

Notes to Financial Statements (continued)

Class R6	Shares	Amount
Year ended September 30, 2019:
Shares sold	154,628	$2,563,881
Shares issued in reinvestment of dividends and distributions	162,192	2,483,158
Shares reacquired	(1,114,444)	(18,412,827)

Net increase (decrease) in shares outstanding before conversion	(797,624)	(13,365,788)
Shares issued upon conversion from other share class(es)	2,584	44,877

Net increase (decrease) in shares outstanding	(795,040)	$(13,320,911)

Year ended September 30, 2018:
Shares sold	86,566	$1,814,193
Shares issued in reinvestment of dividends and distributions	116,523	2,309,487
Shares reacquired	(153,832)	(3,251,533)

Net increase (decrease) in shares outstanding before conversion	49,257	872,147
Shares issued upon conversion from other share class(es)	23,630	498,497

Net increase (decrease) in shares outstanding	72,887	$1,370,644

7. Borrowings

The Company, on behalf of the Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Series’ portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate of 1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Subsequent to the reporting period end, the SCA has been renewed effective October 3, 2019 and will continue to provide a commitment of $900 million through October 1, 2020. The commitment fee paid by the Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those

40

portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Series utilized the SCA during the year ended September 30, 2019. The average daily balance for the 4 days that the Series had loans outstanding during the period was approximately $621,500, borrowed at a weighted average interest rate of 3.66%. The maximum loan outstanding amount during the period was $985,000. At September 30, 2019, the Series did not have an outstanding loan amount.

8. Risks of Investing in the Series

The Series’ risks include, but are not limited to, some or all of the risks discussed below:

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Series invests could go down. The Series’ holdings can vary significantly from broad market indexes and the performance of the Series can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Series’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Series may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Series’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Series’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Series fall, the value of an investment in the Series will decline. Additionally, the Series may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Series has unsettled or open transactions defaults.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net

PGIM Jennison Equity Opportunity Fund	41

Notes to Financial Statements (continued)

realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. The Manager has adopted the amendments and reflected them in the Series’ financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Series’ policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

10. Subsequent Event

On October 15, 2019, the Board of Directors (the “Board”) of The Prudential Investment Portfolios, Inc. approved a change in the name of the Fund to “PGIM Jennison Focused Value Fund”. This change will become effective on or about December 18, 2019.

42

Financial Highlights

Class A Shares
	Year Ended September 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$20.62	$20.89	$19.11	$18.46	$21.48
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.14	0.08	0.14	0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.42)	2.42	3.21	1.97	(1.20)
Total from investment operations	(2.28)	2.56	3.29	2.11	(1.08)
Less Dividends and Distributions:
Dividends from net investment income	(0.09)	(0.19)	(0.16)	(0.13)	(0.04)
Distributions from net realized gains	(2.62)	(2.64)	(1.35)	(1.33)	(1.90)
Total dividends and distributions	(2.71)	(2.83)	(1.51)	(1.46)	(1.94)
Net asset value, end of year	$15.63	$20.62	$20.89	$19.11	$18.46
Total Return(b):	(10.13)%	13.39%	17.80%	12.14%	(5.38)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$181,559	$229,733	$229,043	$226,889	$245,320
Average net assets (000)	$193,160	$233,106	$231,082	$235,287	$290,318
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.11%	1.06%	1.09%	1.07%	1.10%
Expenses before waivers and/or expense reimbursement	1.11%	1.06%	1.09%	1.07%	1.10%
Net investment income (loss)	0.87%	0.72%	0.39%	0.78%	0.59%
Portfolio turnover rate(e)	47%	59%	49%	59%	69%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Equity Opportunity Fund	43

Financial Highlights (continued)

Class B Shares
	Year Ended September 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.72	$17.48	$16.24	$15.90	$18.86
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.03)	(0.05)	0.01	(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.00)	1.99	2.70	1.68	(1.04)
Total from investment operations	(2.01)	1.96	2.65	1.69	(1.06)
Less Dividends and Distributions:
Dividends from net investment income	-	(0.08)	(0.06)	(0.02)	-
Distributions from net realized gains	(2.62)	(2.64)	(1.35)	(1.33)	(1.90)
Total dividends and distributions	(2.62)	(2.72)	(1.41)	(1.35)	(1.90)
Net asset value, end of year	$12.09	$16.72	$17.48	$16.24	$15.90
Total Return(b):	(11.00)%	12.35%	16.91%	11.34%	(6.04)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,786	$4,877	$6,213	$7,429	$8,997
Average net assets (000)	$3,628	$5,673	$7,088	$8,184	$11,632
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	2.03%	2.03%	1.79%	1.77%	1.80%
Expenses before waivers and/or expense reimbursement	2.53%	2.19%	1.79%	1.77%	1.80%
Net investment income (loss)	(0.04)%	(0.18)%	(0.30)%	0.08%	(0.10)%
Portfolio turnover rate(e)	47%	59%	49%	59%	69%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

44

Class C Shares
	Year Ended September 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.75	$17.48	$16.24	$15.89	$18.86
Income (loss) from investment operations:
Net investment income (loss)	0.02	- (b)	(0.05)	0.01	(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.00)	1.99	2.70	1.69	(1.05)
Total from investment operations	(1.98)	1.99	2.65	1.70	(1.07)
Less Dividends and Distributions:
Dividends from net investment income	-	(0.08)	(0.06)	(0.02)	-
Distributions from net realized gains	(2.62)	(2.64)	(1.35)	(1.33)	(1.90)
Total dividends and distributions	(2.62)	(2.72)	(1.41)	(1.35)	(1.90)
Net asset value, end of year	$12.15	$16.75	$17.48	$16.24	$15.89
Total Return(c):	(10.78)%	12.61%	16.91%	11.41%	(6.10)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$10,945	$32,765	$35,289	$37,229	$42,644
Average net assets (000)	$20,114	$34,589	$37,497	$40,176	$49,176
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.85%	1.78%	1.79%	1.77%	1.80%
Expenses before waivers and/or expense reimbursement	1.85%	1.78%	1.79%	1.77%	1.80%
Net investment income (loss)	0.13%	0.01%	(0.31)%	0.08%	(0.10)%
Portfolio turnover rate(f)	47%	59%	49%	59%	69%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Series invests.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Equity Opportunity Fund	45

Financial Highlights (continued)

Class R Shares
	Year Ended September 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$18.01	$ 18.63	$ 17.21	$ 16.76	$ 19.69
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.05	0.03	0.09	0.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.13)	2.12	2.87	1.79	(1.10)
Total from investment operations	(2.07)	2.17	2.90	1.88	(1.03)
Less Dividends and Distributions:
Dividends from net investment income	(0.02)	(0.15)	(0.13)	(0.10)	- (b)
Distributions from net realized gains	(2.62)	(2.64)	(1.35)	(1.33)	(1.90)
Total dividends and distributions	(2.64)	(2.79)	(1.48)	(1.43)	(1.90)
Net asset value, end of year	$13.30	$ 18.01	$ 18.63	$ 17.21	$16.76
Total Return(c):	(10.53)%	12.85%	17.49%	11.98%	(5.59)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,041	$ 3,424	$ 5,382	$ 5,880	$ 6,430
Average net assets (000)	$2,504	$ 4,542	$ 5,859	$ 6,281	$ 7,693
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.53%	1.53%	1.29%	1.27%	1.30%
Expenses before waivers and/or expense reimbursement	1.89%	1.84%	1.54%	1.52%	1.55%
Net investment income (loss)	0.44%	0.26%	0.19%	0.57%	0.39%
Portfolio turnover rate(f)	47%	59%	49%	59%	69%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $(0.005) per share.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Series invests.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

46

Class Z Shares
	Year Ended September 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$21.52	$21.68	$19.78	$19.06	$22.12
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.21	0.14	0.20	0.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.54)	2.52	3.32	2.04	(1.25)
Total from investment operations	(2.33)	2.73	3.46	2.24	(1.06)
Less Dividends and Distributions:
Dividends from net investment income	(0.14)	(0.25)	(0.21)	(0.19)	(0.10)
Distributions from net realized gains	(2.62)	(2.64)	(1.35)	(1.33)	(1.90)
Total dividends and distributions	(2.76)	(2.89)	(1.56)	(1.52)	(2.00)
Net asset value, end of year	$16.43	$21.52	$21.68	$19.78	$19.06
Total Return(b):	(9.86)%	13.74%	18.11%	12.49%	(5.10)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$58,051	$137,027	$124,480	$102,564	$147,716
Average net assets (000)	$101,530	$131,155	$115,507	$123,372	$177,458
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.80%	0.76%	0.79%	0.77%	0.80%
Expenses before waivers and/or expense reimbursement	0.80%	0.76%	0.79%	0.77%	0.80%
Net investment income (loss)	1.20%	0.99%	0.70%	1.06%	0.90%
Portfolio turnover rate(e)	47%	59%	49%	59%	69%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Equity Opportunity Fund	47

Financial Highlights (continued)

Class R6 Shares
	Year Ended September 30,				November 25, 2014(a) through September 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$21.53	$21.70	$19.80	$19.09	$22.73
Income (loss) from investment operations:
Net investment income (loss)	0.22	0.22	0.17	0.23	0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.59)	2.52	3.31	2.03	(1.82)
Total from investment operations	(2.37)	2.74	3.48	2.26	(1.64)
Less Dividends and Distributions:
Dividends from net investment income	(0.15)	(0.27)	(0.23)	(0.22)	(0.10)
Distributions from net realized gains	(2.62)	(2.64)	(1.35)	(1.33)	(1.90)
Total dividends and distributions	(2.77)	(2.91)	(1.58)	(1.55)	(2.00)
Net asset value, end of period	$16.39	$21.53	$21.70	$19.80	$19.09
Total Return(c):	(10.08)%	13.80%	18.21%	12.61%	(7.49)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,332	$18,870	$17,438	$16,766	$16,611
Average net assets (000)	$12,474	$18,366	$16,981	$16,698	$17,054
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.78%	0.72%	0.66%	0.66%	0.66% (f)
Expenses before waivers and/or expense reimbursement	0.78%	0.72%	0.66%	0.66%	0.66% (f)
Net investment income (loss)	1.26%	1.04%	0.81%	1.20%	1.01% (f)
Portfolio turnover rate(g)	47%	59%	49%	59%	69%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Series invests.
(f)	Annualized.
(g)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

48

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Jennison Equity Opportunity Fund and Board of Directors Prudential Investment Portfolios, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Jennison Equity Opportunity Fund, a series of Prudential Investment Portfolios, Inc., (the Fund), including the schedule of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2019, and the related notes (collectively, the financial statements) and the financial highlights for the years or period indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended September 30, 2019, and the financial highlights for the years or period indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

November 15, 2019

PGIM Jennison Equity Opportunity Fund	49

Tax Information (unaudited)

We are advising you that during the fiscal year ended September 30, 2019, the Series reported the maximum amount allowed per share, but not less than $2.07 for Class A, B, C, R, Z, and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended September 30, 2019, the Series reports in the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income distributions paid as 1) qualified dividend income (QDI), and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM Jennison Equity Opportunity Fund	52.04%	47.52%

In January 2020, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2019.

50

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Equity Opportunity Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Equity Opportunity Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgiminvestments.com

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Jennison Equity Opportunity Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Visit our website at pgiminvestments.com

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Jennison Equity Opportunity Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Equity Opportunity Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 30, 2019 and on June 11-13, 2019 and approved the renewal of the agreements through July 31, 2020, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information

[1]	PGIM Jennison Equity Opportunity Fund is a series of The Prudential Investment Portfolios, Inc.
[2]

Grace C. Torres was an Interested Director of the Fund at the time the Board considered and approved the renewal of the Fund’s advisory agreements, but has since become an Independent Director of the Fund.

PGIM Jennison Equity Opportunity Fund

Approval of Advisory Agreements (continued)

provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 30, 2019 and on June 11-13, 2019.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other

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relevant information pertaining to PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Jennison Equity Opportunity Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2018.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2018. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund

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expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	3rd Quartile	3rd Quartile	2nd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund underperformed its benchmark index over all periods.
•

The Board considered PGIM Investments’ assertion that the Fund’s emphasis on stock selection utilizing a value strategy, as well as the Fund’s relative overweight to stocks with smaller market capitalizations caused much of the Fund’s underperformance relative to the benchmark index and Peer Universe. The Board also noted that in two of the last three years, the Fund ranked equal to or better than the median of its Peer Universe for the three-year period ended March 31, 2019. Similarly, the Board noted that as of March 31, 2019, the Fund outperformed the median of its Peer Universe for the ten-year period during each of the last seven calendar years.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause annual fund operating expenses to exceed 2.03% for Class B shares, and 1.53% for Class R shares through January 31, 2020.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to closely monitor Fund performance, to consider strategic alternatives, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Equity Opportunity Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Equity Opportunity Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends (as of the third month of the Fund’s fiscal quarter for reporting periods on or after September 30, 2019) will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON EQUITY OPPORTUNITY FUND

SHARE CLASS	A	B	C	R	Z	R6
NASDAQ	PJIAX	PJIBX	PJGCX	PJORX	PJGZX	PJOQX
CUSIP	74437E503	74437E602	74437E701	74437E644	74437E800	74437E552

MF172E

PGIM JENNISON GROWTH FUND

ANNUAL REPORT

SEPTEMBER 30, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Long-term growth of capital

Highlights (unaudited)

•

Cloud holdings Microsoft, Red Hat, Workday, and ServiceNow contributed to the Fund’s performance by offering mission-critical applications and services that are fundamentally changing the way businesses operate.

•	Payment companies Mastercard and Visa have strong market positions with high barriers to entry, pricing power, and solid operating leverage potential.

•

After strong performance through much of 2017 and 2018, shares of information technology holding Nvidia fell on gaming graphics microchip inventory issues, exacerbated by a slowdown in the cryptocurrency mining boom and renewed escalation of US-China trade discord.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2019 Prudential Financial, Inc. and its related entities. Jennison Associates LLC, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgiminvestments.com

PGIM Jennison Growth Fund	3

This Page Intentionally Left Blank

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Growth Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2019.

While the US economy remained healthy, with rising corporate profits and strong job growth, the Federal Reserve cut interest rates late in the period for the first time since the Great Recession more than a decade ago. After nine rate increases in recent years, the cut was a proactive attempt by the Fed to extend the longest domestic economic expansion on record as growth in many other regions weakened. China in particular showed signs of slowing amid trade tensions with the US, and turmoil in the United Kingdom continued as it negotiated an exit from the European Union.

Despite the growing US economy, volatility returned to the equity markets during the period. After corporate tax cuts and regulatory reforms helped boost US stocks early in the period, equities declined significantly at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year. For the period overall, large-cap US equities rose while small-cap US stocks fell. Stocks also declined in developed foreign and emerging markets.

The overall US bond market posted strong returns during the period on a significant rally in interest rates that saw the 10-year US Treasury yield decline from around 3% to 2%. Investment grade corporate bonds led the way with a double-digit gain, while corporate high yield and municipal bonds each had a high single-digit return. Globally, bonds in developed markets delivered solid returns, while emerging markets debt also posted positive results. A continuing trend during the period was the inversion of a portion of the US Treasury yield curve, as the yield on certain shorter maturities exceeded the yield on the 10-year bond.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Growth Fund

November 15, 2019

PGIM Jennison Growth Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/19 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–6.68	11.12	13.25	—
Class B	–6.73	11.37	13.04	—
Class C	–2.83	11.62	13.12	—
Class R	–1.46	12.16	13.67	—
Class Z	–0.95	12.73	14.24	—
Class R2	–1.37	N/A	N/A	8.40 (11/28/17)
Class R4	–1.09	N/A	N/A	8.68 (11/28/17)
Class R6	–0.83	N/A	N/A	12.80 (9/27/17)
Russell 1000 Growth Index
	3.71	13.39	14.94	—
S&P 500 Index
	4.25	10.83	13.23	—

	Average Annual Total Returns as of 9/30/19 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–1.25	12.39	13.89	—
Class B	–2.17	11.50	13.04	—
Class C	–1.92	11.62	13.12	—
Class R	–1.46	12.16	13.67	—
Class Z	–0.95	12.73	14.24	—
Class R2	–1.37	N/A	N/A	8.40 (11/28/17)
Class R4	–1.09	N/A	N/A	8.68 (11/28/17)
Class R6	–0.83	N/A	N/A	12.80 (9/27/17)
Russell 1000 Growth Index
	3.71	13.39	14.94	—
S&P 500 Index
	4.25	10.83	13.23	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Russell 1000 Growth Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period (September 30, 2009) and the account values at the end of the current fiscal year (September 30, 2019) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

PGIM Jennison Growth Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5) 1.00% (Yr. 6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	1.00%	0.75% (0.50% currently)	None	0.25%	None	None
Shareholder service fees	None	None	None	None	None	0.10%	0.10%	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Russell 1000 Growth Index—The Russell 1000 Growth Index is an unmanaged index which contains those securities in the Russell 1000 Growth Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book ratios and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. The average annual total returns for the Index measured from the month-end closest to the inception date of the Fund’s Class R2 and R4 shares are 11.64%, and 14.45% for Class R6 shares.

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The average annual total returns for the Index measured from the month-end closest to the inception date of the Fund’s Class R2 and R4 shares are 8.71%, and 10.87% for Class R6 shares.

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Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

Presentation of Fund Holdings as of 9/30/19

Ten Largest Holdings	Line of Business	% of Net Assets
Amazon.com, Inc.	Internet & Direct Marketing Retail	5.8%
Microsoft Corp.	Software	4.9%
Mastercard, Inc. (Class A Stock)	IT Services	4.3%
salesforce.com, Inc.	Software	3.9%
Apple, Inc.	Technology Hardware, Storage & Peripherals	3.8%
Visa, Inc. (Class A Stock)	IT Services	3.6%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	3.4%
Alibaba Group Holding Ltd. (China), ADR	Internet & Direct Marketing Retail	2.9%
Boeing Co. (The)	Aerospace & Defense	2.8%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	2.8%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

PGIM Jennison Growth Fund	9

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Growth Fund’s Class Z shares returned –0.95% in the 12-month reporting period that ended September 30, 2019, underperforming the 3.71% return of the Russell 1000 Growth Index (the Index) and the 4.25% return of the S&P 500 Index.

What was the market environment?

•

Equity markets were highly volatile during the reporting period. Initially, global economic growth was accelerating; US employment was strengthening; and lower US corporate tax rates were helping to boost wages and capital spending. Given the constructive macroeconomic landscape, investors overlooked uncertainty created by White House trade and other policy initiatives.

•

An abrupt sell-off in late 2018 reflected mounting investor concerns about the rising risk of a major trade war with China, the pace of US economic growth, decelerating expansion in non-US economies, US interest rate increases and their effect on US growth, the state of US alliances with other major trading partners, and discord and uncertainty about domestic policy.

•

US equity markets subsequently rebounded early in 2019 as the Federal Reserve signaled a pause in federal funds rate hikes, corporate earnings reports generally indicated continued strength, and sentiment grew that trade friction would be resolved.

•	Markets fell again as the period ended on a re-escalation of trade tension.

What worked?

•	Several information technology holdings were strong contributors to the Fund’s return.

•

Digital transformation has become a strategic imperative across many industries and companies. Cloud holdings Microsoft Corp., Red Hat Inc., Workday Inc., and ServiceNow Inc. contributed to the Fund’s performance by offering mission-critical applications and services that are fundamentally changing the way businesses operate.

•

Payments companies benefited from the long-term shift from cash to electronic transactions. Mastercard Inc. and Visa Inc. have strong market positions with high barriers to entry, pricing power, and solid operating leverage potential. FleetCor Technologies Inc. provides specific-purpose charge cards and payment-processing services for commercial and government trucking fleets and has a rapidly growing mobile payments business in Brazil. PayPal Holdings Inc. offers innovative, low-cost, high-security, easy-to-use digital payment options, especially for mobile and online transactions.

•	In consumer staples:

•

The Estée Lauder Cos. Inc. enhanced its strong brand portfolio in the fast-growing luxury beauty care market with complementary acquisitions and subsequent brand development. Emerging markets, especially China, were key drivers of the company’s growth.

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•

Costco Wholesale Corp.’s consistent stream of membership fee income allowed for low prices and broad product selection, which led to high inventory turnover. The company operates a chain of membership-only warehouse stores.

•	In consumer discretionary:

•

Fast casual restaurant company Chipotle Mexican Grill Inc.’s new management team has been turning the company around by improving sales through new products, better marketing, mobile/digital efforts, and delivery.

•

Lululemon Athletica Inc.’s new products, integrated marketing, and online sales momentum, combined with a high-end customer base and athleisure fashion trends, drove strong customer traffic, sales conversion, and comparable store sales. The company also enjoyed strong brand positioning, international prospects, margin-expansion opportunities, and attractive return on invested capital.

•	In health care:

•

Edwards Lifesciences Corp.’s strength reflected continued innovation, expanding indications for use of its drugs, and a growing portfolio of technologies to treat a variety of heart valve diseases. The company also has a deep pipeline of mitral valve repair and replacement technologies that represent an additional multi-billion-dollar market opportunity.

What didn’t work?

•

After strong performance through much of 2017 and 2018, shares of information technology holding Nvidia Corp. fell on gaming graphics microchip inventory issues, exacerbated by a slowdown in the cryptocurrency mining boom and by worries that renewed escalation of US-China trade discord could disrupt technology product markets, depressing chip demand.

•	In communication services:

•

Netflix Inc., a media service provider and production company, continued to enhance its long-term competitive position with the industry’s largest commitment of investment dollars in exclusive and original content. However, the company’s domestic subscriber base decreased marginally in 2019’s second quarter, and international net subscriber additions reverted to 2016 levels. Jennison attributed this downturn to traditional seasonal weakness of the second quarter, effects of the company’s highest-ever price increase in the first calendar quarter, and a content slate lacking in exciting new titles. Given its still-low global penetration and the accelerating shift from linear TV, Netflix has significant room for growth. A ramp-up in original shows with established audiences and new series are expected to lead to a reacceleration in subscriber growth during the remainder of 2019.

PGIM Jennison Growth Fund	11

Strategy and Performance Overview (continued)

•	The Fund’s position in Activision Blizzard Inc., the world’s leading video game publisher, was eliminated during the period based on slowing revenue growth.

•

In consumer discretionary, online retailer Amazon.com Inc. continued to benefit from economies of scale and its platform-based business model. Its AWS web services business was an additional driver of revenue and profit. The company’s revenue growth reaccelerated in its most recently reported quarter, but its stock price fell as operating profit came in below forecasts, reflecting the aggressive rollout of one-day shipping. Jennison believes Amazon.com can leverage its logistics and fulfillment network once the shipping change is more fully integrated and regain efficiencies.

•	In health care:

•

Advances in systems for analyzing genetic variation and function continued to broaden the understanding of the clinical significance of the genome. Illumina Inc. is at the forefront of this technology. However, a delay in the start of several large-population sequencing studies weighed on its stock.

•	Biopharmaceutical position Bristol-Myers Squibb Co. was eliminated from the Fund’s portfolio during the period on signs that its non-small cell lung cancer program faced increased competition.

Current outlook

•

The trade war has already claimed casualties in industries most directly exposed to existing tariffs. Without clarity or a new agreement with China, Jennison believes the fallout from trade restraints will increasingly weigh on business confidence and consumer spending as moves are taken to mitigate and pass on the increased costs of doing business. Amid this uncertainty, business planning and investing are likely to be hampered, with delays and hesitancy in spending probable.

•	The US political landscape is likewise unsettled and apt to weigh on confidence and activity, as impeachment inquiries into President Trump continue and the 2020 election cycle ramps up.

•	The most powerful offset to these headwinds is the health of the US consumer. Employment remains strong, and incremental wage gains continue.

•

Driven by powerful secular trends, the growing revenue streams of Fund company holdings in industries such as e-commerce, software as a service, and payments should be durable against the uncertain backdrop, in Jennison’s view. Jennison expects the Fund’s earnings growth to remain above-market-average for the balance of this year and next.

12	Visit our website at pgiminvestments.com

•

Dramatic short-term moves in the market, driven by the significant uncertainty in the macroeconomic environment, are leading to material near-term valuation swings. With Fund share prices essentially flat during the period, Fund absolute and relative valuations are more modest now than they were a year ago.

•

The Fund has underperformed temporarily in the past, but these periods have historically been followed by recovery and a return to outperformance. Jennison believes the secular growth opportunities and industry-leading positions of many companies held in the Fund can lead to strong long-term performance.

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings during the reporting period.

Top Contributors (%)		Top Detractors (%)
Microsoft	0.95	Nvidia	–1.53
Mastercard	0.83	Amazon	–0.95
Estee Lauder	0.62	Netflix	–0.86
Chipotle Mexican Grill	0.61	Activision Blizzard	–0.84
Lululemon Athletica	0.56	Apple	–0.64

PGIM Jennison Growth Fund	13

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended September 30, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

14	Visit our website at pgiminvestments.com

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Growth Fund		Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,006.00	1.04%	$5.23
	Hypothetical	$1,000.00	$1,019.85	1.04%	$5.27
Class B	Actual	$1,000.00	$1,001.60	1.95%	$9.78
	Hypothetical	$1,000.00	$1,015.29	1.95%	$9.85
Class C	Actual	$1,000.00	$1,002.90	1.70%	$8.54
	Hypothetical	$1,000.00	$1,016.55	1.70%	$8.59
Class R	Actual	$1,000.00	$1,005.20	1.21%	$6.08
	Hypothetical	$1,000.00	$1,019.00	1.21%	$6.12
Class Z	Actual	$1,000.00	$1,007.70	0.70%	$3.52
	Hypothetical	$1,000.00	$1,021.56	0.70%	$3.55
Class R2	Actual	$1,000.00	$1,005.60	1.10%	$5.53
	Hypothetical	$1,000.00	$1,019.55	1.10%	$5.57
Class R4	Actual	$1,000.00	$1,007.00	0.85%	$4.28
	Hypothetical	$1,000.00	$1,020.81	0.85%	$4.31
Class R6	Actual	$1,000.00	$1,008.40	0.59%	$2.97
	Hypothetical	$1,000.00	$1,022.11	0.59%	$2.99

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2019, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Jennison Growth Fund	15

Schedule of Investments

as of September 30, 2019

Description	Shares	Value
LONG-TERM INVESTMENTS 100.0%

COMMON STOCKS

Aerospace & Defense 5.2%
Airbus SE (France)	360,560	$46,811,115
Boeing Co. (The)	374,001	142,296,160
Safran SA (France)	468,596	73,784,546

		262,891,821

Automobiles 1.4%
Tesla, Inc.*(a)	300,472	72,374,691

Banks 0.9%
JPMorgan Chase & Co.	371,210	43,687,705

Beverages 0.5%
Constellation Brands, Inc. (Class A Stock)	126,312	26,181,951

Biotechnology 2.6%
BioMarin Pharmaceutical, Inc.*	432,240	29,132,976
Exact Sciences Corp.*(a)	224,861	20,320,688
Sage Therapeutics, Inc.*(a)	148,180	20,788,172
Vertex Pharmaceuticals, Inc.*	345,349	58,509,028

		128,750,864

Capital Markets 1.3%
S&P Global, Inc.	268,496	65,776,150

Entertainment 4.2%
Netflix, Inc.*	512,282	137,096,909
Walt Disney Co. (The)	576,356	75,110,714

		212,207,623

Equity Real Estate Investment Trusts (REITs) 1.7%
American Tower Corp.	233,544	51,643,585
Crown Castle International Corp.	228,626	31,781,300

		83,424,885

Food & Staples Retailing 2.2%
Costco Wholesale Corp.	385,699	111,123,739

Health Care Equipment & Supplies 4.3%
Danaher Corp.	361,294	52,181,692

See Notes to Financial Statements.

PGIM Jennison Growth Fund	17

Schedule of Investments (continued)

as of September 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Health Care Equipment & Supplies (cont’d.)
DexCom, Inc.*	194,514	$29,029,269
Edwards Lifesciences Corp.*	285,673	62,822,350
Intuitive Surgical, Inc.*	136,888	73,909,938

		217,943,249

Health Care Providers & Services 0.1%
Guardant Health, Inc.*	116,185	7,416,089

Hotels, Restaurants & Leisure 2.2%
Chipotle Mexican Grill, Inc.*	77,571	65,196,099
Marriott International, Inc. (Class A Stock)	367,706	45,731,595

		110,927,694

Interactive Media & Services 10.7%
Alphabet, Inc. (Class A Stock)*	114,389	139,684,984
Alphabet, Inc. (Class C Stock)*	114,445	139,508,455
Facebook, Inc. (Class A Stock)*	972,227	173,134,184
Tencent Holdings Ltd. (China)	2,033,390	85,647,181

		537,974,804

Internet & Direct Marketing Retail 8.7%
Alibaba Group Holding Ltd. (China), ADR*	863,065	144,330,360
Amazon.com, Inc.*	168,690	292,830,658

		437,161,018

IT Services 13.9%
Adyen NV (Netherlands), 144A*	93,273	61,418,017
FleetCor Technologies, Inc.*	296,010	84,889,748
Mastercard, Inc. (Class A Stock)	800,296	217,336,385
PayPal Holdings, Inc.*	590,712	61,191,856
Shopify, Inc. (Canada) (Class A Stock)*	96,198	29,981,068
Square, Inc. (Class A Stock)*	561,544	34,787,651
Twilio, Inc. (Class A Stock)*(a)	274,082	30,138,057
Visa, Inc. (Class A Stock)	1,054,022	181,302,324

		701,045,106

Leisure Products 0.2%
Peloton Interactive, Inc. (Class A Stock)*	407,527	10,228,928

See Notes to Financial Statements.

18

Description	Shares	Value
COMMON STOCKS (Continued)

Life Sciences Tools & Services 1.7%
Illumina, Inc.*	290,403	$88,346,401

Personal Products 2.0%
Estee Lauder Cos., Inc. (The) (Class A Stock)	501,398	99,753,132

Pharmaceuticals 1.8%
AstraZeneca PLC (United Kingdom), ADR(a)	2,053,734	91,534,924

Road & Rail 1.4%
Uber Technologies, Inc.*(a)	475,075	14,475,535
Union Pacific Corp.	350,856	56,831,655

		71,307,190

Semiconductors & Semiconductor Equipment 5.4%
Broadcom, Inc.	202,626	55,938,960
NVIDIA Corp.	608,707	105,957,627
QUALCOMM, Inc.	987,967	75,362,123
Universal Display Corp.	76,493	12,843,175
Xilinx, Inc.	253,917	24,350,640

		274,452,525

Software 15.3%
Adobe, Inc.*	504,765	139,441,331
Microsoft Corp.	1,790,589	248,945,589
salesforce.com, Inc.*	1,337,751	198,575,758
ServiceNow, Inc.*	238,469	60,535,356
Splunk, Inc.*	536,593	63,242,851
Workday, Inc. (Class A Stock)*	375,391	63,801,454

		774,542,339

Specialty Retail 1.6%
Home Depot, Inc. (The)	341,495	79,233,670

Technology Hardware, Storage & Peripherals 3.8%
Apple, Inc.	860,629	192,755,077

Textiles, Apparel & Luxury Goods 6.9%
adidas AG (Germany)	161,283	50,201,716
Kering SA (France)	150,608	76,731,221

See Notes to Financial Statements.

PGIM Jennison Growth Fund	19

Schedule of Investments (continued)

as of September 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods (cont’d.)
Lululemon Athletica, Inc.*	499,789	$96,224,376
NIKE, Inc. (Class B Stock)	1,305,521	122,614,533

		345,771,846

TOTAL LONG-TERM INVESTMENTS (cost $2,573,591,198)		5,046,813,421

SHORT-TERM INVESTMENTS 3.3%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	10,613,551	10,613,551
PGIM Institutional Money Market Fund (cost $157,191,272; includes $156,814,278 of cash collateral for securities on loan)(b)(w)	157,192,525	157,208,244

TOTAL SHORT-TERM INVESTMENTS (cost $167,804,823)		167,821,795

TOTAL INVESTMENTS 103.3% (cost $2,741,396,021)		5,214,635,216
Liabilities in excess of other assets (3.3)%		(168,774,549)

NET ASSETS 100.0%		$5,045,860,667

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $153,545,512; cash collateral of $156,814,278 (included in liabilities) was received with which the Series purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Series, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

See Notes to Financial Statements.

20

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$142,296,160	$120,595,661	$—
Automobiles	72,374,691	—	—
Banks	43,687,705	—	—
Beverages	26,181,951	—	—
Biotechnology	128,750,864	—	—
Capital Markets	65,776,150	—	—
Entertainment	212,207,623	—	—
Equity Real Estate Investment Trusts (REITs)	83,424,885	—	—
Food & Staples Retailing	111,123,739	—	—
Health Care Equipment & Supplies	217,943,249	—	—
Health Care Providers & Services	7,416,089	—	—
Hotels, Restaurants & Leisure	110,927,694	—	—
Interactive Media & Services	452,327,623	85,647,181	—
Internet & Direct Marketing Retail	437,161,018	—	—
IT Services	639,627,089	61,418,017	—
Leisure Products	10,228,928	—	—
Life Sciences Tools & Services	88,346,401	—	—
Personal Products	99,753,132	—	—
Pharmaceuticals	91,534,924	—	—
Road & Rail	71,307,190	—	—
Semiconductors & Semiconductor Equipment	274,452,525	—	—
Software	774,542,339	—	—
Specialty Retail	79,233,670	—	—
Technology Hardware, Storage & Peripherals	192,755,077	—	—
Textiles, Apparel & Luxury Goods	218,838,909	126,932,937	—
Affiliated Mutual Funds	167,821,795	—	—

Total	$4,820,041,420	$394,593,796	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2019 were as follows (unaudited):

Software	15.3%
IT Services	13.9
Interactive Media & Services	10.7
Internet & Direct Marketing Retail	8.7
Textiles, Apparel & Luxury Goods	6.9
Semiconductors & Semiconductor Equipment	5.4
Aerospace & Defense	5.2
Health Care Equipment & Supplies	4.3
Entertainment	4.2%
Technology Hardware, Storage & Peripherals	3.8
Affiliated Mutual Funds (3.1% represents investments purchased with collateral from securities on loan)	3.3
Biotechnology	2.6
Food & Staples Retailing	2.2
Hotels, Restaurants & Leisure	2.2

See Notes to Financial Statements.

PGIM Jennison Growth Fund	21

Schedule of Investments (continued)

as of September 30, 2019

Industry Classification (continued):
Personal Products	2.0%
Pharmaceuticals	1.8
Life Sciences Tools & Services	1.7
Equity Real Estate Investment Trusts (REITs)	1.7
Specialty Retail	1.6
Automobiles	1.4
Road & Rail	1.4
Capital Markets	1.3
Banks	0.9
Beverages	0.5%
Leisure Products	0.2
Health Care Providers & Services	0.1

103.3
Liabilities in excess of other assets	(3.3)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Series entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(1)	Net Amount
Securities on Loan	$153,545,512	$(153,545,512)	$—

(1)	Collateral amount disclosed by the Series is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

22

Statement of Assets and Liabilities

as of September 30, 2019

Assets
Investments at value, including securities on loan of $153,545,512:
Unaffiliated investments (cost $2,573,591,198)	$5,046,813,421
Affiliated investments (cost $167,804,823)	167,821,795
Receivable for investments sold	30,250,061
Receivable for Series shares sold	4,996,173
Tax reclaim receivable	816,850
Dividends receivable	764,945
Prepaid expenses	140,334

Total Assets	5,251,603,579

Liabilities
Payable to broker for collateral for securities on loan	156,814,278
Payable for investments purchased	33,858,960
Payable for Series shares reacquired	6,539,562
Loan payable	4,076,000
Management fee payable	2,390,591
Accrued expenses and other liabilities	1,153,611
Distribution fee payable	537,756
Affiliated transfer agent fee payable	372,154

Total Liabilities	205,742,912

Net Assets	$5,045,860,667

Net assets were comprised of:
Common stock, at par	$121,546
Paid-in capital in excess of par	2,269,187,083
Total distributable earnings (loss)	2,776,552,038

Net assets, September 30, 2019	$5,045,860,667

See Notes to Financial Statements.

PGIM Jennison Growth Fund	23

Statement of Assets and Liabilities

as of September 30, 2019

Class A
Net asset value and redemption price per share, ($1,266,660,658 ÷ 31,716,610 shares of common stock issued and outstanding)	$39.94
Maximum sales charge (5.50% of offering price)	2.32

Maximum offering price to public	$42.26

Class B
Net asset value, offering price and redemption price per share,
($7,943,954 ÷ 255,116 shares of common stock issued and outstanding)	$31.14

Class C
Net asset value, offering price and redemption price per share,
($119,260,480 ÷ 3,800,817 shares of common stock issued and outstanding)	$31.38

Class R
Net asset value, offering price and redemption price per share,
($266,083,872 ÷ 7,666,569 shares of common stock issued and outstanding)	$34.71

Class Z
Net asset value, offering price and redemption price per share,
($3,028,962,035 ÷ 69,882,755 shares of common stock issued and outstanding)	$43.34

Class R2
Net asset value, offering price and redemption price per share,
($3,083,548 ÷ 71,625 shares of common stock issued and outstanding)	$43.05

Class R4
Net asset value, offering price and redemption price per share,
($3,968,644 ÷ 91,731 shares of common stock issued and outstanding)	$43.26

Class R6
Net asset value, offering price and redemption price per share,
($349,897,476 ÷ 8,060,928 shares of common stock issued and outstanding)	$43.41

See Notes to Financial Statements.

24

Statement of Operations

Year Ended September 30, 2019

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $476,539 foreign withholding tax)	$39,600,661
Income from securities lending, net (including affiliated income of $541,765)	769,757
Affiliated dividend income	647,007

Total income	41,017,425

Expenses
Management fee	29,148,537
Distribution fee(a)	7,472,402
Shareholder servicing fees(a)	9,157
Transfer agent’s fees and expenses (including affiliated expense of $2,146,313)(a)	6,349,393
Custodian and accounting fees	419,380
Shareholders’ reports	209,078
Registration fees(a)	168,456
Directors’ fees	102,760
Legal fees and expenses	47,826
Audit fee	25,101
Miscellaneous	109,380

Total expenses	44,061,470
Less: Fee waiver and/or expense reimbursement(a)	(81,716)
Distribution fee waiver(a)	(707,311)

Net expenses	43,272,443

Net investment income (loss)	(2,255,018)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $78,552)	333,360,520
Foreign currency transactions	(105,497)

333,255,023

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(18,522))	(390,827,806)
Foreign currencies	(36,105)

(390,863,911)

Net gain (loss) on investment and foreign currency transactions	(57,608,888)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(59,863,906)

See Notes to Financial Statements.

PGIM Jennison Growth Fund	25

Statement of Operations

Year Ended September 30, 2019

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	3,773,371	111,578	1,452,937	2,121,934	—	12,582	—	—
Shareholder servicing fees	—	—	—	—	—	5,032	4,125	—
Transfer agent’s fees and expenses	1,833,203	76,934	142,228	396,364	3,881,736	9,006	7,207	2,715
Registration fees	27,735	15,143	19,568	8,888	51,694	14,793	14,793	15,842
Fee waiver and/or expense reimbursement	—	(51,147)	—	—	—	(15,351)	(15,218)	—
Distribution fee waiver	—	—	—	(707,311)	—	—	—	—

See Notes to Financial Statements.

26

Statements of Changes in Net Assets

	Year Ended September 30,

	2019		2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$(2,255,018)	$(5,009,087)
Net realized gain (loss) on investment and foreign currency transactions		333,255,023	285,138,939
Net change in unrealized appreciation (depreciation) on investments and foreign currencies		(390,863,911)	867,670,610

Net increase (decrease) in net assets resulting from operations		(59,863,906)	1,147,800,462

Dividends and Distributions
Distributions from distributable earnings*
Class A		(63,605,883)	—
Class B		(870,715)	—
Class C		(10,461,165)	—
Class R		(17,477,510)	—
Class Z		(156,200,474)	—
Class R2		(345,321)	—
Class R4		(225,237)	—
Class R6		(5,871,697)	—

		(255,058,002)	—

Distributions from net realized gains
Class A			(66,625,885)
Class B			(1,079,287)
Class C			(8,851,870)
Class R			(20,922,621)
Class Z			(149,280,992)
Class R2			(513)
Class R4			(513)
Class R6			(1,587,854)

		*	(248,349,535)

Series share transactions (Net of share conversions)
Net proceeds from shares sold		1,145,580,270	1,268,939,950
Net asset value of shares issued in reinvestment of dividends and distributions		237,544,755	227,094,847
Cost of shares reacquired		(1,528,147,328)	(1,269,258,668)

Net increase (decrease) in net assets from Series share transactions		(145,022,303)	226,776,129

Total increase (decrease)		(459,944,211)	1,126,227,056

Net Assets:

Beginning of year		5,505,804,878	4,379,577,822

End of year(a)		$5,045,860,667	$5,505,804,878

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$1,625,164

*	For the year ended September 30, 2019, the disclosures have been revised to reflect revisions to Regulation S-X adopted by the SEC in 2018 (refer to Note 9).

See Notes to Financial Statements.

PGIM Jennison Growth Fund	27

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a open-end management investment company. The Company consists of three series: PGIM Balanced Fund, PGIM Jennison Equity Opportunity Fund and PGIM Jennison Growth Fund, each of which are diversified funds. These financial statements relate only to the PGIM Jennison Growth Fund (the “Series”).

The investment objective of the Series is to achieve long-term growth of capital.

1. Accounting Policies

The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Series’ foreign investments may change on days when investors cannot purchase or redeem Series shares.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of

28

Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Series is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

PGIM Jennison Growth Fund	29

Notes to Financial Statements (continued)

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Series has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Series limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Series may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Series’ LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Series’ investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

30

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on forward currency transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Company, on behalf of the Series, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Series lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral.

The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

PGIM Jennison Growth Fund	31

Notes to Financial Statements (continued)

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Series invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Series becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Series expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

32

2. Agreements

The Company, on behalf of the Series, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Series. The Manager administers the corporate affairs of the Series and, in connection therewith, furnishes the Series with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Series’ custodian and the Series’ transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Series. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Series, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. The Manager pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.60% of the Series’ average daily net assets up to $300 million, 0.575% of the average daily net assets on the next $2.7 billion and 0.55% of the average daily net assets in excess of $3 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.57% for the year ended September 30, 2019.

The Manager has contractually agreed, through January 31, 2021, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.95% of average daily net assets for Class B shares, and 0.60% of average daily net assets for Class R6 shares. Separately, the Manager has contractually agreed, through January 31, 2021, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expesnes to exceed 1.10% of average daily net assets for Class R2 shares or 0.85% of average daily net assets for Class R4 shares. The contractual waiver and expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, and certain other Series expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such

PGIM Jennison Growth Fund	33

Notes to Financial Statements (continued)

waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Series, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z, Class R4 and Class R6 shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 1%, 0.75% and 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R and Class R2 shares, respectively. PIMS has contractually agreed through January 31, 2021 to limit such fees to 0.50% of the average daily net assets of the Class R shares.

The Series has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to pay to Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers, as compensation for services rendered to the shareholders of such Class R2 or Class R4 shares, a shareholder service fee at an annual rate of 0.10% of the average daily net assets attributable to Class R2 and Class R4 shares. The shareholder service fee is accrued daily and paid monthly.

For the year ended September 30, 2019, PIMS received $1,249,186 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended September 30, 2019, PIMS received $334, $4,138 and $17,113 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

34

3. Other Transactions with Affiliates

PMFS serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Series’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Series’ Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Series’ Rule 17a-7 procedures. For the year ended September 30, 2019, no 17a-7 transactions were entered into by the Series.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended September 30, 2019, were $2,209,824,631 and $2,601,926,844, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended September 30, 2019, is presented as follows:

PGIM Jennison Growth Fund	35

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$5,045,251	$1,191,074,773	$1,185,506,473	$—	$—	$10,613,551	10,613,551	$647,007
PGIM Institutional Money Market Fund*
181,854,068	3,218,112,216	3,242,818,070	(18,522)	78,552	157,208,244	157,192,525	541,765	**

$186,899,319	$4,409,186,989	$4,428,324,543	$(18,522)	$78,552	$167,821,795		$1,188,772

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the year ended September 30, 2019, the adjustments were to increase total distributable earnings and decrease paid-in capital in excess of par by $566,536 due to a net operating loss. Net investment income (loss), net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended September 30, 2019, the tax character of dividends paid by the Series were $28,640,180 of ordinary income and $226,417,822 of long-term capital gains. For the year ended September 30, 2018, the tax character of dividends paid by the Series were $18,376,709 of ordinary income and $229,972,826 of long-term capital gains.

As of September 30, 2019, the accumulated undistributed earnings on a tax basis was $319,856,492 of long-term capital gains.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$2,756,145,691	$2,525,159,202	$(66,669,677)	$2,458,489,525

36

The difference between book and tax basis was primarily attributable to deferred losses on wash sales and corporate spin-offs.

The Series elected to treat late year losses of approximately $1,794,000 as having been incurred in the following fiscal year (September 30, 2020).

The Manager has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Series’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended September 30, 2019 are subject to such review.

6. Capital and Ownership

The Series offers Class A, Class B, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a monthly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

The Company is authorized to issue 6.625 billion shares of common stock at $0.001 par value per shares. There are 1.897 billion shares authorized for the Series equally divided into nine classes, designated Class A, Class B, Class C, Class R, Class Z, Class T, Class R2, Class R4 and Class R6 common stock, each of which consists of 125 million, 2 million, 25 million, 220 million, 825 million, 50 million, 125 million, 250 million and 275 million authorized shares, respectively. The Series currently does not have any Class T shares outstanding.

As of September 30, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 269 Class R2 shares, 269 Class R4 shares and 293 Class R6 shares of the Series. At reporting period end, four shareholders of record, each holding

PGIM Jennison Growth Fund	37

Notes to Financial Statements (continued)

greater than 5% of the Series, held 38% of the Series’ outstanding shares, of which 0% were held by an affiliate of Prudential.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2019:
Shares sold	2,897,654	$111,076,254
Shares issued in reinvestment of dividends and distributions	1,708,724	60,420,497
Shares reacquired	(5,583,256)	(216,915,407)

Net increase (decrease) in shares outstanding before conversion	(976,878)	(45,418,656)
Shares issued upon conversion from other share class(es)	1,417,587	57,061,147
Shares reacquired upon conversion into other share class(es)	(269,076)	(10,591,487)

Net increase (decrease) in shares outstanding	171,633	$1,051,004

Year ended September 30, 2018:
Shares sold	3,668,460	$143,790,471
Shares issued in reinvestment of dividends and distributions	1,741,872	62,880,435
Shares reacquired	(5,696,257)	(221,418,042)

Net increase (decrease) in shares outstanding before conversion	(285,925)	(14,747,136)
Shares issued upon conversion from other share class(es)	242,026	9,786,909
Shares reacquired upon conversion into other share class(es)	(492,672)	(19,589,924)

Net increase (decrease) in shares outstanding	(536,571)	$(24,550,151)

Class B
Year ended September 30, 2019:
Shares sold	24,378	$743,168
Shares issued in reinvestment of dividends and distributions	30,394	844,046
Shares reacquired	(70,502)	(2,154,188)

Net increase (decrease) in shares outstanding before conversion	(15,730)	(566,974)
Shares reacquired upon conversion into other share class(es)	(156,849)	(4,751,770)

Net increase (decrease) in shares outstanding	(172,579)	$(5,318,744)

Year ended September 30, 2018:
Shares sold	49,713	$1,556,708
Shares issued in reinvestment of dividends and distributions	35,853	1,041,541
Shares reacquired	(63,054)	(1,986,108)

Net increase (decrease) in shares outstanding before conversion	22,512	612,141
Shares reacquired upon conversion into other share class(es)	(133,019)	(4,344,180)

Net increase (decrease) in shares outstanding	(110,507)	$(3,732,039)

38

Class C	Shares	Amount
Year ended September 30, 2019:
Shares sold	931,334	$27,929,356
Shares issued in reinvestment of dividends and distributions	352,083	9,833,672
Shares reacquired	(838,160)	(25,312,488)

Net increase (decrease) in shares outstanding before conversion	445,257	12,450,540
Shares reacquired upon conversion into other share class(es)	(1,744,707)	(55,487,558)

Net increase (decrease) in shares outstanding	(1,299,450)	$(43,037,018)

Year ended September 30, 2018:
Shares sold	1,553,750	$49,219,158
Shares issued in reinvestment of dividends and distributions	282,277	8,222,731
Shares reacquired	(623,980)	(19,713,437)

Net increase (decrease) in shares outstanding before conversion	1,212,047	37,728,452
Shares reacquired upon conversion into other share class(es)	(245,724)	(7,710,612)

Net increase (decrease) in shares outstanding	966,323	$30,017,840

Class R
Year ended September 30, 2019:
Shares sold	777,652	$24,648,316
Shares issued in reinvestment of dividends and distributions	550,773	16,952,805
Shares reacquired	(2,508,823)	(83,006,713)

Net increase (decrease) in shares outstanding before conversion	(1,180,398)	(41,405,592)
Shares reacquired upon conversion into other share class(es)	(1,456)	(51,496)

Net increase (decrease) in shares outstanding	(1,181,854)	$(41,457,088)

Year ended September 30, 2018:
Shares sold	694,045	$23,994,461
Shares issued in reinvestment of dividends and distributions	643,869	20,442,842
Shares reacquired	(2,520,685)	(86,684,817)

Net increase (decrease) in shares outstanding before conversion	(1,182,771)	(42,247,514)
Shares reacquired upon conversion into other share class(es)	(1,450)	(47,025)

Net increase (decrease) in shares outstanding	(1,184,221)	$(42,294,539)

Class Z
Year ended September 30, 2019:
Shares sold	16,227,973	$667,472,486
Shares issued in reinvestment of dividends and distributions	3,740,799	143,197,782
Shares reacquired	(27,028,430)	(1,142,338,037)

Net increase (decrease) in shares outstanding before conversion	(7,059,658)	(331,667,769)
Shares issued upon conversion from other share class(es)	423,063	17,902,016
Shares reacquired upon conversion into other share class(es)	(100,894)	(4,165,938)

Net increase (decrease) in shares outstanding	(6,737,489)	$(317,931,691)

Year ended September 30, 2018:
Shares sold	23,173,947	$978,752,187
Shares issued in reinvestment of dividends and distributions	3,424,850	132,918,418
Shares reacquired	(21,994,892)	(915,932,337)

Net increase (decrease) in shares outstanding before conversion	4,603,905	195,738,268
Shares issued upon conversion from other share class(es)	631,829	26,873,076
Shares reacquired upon conversion into other share class(es)	(764,769)	(31,321,660)

Net increase (decrease) in shares outstanding	4,470,965	$191,289,684

PGIM Jennison Growth Fund	39

Notes to Financial Statements (continued)

Class R2	Shares	Amount
Year ended September 30, 2019:
Shares sold	90,086	$3,479,070
Shares issued in reinvestment of dividends and distributions	9,052	345,321
Shares reacquired	(197,456)	(8,237,424)

Net increase (decrease) in shares outstanding	(98,318)	$(4,413,033)

Period ended September 30, 2018*:
Shares sold	171,297	$7,549,884
Shares issued in reinvestment of dividends and distributions	13	513
Shares reacquired	(1,367)	(62,285)

Net increase (decrease) in shares outstanding	169,943	$7,488,112

Class R4
Year ended September 30, 2019:
Shares sold	119,986	$4,987,522
Shares issued in reinvestment of dividends and distributions	2,064	78,935
Shares reacquired	(38,393)	(1,657,269)

Net increase (decrease) in shares outstanding	83,657	$3,409,188

Period ended September 30, 2018*:
Shares sold	8,482	$380,930
Shares issued in reinvestment of dividends and distributions	13	513
Shares reacquired	(421)	(19,313)

Net increase (decrease) in shares outstanding	8,074	$362,130

Class R6
Year ended September 30, 2019:
Shares sold	7,063,907	$305,244,098
Shares issued in reinvestment of dividends and distributions	153,308	5,871,697
Shares reacquired	(1,142,042)	(48,525,802)

Net increase (decrease) in shares outstanding before conversion	6,075,173	262,589,993
Shares issued upon conversion from other share class(es)	1,986	85,086

Net increase (decrease) in shares outstanding	6,077,159	$262,675,079

Year ended September 30, 2018:
Shares sold	1,495,867	$63,696,151
Shares issued in reinvestment of dividends and distributions	40,903	1,587,854
Shares reacquired	(557,398)	(23,442,329)

Net increase (decrease) in shares outstanding before conversion	979,372	41,841,676
Shares issued upon conversion from other share class(es)	650,862	26,353,416

Net increase (decrease) in shares outstanding	1,630,234	$68,195,092

*	Commencement of offering was November 28, 2017.

7. Borrowings

The Company, on behalf of the Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding

40

for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Series’ portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate of 1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Subsequent to the reporting period end, the SCA has been renewed effective October 3, 2019 and will continue to provide a commitment of $900 million through October 1, 2020. The commitment fee paid by the Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Series utilized the SCA during the year ended September 30, 2019. The average daily balance for the 27 days that the Series had loans outstanding during the period was approximately $4,391,556, borrowed at a weighted average interest rate of 3.53%. The maximum loan outstanding amount during the period was $12,605,000. At September 30, 2019, the Series had an outstanding loan balance of $4,076,000.

8. Risks of Investing in the Series

The Series’ risks include, but are not limited to, some or all of the risks discussed below:

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Series invests could go down. The Series’ holdings can vary significantly from broad market indexes and the performance of the Series can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Series’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in

PGIM Jennison Growth Fund	41

Notes to Financial Statements (continued)

which the Series may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Series’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Series’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Series fall, the value of an investment in the Series will decline. Additionally, the Series may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Series has unsettled or open transactions defaults.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. The Manager has adopted the amendments and reflected them in the Series’ financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Series’ policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

42

Financial Highlights

Class A Shares
	Year Ended September 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$42.79	$35.78	$29.86	$29.37	$29.31
Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.10)	(0.05)	(0.06)	(0.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.71)	9.23	7.13	2.60	1.70
Total from investment operations	(0.80)	9.13	7.08	2.54	1.62
Less Dividends and Distributions:
Distributions from net realized gains	(2.05)	(2.12)	(1.16)	(2.05)	(1.56)
Net asset value, end of year	$39.94	$42.79	$35.78	$29.86	$29.37
Total Return(b):	(1.25)%	26.60%	24.70%	8.63%	5.89%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,266,661	$1,349,940	$1,147,941	$1,044,317	$1,026,140
Average net assets (000)	$1,257,759	$1,258,241	$1,055,913	$1,061,391	$1,079,867
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.03%	1.02%	1.02%	1.03%	1.05%
Expenses before waivers and/or expense reimbursement	1.03%	1.02%	1.02%	1.03%	1.05%
Net investment income (loss)	(0.24)%	(0.26)%	(0.16)%	(0.19)%	(0.26)%
Portfolio turnover rate(e)	43%	40%	54% (f)	36%	41%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

(f)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Growth Fund	43

Financial Highlights (continued)

Class B Shares
	Year Ended September 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$34.18	$29.23	$24.78	$24.85	$25.21
Income (loss) from investment operations:
Net investment income (loss)	(0.35)	(0.37)	(0.22)	(0.21)	(0.25)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.64)	7.44	5.83	2.19	1.45
Total from investment operations	(0.99)	7.07	5.61	1.98	1.20
Less Dividends and Distributions:
Distributions from net realized gains	(2.05)	(2.12)	(1.16)	(2.05)	(1.56)
Net asset value, end of year	$31.14	$34.18	$29.23	$24.78	$24.85
Total Return(b):	(2.17)%	25.46%	23.80%	7.90%	5.14%
Ratios/Supplemental Data:
Net assets, end of year (000)	$7,944	$14,618	$15,734	$17,421	$21,843
Average net assets (000)	$11,157	$15,991	$16,248	$20,138	$25,070
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.95%	1.95%	1.72%	1.73%	1.75%
Expenses before waivers and/or expense reimbursement	2.41%	2.13%	1.72%	1.73%	1.75%
Net investment income (loss)	(1.14)%	(1.19)%	(0.86)%	(0.89)%	(0.96)%
Portfolio turnover rate(e)	43%	40%	54% (f)	36%	41%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

(f)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

44

Class C Shares
	Year Ended September 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$34.34	$29.29	$24.82	$24.89	$25.25
Income (loss) from investment operations:
Net investment income (loss)	(0.27)	(0.30)	(0.22)	(0.21)	(0.25)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.64)	7.47	5.85	2.19	1.45
Total from investment operations	(0.91)	7.17	5.63	1.98	1.20
Less Dividends and Distributions:
Distributions from net realized gains	(2.05)	(2.12)	(1.16)	(2.05)	(1.56)
Net asset value, end of year	$31.38	$34.34	$29.29	$24.82	$24.89
Total Return(b):	(1.92)%	25.76%	23.84%	7.89%	5.13%
Ratios/Supplemental Data:
Net assets, end of year (000)	$119,260	$175,142	$121,092	$115,018	$91,552
Average net assets (000)	$145,286	$148,000	$113,836	$110,677	$83,892
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.70%	1.69%	1.72%	1.73%	1.75%
Expenses before waivers and/or expense reimbursement	1.70%	1.69%	1.72%	1.73%	1.75%
Net investment income (loss)	(0.89)%	(0.94)%	(0.86)%	(0.88)%	(0.96)%
Portfolio turnover rate(e)	43%	40%	54% (f)	36%	41%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

(f)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Growth Fund	45

Financial Highlights (continued)

Class R Shares
	Year Ended September 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$37.57	$31.72	$26.65	$26.47	$26.62
Income (loss) from investment operations:
Net investment income (loss)	(0.15)	(0.16)	(0.10)	(0.10)	(0.16)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.66)	8.13	6.33	2.33	1.57
Total from investment operations	(0.81)	7.97	6.23	2.23	1.41
Less Dividends and Distributions:
Distributions from net realized gains	(2.05)	(2.12)	(1.16)	(2.05)	(1.56)
Net asset value, end of year	$34.71	$37.57	$31.72	$26.65	$26.47
Total Return(b):	(1.46)%	26.34%	24.48%	8.39%	5.68%
Ratios/Supplemental Data:
Net assets, end of year (000)	$266,084	$332,402	$318,202	$290,328	$261,304
Average net assets (000)	$282,917	$334,713	$306,004	$277,093	$122,239
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.23%	1.23%	1.22%	1.23%	1.25%
Expenses before waivers and/or expense reimbursement	1.48%	1.48%	1.47%	1.48%	1.50%
Net investment income (loss)	(0.43)%	(0.47)%	(0.36)%	(0.39)%	(0.57)%
Portfolio turnover rate(e)	43%	40%	54% (f)	36%	41%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

(f)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

46

Class Z Shares
	Year Ended September 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$46.12	$38.30	$31.79	$31.05	$30.81
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.02	0.04	0.03	0.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.75)	9.92	7.63	2.76	1.79
Total from investment operations	(0.71)	9.94	7.67	2.79	1.80
Less Dividends and Distributions:
Dividends from net investment income	(0.02)	-	-	-	-
Distributions from net realized gains	(2.05)	(2.12)	(1.16)	(2.05)	(1.56)
Total dividends and distributions	(2.07)	(2.12)	(1.16)	(2.05)	(1.56)
Net asset value, end of year	$43.34	$46.12	$38.30	$31.79	$31.05
Total Return(b):	(0.95)%	26.99%	25.07%	8.99%	6.20%
Ratios/Supplemental Data:
Net assets, end of year (000)	$3,028,962	$3,533,891	$2,763,070	$2,015,895	$1,801,158
Average net assets (000)	$3,237,702	$3,107,412	$2,264,779	$1,944,589	$1,701,486
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.71%	0.71%	0.72%	0.73%	0.75%
Expenses before waivers and/or expense reimbursement	0.71%	0.71%	0.72%	0.73%	0.75%
Net investment income (loss)	0.09%	0.04%	0.13%	0.11%	0.03%
Portfolio turnover rate(e)	43%	40%	54% (f)	36%	41%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

(f)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Growth Fund	47

Financial Highlights (continued)

Class R2 Shares
	Year Ended September 30, 2019	November 28, 2017(a) through September 30, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$45.99	$41.24
Income (loss) from investment operations:
Net investment income (loss)	(0.14)	(0.32)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.75)	7.19
Total from investment operations	(0.89)	6.87
Less Dividends and Distributions:
Distributions from net realized gains	(2.05)	(2.12)
Net asset value, end of period	$43.05	$45.99
Total Return(c):	(1.37)%	17.60%
Ratios/Supplemental Data:
Net assets, end of period (000)	$3,084	$7,815
Average net assets (000)	$5,033	$1,011
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.10%	1.10%	(e)
Expenses before waivers and/or expense reimbursement	1.41%	3.11%	(e)
Net investment income (loss)	(0.33)%	(0.86)%	(e)
Portfolio turnover rate(f)	43%	40%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

48

Class R4 Shares
	Year Ended September 30, 2019	November 28, 2017(a) through September 30, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$46.08	$41.24
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.22)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.74)	7.18
Total from investment operations	(0.77)	6.96
Less Dividends and Distributions:
Distributions from net realized gains	(2.05)	(2.12)
Net asset value, end of period	$43.26	$46.08
Total Return(c):	(1.09)%	17.83%
Ratios/Supplemental Data:
Net assets, end of period (000)	$3,969	$372
Average net assets (000)	$4,125	$38
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.85%	0.85%	(e)
Expenses before waivers and/or expense reimbursement	1.22%	57.88%	(e)
Net investment income (loss)	(0.06)%	(0.62)%	(e)
Portfolio turnover rate(f)	43%	40%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Growth Fund	49

Financial Highlights (continued)

Class R6 Shares
	Year Ended September 30,		September 27, 2017(a) through September 30,
	2019	2018	2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$46.19	$38.30	$37.92
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.08	-	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.75)	9.93	0.38
Total from investment operations	(0.67)	10.01	0.38
Less Dividends and Distributions:
Dividends from net investment income	(0.06)	-	-
Distributions from net realized gains	(2.05)	(2.12)	-
Total dividends and distributions	(2.11)	(2.12)	-
Net asset value, end of period	$43.41	$46.19	$38.30
Total Return(d):	(0.83)%	27.18%	1.00%
Ratios/Supplemental Data:
Net assets, end of period (000)	$349,897	$91,625	$13,539
Average net assets (000)	$205,755	$50,011	$13,296
Ratios to average net assets(e)(f):
Expenses after waivers and/or expense reimbursement	0.59%	0.60%	0.58%	(g)
Expenses before waivers and/or expense reimbursement	0.59%	0.62%	0.58%	(g)
Net investment income (loss)	0.19%	0.18%	(0.43)%	(g)
Portfolio turnover rate(h)	43%	40%	54%	(i)

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.005 per share.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Series invests.
(f)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)	Annualized.
(h)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

(i)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

50

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Jennison Growth Fund and Board of Directors

Prudential Investment Portfolios, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Jennison Growth Fund, a series of Prudential Investment Portfolios, Inc., (the Fund), including the schedule of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2019, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended September 30, 2019, and the financial highlights for the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

November 15, 2019

PGIM Jennison Growth Fund	51

Tax Information (unaudited)

We are advising you that during the fiscal year ended September 30, 2019, the Series reported the maximum amount allowed per share, but not less than $1.83 for Class A, B, C, R, Z, R2, R4 and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended September 30, 2019, the Series reports in the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income distributions paid as 1) qualified dividend income (QDI), and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM Jennison Growth Fund	87.82%	81.75%

In January 2020, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2019.

52

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Growth Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Growth Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Jennison Growth Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

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Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Jennison Growth Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Growth Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 30, 2019 and on June 11-13, 2019 and approved the renewal of the agreements through July 31, 2020, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information

[1]	PGIM Jennison Growth Fund is a series of The Prudential Investment Portfolios, Inc.
[2]

Grace C. Torres was an Interested Director of the Fund at the time the Board considered and approved the renewal of the Fund’s advisory agreements, but has since become an Independent Director of the Fund.

PGIM Jennison Growth Fund

Approval of Advisory Agreements (continued)

provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 30, 2019 and on June 11-13, 2019.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, including investment research and security selection, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and

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Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds, and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Jennison Growth Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2018.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2018. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to evaluate performance, and the Peer Group, which was used to evaluate expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	1st Quartile	1st Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one- and ten-year periods, though it underperformed over the three- and five-year periods.
•

The Board and PGIM Investments agreed to retain the existing expense cap which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.95% for Class B shares and 0.60% for Class R6 shares through January 31, 2020.

•

The Board and PGIM Investments also agreed to retain the existing contractual expense cap which (exclusive of certain fees and expenses) limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause annual operating expenses to exceed 1.10% for Class R2 shares and 0.85% for Class R4 shares through January 31, 2020.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Growth Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Growth Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends (as of the third month of the Fund’s fiscal quarter for reporting periods on or after September 30, 2019) will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON GROWTH FUND

SHARE CLASS	A	B	C	R	Z	R2	R4	R6
NASDAQ	PJFAX	PJFBX	PJFCX	PJGRX	PJFZX	PJFOX	PJFPX	PJFQX
CUSIP	74437E107	74437E206	74437E305	74437E651	74437E404	74437E420	74437E412	74437E479

MF168E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services – (a) Audit Fees

For the fiscal years ended September 30, 2019 and September 30, 2018, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $94,722 and $170,720 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended September 30, 2019, fees of $4,254 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon. For the fiscal year ended September 30, 2018, there are no other fees to report.

(c) Tax Fees

For the fiscal years ended September 30, 2019 and September 30, 2018: none.

(d) All Other Fees

For the fiscal years ended September 30, 2019 and September 30, 2018: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee - For the fiscal year ended September 30, 2019, 100% of the services referred to in Item 4(b) was approved by the audit committee. For the fiscal year ended September 30, 2018:

none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2019 and September 30, 2018 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Kevin J. Bannon (chair), Laurie Simon Hodrick, Michael S. Hyland, CFA, Brian K. Reid, and Keith F. Hartstein (ex-officio).

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 –	Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Prudential Investment Portfolios, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	November 15, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	November 15, 2019

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	November 15, 2019